UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2019—November 30, 2020

Item 1: Reports to Shareholders

Annual Report | November 30, 2020

Vanguard Wellington™ Fund

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	7

Performance Summary	9

Financial Statements	11

Trustees Approve Advisory Arrangement	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   For the 12 months ended November 30, 2020, Vanguard Wellington Fund returned 10.50% for Admiral Shares and 10.41% for Investor Shares. It lagged the 15.11% return of its benchmark index, a 65% stocks / 35% bonds composite measure that reflects the fund’s target asset allocation.

•   The 12 months were marked by the global spread of COVID-19 and efforts to contain it, including lockdowns, the shuttering of nonessential businesses, and travel restrictions. Responses from policymakers, the start of trials for vaccines and treatments, and the easing of some pandemic-related restrictions eventually lifted investor sentiment. Stock markets hit highs in November as news of possible vaccines buoyed investors. After an initial period of high volatility and low liquidity in the bond markets, yields fell and prices rose amid unprecedented actions taken by governments and central banks to blunt the virus’s economic impact.

•   The stock portfolio underperformed the 17.46% return of its benchmark, the Standard & Poor’s 500 Index. Subpar stock selection in consumer discretionary, an underweight to information technology, and an overweight to financials hurt returns the most.

•   The bond portfolio slightly outperformed its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index, which returned 9.20%. The portfolio benefited from security selection—particularly among industrial issuers—as well as an overweight to agency mortgage-backed securities and an underweight to credit risk.

Market Barometer
		Average Annual Total Returns
	Periods Ended November 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.41%	13.66%	14.23%
Russell 2000 Index (Small-caps)	13.59	7.09	10.25
Russell 3000 Index (Broad U.S. market)	19.02	13.20	13.95
FTSE All-World ex US Index (International)	10.01	4.12	7.62

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.28%	5.45%	4.34%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.89	4.80	3.93
FTSE Three-Month U.S. Treasury Bill Index	0.72	1.59	1.16

CPI
Consumer Price Index	1.17%	1.80%	1.86%

1

Advisor’s Report

Vanguard Wellington Fund returned 10.41% for Investor Shares and 10.50% for Admiral Shares for the 12 months ended November 30, 2020. It lagged the 15.11% return of its benchmark, the Wellington Composite Index. The index is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index). The fund’s peer group—as defined by the Lipper Mixed-Asset Target Allocation Growth Funds—returned an average of 11.42%. The equity portfolio underperformed its benchmark, while the fixed income portfolio outperformed its benchmark.

Investment environment

U.S. stocks generally outperformed international stocks for the period, with the S&P 500, MSCI World, and MSCI EAFE Indexes returning 17.46%, 15.11%, and 6.83%, respectively.

The primary factors affecting the environment for equities during the period were the impacts from the COVID-19 pandemic, a declining interest rate environment, and the U.S. presidential election.

In March, COVID-19 spread globally, and affected countries were brought to an almost complete economic standstill. The pandemic’s impact was far-reaching and extended to businesses across almost all sectors, even those considered more stable or defensive. Businesses directly affected by the shutdown and those with higher leverage experienced outsized stock price impact early on. As the pandemic extended into the summer, high-growth stocks drove the market up from the lows of March, with many of these businesses benefiting from the digital shift in consumer behavior.

The declining interest rate environment has also affected equity returns. The Federal Reserve continued its supportive policy, cutting rates to near zero in March to help bolster the market. Exceptional fundamentals for many high-growth stocks were magnified by low interest rates. As a result, many high-growth technology companies, particularly in the mega-cap spectrum of the market, performed strongly.

The fourth quarter of 2020 has been marked by two significant events: the U.S. presidential election and COVID-19 vaccine developments. The market reacted positively to both events, with strong performance throughout the month of November. The high-growth dominance that marked much of 2020 began to subside as positive vaccine data led to optimism for a cyclical recovery.

Broad fixed income markets largely generated positive total returns over the period, driven by a significant decline in U.S. Treasury yields and the compression of credit spreads after the pandemic-driven widening earlier in 2020. Markets were driven mainly by the growth slowdown

2

caused by the COVID-19 pandemic and the unprecedented speed and magnitude of the resulting stimulus measures enacted by the Fed and the U.S. government.

The Bloomberg Barclays U.S. Aggregate Bond Index returned 7.28% for the period. The higher-quality credit market fared better, with the Bloomberg Barclays U.S. Credit A or Better Bond Index posting 9.20% for the period. The yield on the 10-year U.S. Treasury note fell, beginning the 12-month period at 1.78% and ending at 0.84%.

The fund’s shortfalls

In the stock portfolio, sector allocation and security selection detracted from relative performance. The portfolio’s overweighted position in financials was a significant headwind, as that sector underperformed, and its overweight to energy and under-weight to information technology held back returns as well.

Security selection in consumer discretionary, real estate, and consumer staples also hurt. Detractors included Bank of America, BP, Prudential Financial, and JPMorgan Chase. Stocks we did not hold or held in underweight positions that contributed negatively were Amazon, NVIDIA, and Apple.

On the fixed income side, an overweight to taxable municipal bonds detracted from relative returns within noncorporate credit as pandemic-related concerns weighed on this subsector. A modest out-of-benchmark allocation to asset-backed securities and commercial mortgage-backed securities also detracted slightly; these sectors came under pressure amid elevated market volatility and liquidity pressures, especially at the start of the pandemic. Duration/yield curve positioning moderately dampened performance, with an underweight to the front-end of the yield curve detracting notably, particularly in the earlier part of the period.

The fund’s successes

In the stock portfolio, strong selection within communication services, energy, and financials partially offset negative returns. Strong individual contributors to investment performance were positions held in Taiwan Semiconductor Manufacturing, BlackRock, Deere & Co., Eli Lilly, and Alphabet.

Not holding some stocks, including Wells Fargo and Boeing, also helped relative returns. An underweight to Exxon Mobil also contributed to overall performance.

On the fixed income side, most spread sectors recouped a large portion of their widening from early 2020; the segment made a dramatic recovery in response to policymakers’ unprecedented monetary and fiscal stimulus. Security selection within investment-grade corporates, particularly consumer noncyclicals and communications within industrials, drove much of the outperformance.

3

Security selection within financials and utilities also contributed. Within noncorporate credit, an underweight to supranational and local authority issuers, along with security selection within local agency and sovereign issuers, helped relative returns.

An out-of-benchmark allocation to agency mortgage-backed securities (MBS) pass-throughs helped as well. The spread-widening seen earlier in the period was later offset by strong technical support from the Fed’s asset purchases and strong demand for the asset class related to its yield advantages over Treasuries.

The fund’s positioning

Over the intermediate term, our outlook for equity markets remains balanced. The uncertainty surrounding the 2020 presidential election is largely behind us—and, with multiple vaccine trials releasing positive data, we can begin to conceive of a post-COVID economy. However, we appreciate the logistical challenges of vaccine production and distribution, and we recognize the economic uncertainty that still lies ahead.

At the portfolio level, we are enthusiastic about the prospects for many individual businesses. Large-cap financials Charles Schwab and JPMorgan Chase are showing strong underlying growth despite the challenging rate environment. Across sectors, businesses such as McDonald’s, HCA Healthcare, Facebook, Danaher, Blackstone Group, and Home Depot all have navigated the difficult conditions far better than expected.

Large pharmaceutical company Pfizer has been one of the leaders in developing a COVID-19 vaccine. Technology companies like Alphabet and Microsoft continue to achieve success across a range of businesses, product, and shareholders.

Over the course of the year, we initiated new positions in Facebook, Procter & Gamble, and Becton Dickinson. We believe Facebook has displayed excellent business resilience and has benefited from the accelerating shift to digital. The company is investing to extend their competitive advantage and still has a long runway for growth.

Procter & Gamble has an excellent management team, with solid market-share dynamics across key products that have continued to execute well. Nine out of ten of their product categories have grown organically despite the pandemic and its economic effects.

Becton Dickinson is a medical supply company that makes a wide range of everyday products that are essential to the delivery of health care. The company has a stable demand profile, with a dominant market share across most categories.

4

While the portfolio remains overweight in financials, we significantly reduced our positioning in the sector during the period. We did this by eliminating positions in several companies for which we had decreased confidence in their ability to create value at an attractive rate over time. The portfolio remains underweight in information technology, although we added to the sector during the year by buying competitively advantaged, growing businesses with strong management teams.

We remain committed to our investment philosophy and process to construct a portfolio of resilient businesses at reasonable valuations run by management teams that are likely to make value-enhancing decisions. Our goal is for the portfolio to deliver a superior rate of economic growth (earnings plus dividends) over the long term and downside protection during difficult economic and market environments.

On the fixed income side, we maintain a very modestly pro-cyclical risk posture. Our base case is for an improving economy and elevated volatility as the path of COVID-19 continues to develop. Recent economic data, however, indicates that the pace of this recovery may be slow and additional fiscal stimulus is uncertain.

Going forward, we will be focused on continued COVID-19 outbreaks and associated economic shutdowns; the potential for, and magnitude of, fiscal stimulus; policy changes that may occur during the Biden administration; and any changes from the current status quo driven by Congressional election outcomes.

The Fed’s purchase programs have been successful in restoring confidence and liquidity, and we generally expect that the central bank will continue to provide support in other ways following the cessation of most of these programs at year-end. We expect it to remain accommodative, pinning front-end rates while longer rates may respond to improvements in the economic outlook. Because of this, we have positioned the fund’s fixed income portion with a slightly short duration relative to the benchmark.

While valuations are near median levels and less compelling, credit markets remain the main investment focus of the portfolio as they continue to provide attractive income, and we will keep looking for opportunities within the sector. We are underweight corporate credit relative to the all-credit benchmark, with a bias toward defensive sectors with lower earnings volatility while also looking for opportunities to move up in credit quality. In terms of industries, the portfolio is overweight less cyclical sectors like communications and utilities while remaining cautious on more cyclical sectors such as energy. We maintain an overweight to taxable municipals, given their diversification benefit, still-strong underlying credit quality, and relatively attractive valuations.

5

We also maintain out-of-benchmark allocations to U.S. government bonds and agency MBS. The latter provides strong liquidity, and we believe they are well- supported by the Fed purchases, despite concerns around prepayment speeds. The portfolio holds an allocation to pass-throughs, focusing on low-coupon TBAs to maintain carry and liquidity, as well as CMOs and a modest allocation to delegated underwriting and servicing bonds for their stable cash flows.

The portfolio also holds out-of-benchmark allocations to high-quality securitized sectors, which remain protected from defaults. These include traditional asset-backed securities, collateralized loan obligations, commercial mortgage-backed securities, and non-agency residential mortgages.

Consistent with our practices, we hold adequate liquidity in the fixed income portion of the fund, notably government bonds and agency MBS as our “all-weather” liquidity buffer. This liquidity buffer should provide downside protection for shareholders if the economic cycle and/or the equity portfolio take an unfavorable turn.

We continue to be disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe have served the fund’s shareholders well.

Loren L. Moran, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Daniel J. Pozen

Senior Managing Director and

Equity Portfolio Manager

Michael E. Stack, CFA,

Senior Managing Director and

Fixed Income Portfolio Manager

Wellington Management Company LLP

December 17, 2020

6

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

7

Six Months Ended November 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2020	11/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,130.75	$1.23
Admiral™ Shares	1,000.00	1,131.21	0.80
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.85	$1.16
Admiral Shares	1,000.00	1,024.25	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

8

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2010, Through November 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Wellington Fund Investor Shares	10.41%	9.97%	10.12%	$26,226
Wellington Composite Index	15.11	11.21	11.05	28,514
Bloomberg Barclays U.S. Aggregate Bond Index	7.28	4.34	3.71	14,399
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.93	13.89	13.99	37,049

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	10.50%	10.06%	10.21%	$132,205
Wellington Composite Index	15.11	11.21	11.05	142,572
Bloomberg Barclays U.S. Aggregate Bond Index	7.28	4.34	3.71	71,994
Dow Jones U.S. Total Stock Market Float Adjusted Index	18.93	13.89	13.99	185,247

See Financial Highlights for dividend and capital gains information.

9

Wellington Fund

Fund Allocation

As of November 30, 2020

Asset-Backed/Commercial Mortgage-Backed Securities	1.0%
Common Stocks	69.0
Corporate Bonds	21.6
Sovereign Bonds	0.9
Taxable Municipal Bonds	2.0
U.S. Government and Agency Obligations	5.5

The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage- backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

10

Wellington Fund

Financial Statements

Schedule of Investments—Investments Summary

As of November 30, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Communication Services
* Alphabet Inc. Class A	2,833,345	4,970,820	4.5%
* Facebook Inc. Class A	10,050,356	2,783,647	2.5%
Comcast Corp. Class A	32,147,844	1,615,108	1.4%
		9,369,575	8.4%
Consumer Discretionary
McDonald’s Corp.	12,475,407	2,712,653	2.4%
TJX Cos. Inc.	27,918,492	1,773,103	1.6%
Home Depot Inc.	6,179,195	1,714,170	1.5%
* Alibaba Group Holding Ltd. ADR	4,464,653	1,175,811	1.1%
Consumer Discretionary—Other †		384,800	0.3%
		7,760,537	6.9%
Consumer Staples
Procter & Gamble Co.	14,209,871	1,973,325	1.8%
Coca-Cola Co.	29,325,690	1,513,206	1.4%
Nestle SA	12,192,132	1,365,696	1.2%
Sysco Corp.	18,014,737	1,284,270	1.1%
Consumer Staples—Other †		332,850	0.3%
		6,469,347	5.8%
Energy
TOTAL SE	32,206,760	1,367,042	1.2%

Financials
JPMorgan Chase & Co.	17,811,116	2,099,574	1.9%
Charles Schwab Corp.	40,719,889	1,986,316	1.8%
BlackRock Inc.	2,130,798	1,488,043	1.3%
Bank of America Corp.	47,083,838	1,325,881	1.2%
Progressive Corp.	14,091,409	1,227,503	1.1%
American Express Co.	8,293,198	983,490	0.9%

11

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Blackstone Group LP Class A	15,453,876	920,278	0.8%
Financials—Other †		521,844	0.5%
		10,552,929	9.5%
Health Care
Pfizer Inc.	44,106,059	1,689,703	1.5%
Becton Dickinson and Co.	6,174,609	1,450,045	1.3%
UnitedHealth Group Inc.	4,232,554	1,423,577	1.3%
Novartis AG	13,565,475	1,228,158	1.1%
Abbott Laboratories	11,260,203	1,218,579	1.1%
AstraZeneca plc ADR	20,079,268	1,062,996	1.0%
HCA Healthcare Inc.	5,985,122	898,427	0.8%
Anthem Inc.	2,814,460	876,761	0.8%
Humana Inc.	1,812,557	725,965	0.6%
Danaher Corp.	2,724,971	612,110	0.5%
Health Care—Other †		355,035	0.3%
		11,541,356	10.3%
Industrials
Deere & Co.	4,008,247	1,048,638	0.9%
Union Pacific Corp.	4,865,499	992,951	0.9%
Trane Technologies plc	6,118,754	894,807	0.8%
Northrop Grumman Corp.	2,624,086	793,156	0.7%
Lockheed Martin Corp.	2,136,555	779,842	0.7%
Raytheon Technologies Corp.	9,598,266	688,388	0.6%
Schneider Electric SE	4,770,563	664,668	0.6%
Fortive Corp.	9,464,295	663,731	0.6%
Industrials—Other †		1,072,335	1.0%
		7,598,516	6.8%
Information Technology
Microsoft Corp.	25,033,612	5,358,945	4.8%
Apple Inc.	29,607,744	3,524,802	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,392,543	1,687,424	1.5%
Texas Instruments Inc.	9,924,887	1,600,388	1.4%
Global Payments Inc.	6,776,836	1,322,771	1.2%
Accenture plc Class A	2,438,360	607,371	0.6%
Lam Research Corp.	1,218,832	551,716	0.5%
Information Technology—Other †		1,824,989	1.6%
		16,478,406	14.8%
Real Estate
American Tower Corp.	4,683,459	1,082,816	1.0%

Utilities
Duke Energy Corp.	12,947,378	1,199,704	1.1%
Exelon Corp.	29,185,844	1,198,662	1.0%
		2,398,366	2.1%
Total Common Stocks (Cost $46,901,108)		74,618,890	66.8%

12

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.250%	5/31/25	850,000	847,212	0.8%
1	United States Treasury Note/Bond	0.125%–3.125%	10/31/22–11/15/50	3,908,210	4,065,490	3.6%
					4,912,702	4.4%

Conventional Mortgage-Backed Securities †					451,035	0.4%

Nonconventional Mortgage-Backed Securities †					592,263	0.5%
Total U.S. Government and Agency Obligations (Cost $5,738,186)					5,956,000	5.3%
Asset-Backed/Commercial Mortgage-Backed Securities
2	American Tower Trust I	3.070%	3/15/23	43,000	43,793	0.1%
2	Asset-Backed/Commercial Mortgage-Backed Securities—Other †				1,037,105	0.9%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,073,457)					1,080,898	1.0%
Corporate Bonds
Finance
	Banking
3	Bank of America Corp.	2.496%–5.875%	1/11/23–3/15/50	674,369	790,810	0.7%
3	JPMorgan Chase & Co.	3.109%–5.625%	5/1/23–4/22/51	548,530	702,285	0.7%
2	Banking—Other †				5,158,526	4.6%
	Brokerage
	Charles Schwab Corp.	3.200%	3/2/27	19,665	22,043	0.0%
	Brokerage—Other †				53,899	0.1%
	Insurance
	UnitedHealth Group Inc.	2.000%–4.750%	3/15/22–8/15/59	277,956	345,873	0.3%
2	Insurance—Other †				1,260,239	1.1%
2	Real Estate Investment Trusts †				165,754	0.1%
					8,499,429	7.6%
Industrial
	Basic Industry †				59,491	0.1%
	Capital Goods
	Deere & Co.	7.125%	3/3/31	17,500	25,822	0.0%
	John Deere Capital Corp.	3.450%	3/13/25	43,145	48,160	0.0%
2	Capital Goods—Other †				632,174	0.6%
	Communication
	American Tower Corp.	3.800%–5.000%	2/15/24–8/15/29	43,889	50,684	0.1%
	Comcast Corp.	3.000%–6.500%	2/1/24–10/15/58	509,246	659,434	0.6%
	NBCUniversal Media LLC	4.450%	1/15/43	10,370	13,724	0.0%
2	Sky Ltd.	3.750%	9/16/24	45,046	50,123	0.0%
2	Communication—Other †				1,247,206	1.1%
	Consumer Cyclical
	Alibaba Group Holding Ltd.	3.125%–3.600%	11/28/21–12/6/27	127,615	141,932	0.1%
	Home Depot Inc.	3.300%–4.500%	12/6/28–12/6/48	69,530	88,998	0.1%
	McDonald’s Corp.	3.250%–4.875%	6/10/24–9/1/49	53,135	63,780	0.1%
2	Consumer Cyclical—Other †				706,242	0.6%

13

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Consumer Noncyclical
	AstraZeneca plc	4.000%–6.450%	1/17/29–9/15/37	70,385	92,612	0.1%
	Novartis Capital Corp.	3.400%–4.400%	5/6/24–5/6/44	42,591	54,144	0.1%
	Pfizer Inc.	1.700%–4.100%	3/15/29–5/28/50	146,260	174,549	0.2%
3	Procter & Gamble - Esop	9.360%	1/1/21	3,727	3,742	0.0%
	Wyeth LLC	5.950%	4/1/37	25,000	37,605	0.0%
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	34,179	0.0%
2	Consumer Noncyclical—Other †				3,012,787	2.7%
	Energy
	Total Capital International SA	2.700%–3.750%	1/25/23–4/10/24	78,010	84,105	0.1%
2	Energy—Other †				1,075,988	0.9%
2	Other Industrial †				281,947	0.3%
	Technology
	Apple Inc.	2.450%–4.450%	2/9/24–8/20/60	485,447	544,003	0.5%
	Global Payments Inc.	2.900%	5/15/30	14,680	15,994	0.0%
	Microsoft Corp.	2.525%–4.100%	2/6/24–6/1/50	375,995	439,209	0.4%
2	Technology—Other †				1,392,352	1.2%
2	Transportation †				569,414	0.5%
					11,600,400	10.4%
Utilities
	Electric
	Baltimore Gas and Electric Co.	2.900%	6/15/50	6,549	7,066	0.0%
	Commonwealth Edison Co.	3.650%–4.350%	11/15/45–3/1/48	37,430	47,506	0.1%
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,788	0.0%
	Duke Energy Carolinas LLC	3.700%–6.050%	4/15/38–12/1/47	21,085	26,770	0.0%
	Duke Energy Corp.	2.650%–4.800%	9/1/26–9/1/46	78,445	99,150	0.1%
	Duke Energy Florida LLC	6.350%–6.400%	9/15/37–6/15/38	35,055	54,449	0.1%
	Duke Energy Progress LLC	4.100%–6.300%	4/1/38–8/15/45	55,720	74,909	0.1%
	Potomac Electric Power Co.	3.050%–6.500%	4/1/22–11/15/37	28,765	41,790	0.0%
2	Electric—Other †				2,503,438	2.2%
2	Natural Gas †				349,062	0.3%
	Other Utility †				56,540	0.1%
					3,273,468	3.0%
Total Corporate Bonds (Cost $20,221,804)					23,373,297	21.0%
[2]Sovereign Bonds (Cost $828,556) †					923,895	0.8%
Taxable Municipal Bonds (Cost $1,767,626) †					2,110,109	1.9%

				Shares
Temporary Cash Investments
Money Market Fund
4	Vanguard Market Liquidity Fund 0.109%			1,886	188	0.0%

14

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC (Dated 11/30/20, Repurchase Value $21,700,000, collateralized by Federal Home Loan Bank 3.840%–4.250%, 9/28/28–10/19/38, with a value of $22,138,000)	0.090%	12/1/20	21,700	21,700	0.0%
Citigroup Global Markets Inc. (Dated 11/30/20, Repurchase Value $240,900,000, collateralized by U.S. Treasury Note/Bond 2.500%–6.500%, 11/15/26–2/15/48, and U.S. Treasury Bill 0.000%, 1/19/21–2/23/21, with a value of $245,718,000)	0.070%	12/1/20	240,900	240,900	0.2%
Credit Agricole Securities (USA) Inc. (Dated 11/30/20, Repurchase Value $447,501,000, collateralized by U.S. Treasury Note/Bond 1.250%–4.375%, 5/15/41–8/15/50, with a value of $456,450,000)	0.070%	12/1/20	447,500	447,500	0.4%
Deutsche Bank Securities, Inc. (Dated 11/30/20, Repurchase Value $152,300,000, collateralized by U.S. Treasury Note/Bond 0.375%, 11/30/25, with a value of $155,346,000)	0.090%	12/1/20	152,300	152,300	0.1%
HSBC Bank USA (Dated 11/30/20, Repurchase Value $57,800,000, collateralized by U.S. Treasury Note/Bond 0.625%–4.625%, 2/28/22–8/15/50, with a value of $58,956,000)	0.070%	12/1/20	57,800	57,800	0.1%
HSBC Bank USA (Dated 11/30/20, Repurchase Value $100,400,000, collateralized by Federal Home Loan Mortgage Corp. 3.000%–4.000%, 9/1/42–7/1/50, and Federal National Mortgage Assn. 2.500%–4.500%, 7/1/35–10/1/50, with a value of $102,408,000)	0.090%	12/1/20	100,400	100,400	0.1%
Nomura International plc (Dated 11/30/20, Repurchase Value $562,101,000, collateralized by U.S. Treasury Note/Bond 0.125% 3.375%, 2/28/21–2/15/43, with a value of $573,342,000)	0.070%	12/1/20	562,100	562,100	0.5%

15

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	RBC Capital Markets LLC (Dated 11/30/20, Repurchase Value $155,600,000, collateralized by Federal Home Loan Mortgage Corp. 2.500%, 9/1/50–11/1/50, and Federal National Mortgage Assn. 2.000%–3.000%, 2/1/50–12/1/50, with a value of $158,712,000)	0.080%	12/1/20	155,600	155,600	0.2%
	TD Securities (USA) LLC (Dated 11/30/20, Repurchase Value $80,200,000, collateralized by U.S. Treasury Bill 0.000%, 3/2/21, with a value of $81,804,000)	0.090%	12/1/20	80,200	80,200	0.1%
	Wells Fargo & Co. (Dated 11/30/20, Repurchase Value 144,200,000, collateralized by Federal National Mortgage Assn. 2.500%–5.500%, 7/1/33–12/1/50, with a value of $147,084,000)	0.090%	12/1/20	144,200	144,200	0.1%
					1,962,700	1.8%
U.S. Government and Agency Obligations
1	United States Treasury Bill	0.108%	3/25/21	1,000,000	999,700	0.9%
	United States Treasury Bill	0.096%	4/15/21	424,000	423,864	0.4%
	U.S. Government and Agency Obligations—Other †				152,750	0.1%
					1,576,314	1.4%
Total Temporary Cash Investments (Cost $3,539,107)					3,539,202	3.2%
Total Investments (Cost $80,069,844)					111,602,291	100.0%
Other Assets and Liabilities—Net (0.0%)					42,101	0.0%
Net Assets					111,644,392	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1	Securities with a value of $11,880,000 have been segregated as initial margin for open futures contracts.

2	Certain securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the aggregate value of these securities was $5,615,863,000, representing 5.0% of net assets.

3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

16

Wellington Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2021	3,651	460,140	477
				477

Short Futures Contracts
10-Year U.S. Treasury Note	March 2021	(6,327)	(874,213)	(1,630)
				(1,630)
				(1,153)

See accompanying Notes, which are an integral part of the Financial Statements.

17

Wellington Fund

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $80,069,656)	111,602,103
Affiliated Issuers (Cost $188)	188
Total Investments in Securities	111,602,291
Investment in Vanguard	4,459
Cash	80,107
Foreign Currency, at Value (Cost $1,491)	1,633
Receivables for Investment Securities Sold	445,095
Receivables for Accrued Income	374,104
Receivables for Capital Shares Issued	36,446
Variation Margin Receivable—Futures Contracts	911
Total Assets	112,545,046
Liabilities
Payables for Investment Securities Purchased	819,626
Payables to Investment Advisor	14,847
Payables for Capital Shares Redeemed	59,386
Payables to Vanguard	6,094
Variation Margin Payable—Futures Contracts	701
Total Liabilities	900,654
Net Assets	111,644,392

At November 30, 2020, net assets consisted of:

Paid-in Capital	73,526,250
Total Distributable Earnings (Loss)	38,118,142
Net Assets	111,644,392

Investor Shares—Net Assets
Applicable to 339,143,034 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,635,367
Net Asset Value Per Share—Investor Shares	$46.10

Admiral Shares—Net Assets
Applicable to 1,205,895,140 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	96,009,025
Net Asset Value Per Share—Admiral Shares	$79.62

See accompanying Notes, which are an integral part of the Financial Statements.

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Wellington Fund

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends[1]	1,567,122
Interest	1,097,801
Securities Lending—Net	2,020
Total Income	2,666,943
Expenses
Investment Advisory Fees—Note B
Basic Fee	81,950
Performance Adjustment	(21,754)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	27,028
Management and Administrative—Admiral Shares	86,569
Marketing and Distribution—Investor Shares	1,414
Marketing and Distribution—Admiral Shares	3,255
Custodian Fees	398
Auditing Fees	36
Shareholders’ Reports—Investor Shares	201
Shareholders’ Reports—Admiral Shares	141
Trustees’ Fees and Expenses	156
Total Expenses	179,394
Net Investment Income	2,487,549
Realized Net Gain (Loss)
Investment Securities Sold[2]	6,634,094
Futures Contracts	2,468
Options Purchased	(2,567)
Forward Currency Contracts	(985)
Foreign Currencies	(138)
Realized Net Gain (Loss)	6,632,872
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,216,552
Futures Contracts	(211)
Foreign Currencies	3,143
Change in Unrealized Appreciation (Depreciation)	1,219,484
Net Increase (Decrease) in Net Assets Resulting from Operations	10,339,905

1	Dividends are net of foreign withholding taxes of $39,855,000.

2	Realized net gain (loss) and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $114,000 and $0. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

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Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,487,549	2,873,152
Realized Net Gain (Loss)	6,632,872	2,476,973
Change in Unrealized Appreciation (Depreciation)	1,219,484	8,665,727
Net Increase (Decrease) in Net Assets Resulting from Operations	10,339,905	14,015,852
Distributions[1]
Investor Shares	(738,980)	(1,380,670)
Admiral Shares	(4,196,596)	(7,336,921)
Total Distributions	(4,935,576)	(8,717,591)
Capital Share Transactions
Investor Shares	(2,344,969)	(32,115)
Admiral Shares	(2,092,620)	2,766,577
Net Increase (Decrease) from Capital Share Transactions	(4,437,589)	2,734,462
Total Increase (Decrease)	966,740	8,032,723
Net Assets
Beginning of Period	110,677,652	102,644,929
End of Period	111,644,392	110,677,652

1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$43.72	$41.86	$43.45	$39.23	$39.00
Investment Operations
Net Investment Income	.966[1]	1.098[1]	1.083[1]	1.021[1]	1.017
Net Realized and Unrealized Gain (Loss) on Investments	3.345	4.269	.100	4.965	1.616
Total from Investment Operations	4.311	5.367	1.183	5.986	2.633
Distributions
Dividends from Net Investment Income	(1.004)	(1.099)	(1.086)	(1.030)	(1.014)
Distributions from Realized Capital Gains	(.927)	(2.408)	(1.687)	(.736)	(1.389)
Total Distributions	(1.931)	(3.507)	(2.773)	(1.766)	(2.403)
Net Asset Value, End of Period	$46.10	$43.72	$41.86	$43.45	$39.23

Total Return[2]	10.41%	14.22%	2.80%	15.72%	7.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,635	$17,209	$16,438	$18,422	$18,967
Ratio of Total Expenses to Average Net Assets[3]	0.24%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.28%	2.70%	2.58%	2.50%	2.68%
Portfolio Turnover Rate[4]	51%	28%	34%	30%	31%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.00%), (0.01%), (0.01%), and (0.01%).

4	Includes 3%, 1%, 2%, 4%, and 6% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$75.51	$72.29	$75.04	$67.75	$67.36
Investment Operations
Net Investment Income	1.720[1]	1.954[1]	1.929[1]	1.824[1]	1.812
Net Realized and Unrealized Gain (Loss) on Investments	5.784	7.379	.172	8.572	2.784
Total from Investment Operations	7.504	9.333	2.101	10.396	4.596
Distributions
Dividends from Net Investment Income	(1.794)	(1.955)	(1.936)	(1.836)	(1.807)
Distributions from Realized Capital Gains	(1.600)	(4.158)	(2.915)	(1.270)	(2.399)
Total Distributions	(3.394)	(6.113)	(4.851)	(3.106)	(4.206)
Net Asset Value, End of Period	$79.62	$75.51	$72.29	$75.04	$67.75

Total Return[2]	10.50%	14.33%	2.88%	15.81%	7.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96,009	$93,469	$86,207	$87,136	$73,996
Ratio of Total Expenses to Average Net Assets[3]	0.16%	0.17%	0.17%	0.17%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.35%	2.78%	2.66%	2.58%	2.77%
Portfolio Turnover Rate[4]	51%	28%	34%	30%	31%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.00%), (0.01%), (0.01%), and (0.01%).

4	Includes 3%, 1%, 2%, 4%, and 6% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between

23

Wellington Fund

changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

24

Wellington Fund

During the year ended November 30, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at November 30, 2020.

5. Options: The fund invests in options contracts on futures to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that if interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options is that if interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.

The fund invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

Options contracts on futures are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended November 30, 2020, the fund’s average value of investments in options purchased and options written represented less than 1% and 0% of net assets, respectively, based on the average market values at each quarter-end during the period. The fund had no open options contracts on futures at November 30, 2020.

6. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

25

Wellington Fund

At November 30, 2020, counterparties had deposited in segregated accounts cash of $895,000 in connection with TBA transactions.

7. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

8. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

9. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

10. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

11. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and

26

Wellington Fund

settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

13. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt

27

Wellington Fund

securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays Capital U.S. Credit A or Better Bond Index for the preceding three years. For the year ended November 30, 2020, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $21,754,000 (0.02%) based on performance.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $4,459,000, representing less than 0.01% of the fund’s net assets and 1.78% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

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Wellington Fund

The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	68,706,179	5,912,711	—	74,618,890
U.S. Government and Agency Obligations	—	5,956,000	—	5,956,000
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,080,898	—	1,080,898
Corporate Bonds	—	23,373,297	—	23,373,297
Sovereign Bonds	—	923,895	—	923,895
Taxable Municipal Bonds	—	2,110,109	—	2,110,109
Temporary Cash Investments	188	3,539,014	—	3,539,202
Total	68,706,367	42,895,924	—	111,602,291
Derivative Financial Instruments
Assets
Futures Contracts[1]	911	—	—	911
Liabilities
Futures Contracts[1]	701	—	—	701

1 Represents variation margin on the last day of the reporting period.

E.  At November 30, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Interest Rate	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Options Purchased	—	—	—
Variation Margin Receivable—Futures Contracts	911	—	911
Unrealized Appreciation—Forward Currency Contracts	—	—	—
Total Assets	911	—	911

Variation Margin Payable—Futures Contracts	701	—	701
Unrealized Depreciation—Forward Currency Contracts	—	—	—
Total Liabilities	701	—	701

29

Wellington Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2020, were:

		Foreign
Interest Rate		Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	2,468	—	2,468
Options Purchased	(2,567)	—	(2,567)
Forward Currency Contracts	—	(985)	(985)
Realized Net Gain (Loss) on Derivatives	(99)	(985)	(1,084)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(211)	—	(211)
Options Purchased	—	—	—
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	(211)	—	(211)

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	428,747
Total Distributable Earnings (Loss)	(428,747)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the deferral of losses from straddles; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	821,920
Undistributed Long-Term Gains	5,782,064
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	31,514,158

30

Wellington Fund

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	2,598,283	2,882,254
Long-Term Capital Gains	2,337,293	5,835,337
Total	4,935,576	8,717,591

* Includes short-term capital gains, if any.

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	80,090,620
Gross Unrealized Appreciation	32,009,547
Gross Unrealized Depreciation	(497,876)
Net Unrealized Appreciation (Depreciation)	31,511,671

G.   During the year ended November 30, 2020, the fund purchased $39,987,715,000 of investment securities and sold $45,975,032,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $13,064,900,000 and $15,572,516,000, respectively.

H.   Capital share transactions for each class of shares were:

			Year Ended November 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,570,553	37,036	1,511,761	37,140
Issued in Lieu of Cash Distributions	705,545	16,986	1,321,520	34,691
Redeemed	(4,621,067)	(108,454)	(2,865,396)	(70,964)
Net Increase (Decrease)—Investor Shares	(2,344,969)	(54,432)	(32,115)	867
Admiral Shares
Issued	7,817,857	105,629	5,763,319	82,106
Issued in Lieu of Cash Distributions	3,891,977	54,268	6,857,481	104,181
Redeemed	(13,802,454)	(191,768)	(9,854,223)	(140,967)
Net Increase (Decrease)—Admiral Shares	(2,092,620)	(31,871)	2,766,577	45,320

I.   Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 14, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

32

Special 2020 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,737,128,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,630,927,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 41.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund distributed $50,028,000 of qualified business income to shareholders during the fiscal year.

33

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The portfolio managers leverage tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. In managing the equity portion of the fund, the portfolio managers employ bottom-up, fundamental research focusing on high-quality companies with above-average yields, strong balance sheets, sustainable competitive advantages, and attractive valuations. In managing the fixed income portion of the fund, the portfolio managers focus on investment-grade corporate bonds. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.

34

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

35

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Credit A or Better Bond Index (Index or Bloomberg Barclays Index).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Wellington Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Wellington Fund. The Index is licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Wellington Fund. Bloomberg and Barclays’ only relationship with Vanguard in respect of the Index is the licensing of the Index, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Wellington Fund or the owners of the Wellington Fund.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Index in connection with the Wellington Fund. Investors acquire the Wellington Fund from Vanguard and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Wellington Fund. The Wellington Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Wellington Fund or the advisability of investing in securities generally or the ability of the Index to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Wellington Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Wellington Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Wellington Fund or any other third party into consideration in determining, composing or calculating the Index. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Wellington Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Wellington Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Wellington Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDEX, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEX. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE WELLINGTON FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2021 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012021

Annual Report  |  November 30, 2020

Vanguard U.S. Factor ETFs

Vanguard U.S. Liquidity Factor ETF

Vanguard U.S. Minimum Volatility ETF

Vanguard U.S. Momentum Factor ETF

Vanguard U.S. Multifactor ETF

Vanguard U.S. Quality Factor ETF

Vanguard U.S. Value Factor ETF

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	4

U.S. Liquidity Factor ETF	6

U.S. Minimum Volatility ETF	27

U.S. Momentum Factor ETF	41

U.S. Multifactor ETF	61

U.S. Quality Factor ETF	80

U.S. Value Factor ETF	101

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•     Vanguard’s six U.S. Factor ETFs posted returns ranging from about –2% to nearly 26% for the 12 months ended November 30, 2020. All but one of the six ETFs trailed the 19.02% return of their benchmark, the Russell 3000 Index.

•     The U.S. Factor ETFs seek to provide long-term capital appreciation by investing in stocks that have lower or higher measures of certain factors relative to the broad U.S. equity market.

•     Vanguard U.S. Momentum Factor ETF did best among the group, returning 25.91% based on net asset value.

•     Vanguard U.S. Minimum Volatility ETF produced the lowest returns, at –1.99% based on net asset value. Performance was held back as defensive sectors favored by this strategy provided muted downside protection during the market downturn earlier this year and trailed during the rebound.

Market Barometer

		Average Annual Total Returns
		Periods Ended November 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.41%	13.66%	14.23%
Russell 2000 Index (Small-caps)	13.59	7.09	10.25
Russell 3000 Index (Broad U.S. market)	19.02	13.20	13.95
FTSE All-World ex US Index (International)	10.01	4.12	7.62

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	7.28%	5.45%	4.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.89	4.80	3.93
FTSE Three-Month U.S. Treasury Bill Index	0.72	1.59	1.16

CPI
Consumer Price Index	1.17%	1.80%	1.86%

Advisor’s Report

For the 12 months ended November 30, 2020, Vanguard’s six U.S. Factor ETFs posted returns ranging from about –2% for the U.S. Minimum Volatility ETF to nearly 26% for the U.S. Momentum Factor ETF. All but one of the six ETFs trailed the approximately 19% return of their benchmark, the Russell 3000 Index.

The objective of each U.S. Factor ETF is to create a portfolio that has broad exposure to large-, mid-, and small-capitalization U.S. equities and that has the potential for long-term capital appreciation, subject to rules-based screens as follows:

•      Vanguard U.S. Liquidity Factor ETF seeks exposure to stocks with lower measures of trading liquidity, such as daily trading volume and its effect on the security’s price.

•      Vanguard U.S. Minimum Volatility ETF seeks to build a portfolio of stocks with lower volatility relative to the broad U.S. equity market.

•      Vanguard U.S. Momentum Factor ETF seeks exposure to stocks with relatively strong recent performance, as identified by measures such as returns over different periods.

•      Vanguard U.S. Multifactor ETF seeks exposure to stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals.

•      Vanguard U.S. Quality Factor ETF seeks exposure to stocks with strong fundamentals as identified by measures such as profitability, earnings, and balance-sheet strength.

•     Vanguard U.S. Value Factor ETF seeks exposure to stocks with lower prices relative to fundamental measures of value such as book/price and earnings/price ratios.

The investment environment

The fiscal year was marked by the global spread of COVID-19 and efforts to contain it. After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued throughout most of the period.

Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. The U.S. Federal Reserve continued its supportive policy, cutting rates to near zero in March to help bolster the market. At the end of the fiscal year, the market reacted positively to the U.S. presidential election and COVID-19 vaccine development with strong performance throughout November.

For the 12 months, the FTSE Global All Cap Index returned 15.10%. The U.S. stock market returned 17.46%, as measured by the Standard & Poor’s 500 Index, outperforming emerging markets and especially developed markets outside the United States. Large-cap stocks bested small-caps, and growth stocks outpaced value.

The ETFs’ successes and shortfalls

Exposure to small-cap and value stocks dampened returns for most of the ETFs for the 12 months. Sector exposure affected the ETFs differently based on the factors each seeks to emphasize:

•      The U.S. Liquidity Factor ETF posted positive relative results in four sectors: health care, telecommunications, consumer staples, and energy. Technology, consumer discretionary, and financials were the biggest relative laggards.

•      The U.S. Minimum Volatility ETF benefited from its positions in energy, basic materials, and real estate. Consumer discretionary, financials, and health care were the biggest relative detractors.

•      The U.S. Momentum Factor ETF benefited most on a relative basis from its positions in financials, energy, and health care. Technology, industrials, and basic materials were the biggest relative detractors.

•      The U.S. Multifactor ETF was held back in particular by holdings in technology, consumer discretionary, and financials but benefited from holdings in real estate, utilities, energy, and telecommunications.

•      The U.S. Quality Factor ETF was hurt most by holdings in consumer discretionary, technology, and financials. It was helped most by its positions in utilities, consumer staples, and telecommunications.

•      The U.S. Value Factor ETF fell especially short in technology, consumer discretionary, and financials. Real estate, industrials, consumer staples, and telecommunications were the only sectors that produced positive relative results.

We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by each of the U.S. Factor ETF portfolios. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of each portfolio relative to its targeted factors and the benchmark will serve investors well over time.

We thank you for your investment and look forward to serving you in the period ahead.

Antonio Picca, Senior Portfolio Manager, Head of Factor-Based Strategies

Vanguard Quantitative Equity Group

December 14, 2020

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2020	11/30/2020	Period
Based on Actual Fund Return
U.S. Liquidity Factor ETF
ETF Shares	$1,000.00	$1,213.99	$0.72
U.S. Minimum Volatility ETF
ETF Shares	$1,000.00	$1,095.73	$0.68
U.S. Momentum Factor ETF
ETF Shares	$1,000.00	$1,286.75	$0.74
U.S. Multifactor ETF
ETF Shares	$1,000.00	$1,206.11	$1.05
U.S. Quality Factor ETF
ETF Shares	$1,000.00	$1,240.36	$0.73
U.S. Value Factor ETF
ETF Shares	$1,000.00	$1,288.40	$0.80
Based on Hypothetical 5% Yearly Return
U.S. Liquidity Factor ETF
ETF Shares	$1,000.00	$1,024.35	$0.66
U.S. Minimum Volatility ETF
ETF Shares	$1,000.00	$1,024.35	$0.66
U.S. Momentum Factor ETF
ETF Shares	$1,000.00	$1,024.35	$0.66
U.S. Multifactor ETF
ETF Shares	$1,000.00	$1,024.05	$0.96
U.S. Quality Factor ETF
ETF Shares	$1,000.00	$1,024.35	$0.66
U.S. Value Factor ETF
ETF Shares	$1,000.00	$1,024.30	$0.71

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.13% for the U.S. Liquidity Factor ETF, 0.13% for the U.S. Minimum Volatility ETF, 0.13% for the U.S. Momentum Factor ETF, 0.19% for the U.S. Multifactor ETF, 0.13% for the U.S. Quality Factor ETF, and 0.14% for the U.S. Value Factor ETF. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

U.S. Liquidity Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Liquidity Factor ETF Net Asset Value	5.38%	8.06%	$12,420
U.S. Liquidity Factor ETF Market Price	5.40	8.08	12,426
Russell 3000 Index	19.02	14.05	14,440

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2020

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Liquidity Factor ETF Market Price	5.40%	24.26%
U.S. Liquidity Factor ETF Net Asset Value	5.38	24.20
Russell 3000 Index	19.02	44.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Liquidity Factor ETF

Fund Allocation

As of November 30, 2020

Basic Materials	4.8%
Consumer Discretionary	8.1
Consumer Staples	3.6
Energy	2.2
Financials	23.6
Health Care	13.7
Industrials	18.3
Real Estate	8.3
Technology	8.3
Telecommunications	2.2
Utilities	6.9

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark ("ICB"), except for the "Other" category (if applicable), which includes secur-ities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark ("ICB") is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Liquidity Factor ETF

Financial Statements

Schedule of Investments

As of November 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)
Basic Materials (4.8%)
	Air Products & Chemicals Inc.	912	255
	Dow Inc.	4,031	214
	Southern Copper Corp.	2,191	130
	Ecolab Inc.	492	109
	Timken Co.	1,365	100
	Linde plc	359	92
	NewMarket Corp.	230	85
	Balchem Corp.	640	66
	UFP Industries Inc.	1,213	65
*	RBC Bearings Inc.	380	64
	Reliance Steel & Aluminum Co.	538	63
	Valvoline Inc.	2,455	56
*	AdvanSix Inc.	2,899	52
*	Kraton Corp.	1,626	44
	Scotts Miracle-Gro Co.	248	44
	Stepan Co.	320	37
	Huntsman Corp.	1,336	33
	Westlake Chemical Corp.	438	33
	Haynes International Inc.	1,534	33
	Orion Engineered Carbons SA	1,782	28
*	Energy Fuels Inc.	13,168	27
*	Novagold Resources Inc.	2,574	26
	Gold Resource Corp.	8,283	25
*	Clearwater Paper Corp.	706	25
*	Koppers Holdings Inc.	903	24
	W R Grace & Co.	423	23
	Minerals Technologies Inc.	379	23
	Materion Corp.	392	23
	Ashland Global Holdings Inc.	293	22
	Mueller Industries Inc.	668	22
	Glatfelter Corp.	1,357	22
*	NN Inc.	3,112	19
	DuPont de Nemours Inc.	281	18
	Avery Dennison Corp.	80	12
	Verso Corp.	925	10
			1,924
Consumer Discretionary (7.9%)
	Ross Stores Inc.	1,121	121
	Amerco	216	89
	Dolby Laboratories Inc. Class A	993	88
*	O’Reilly Automotive Inc.	194	86
	Pool Corp.	216	75
	Yum! Brands Inc.	701	74
	Churchill Downs Inc.	399	72
*	Vera Bradley Inc.	8,279	70
	Haverty Furniture Cos. Inc.	2,537	69
	Rollins Inc.	1,118	64
	Choice Hotels International Inc.	620	62
*	Clean Energy Fuels Corp.	13,515	62
	Johnson Outdoors Inc. Class A	626	52
*	Liberty Media Corp-Liberty Formula One Class C	1,249	52
*	Golden Entertainment Inc	3,114	52
*	Lands’ End Inc.	2,055	51
*	Carrols Restaurant Group Inc.	7,174	49
*	Liberty Media Corp-Liberty SiriusXM Class C	1,141	47
	Genuine Parts Co.	475	47
	Carriage Services Inc. Class A	1,639	45
	News Corp. Class A	2,520	44
	Wyndham Destinations Inc.	1,046	44
	Winmark Corp.	243	44
	ViacomCBS Inc. Class A	1,171	43
*	Green Brick Partners Inc.	1,957	43
	Acushnet Holdings Corp.	1,119	42
	Strategic Education Inc.	438	41
*	frontdoor Inc.	868	41
	Gentex Corp.	1,247	41
	Franchise Group Inc.	1,488	40
	Fox Corp. Class B	1,379	39

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Cato Corp. Class A	4,849	39
	Movado Group Inc.	2,260	38
*	PlayAGS Inc.	7,562	37
	Service Corp. International	756	37
	EW Scripps Co. Class A	2,653	34
	Autoliv Inc.	380	34
*	Monarch Casino & Resort Inc.	594	33
*	Noodles & Co.	4,086	33
	Penske Automotive Group Inc.	589	32
*	Mesa Air Group Inc.	5,055	32
	Bally’s Corp.	724	32
	Sabre Corp.	2,797	31
*	American Public Education Inc.	1,011	31
	Viad Corp.	1,029	31
	Aaron’s Holdings Co. Inc.	483	30
	National CineMedia Inc.	8,934	30
*	Stoneridge Inc.	1,087	29
	Standard Motor Products Inc.	623	29
*	Fiesta Restaurant Group Inc.	2,448	29
	TEGNA Inc.	1,994	29
*	Del Taco Restaurants Inc.	3,241	29
*	Lindblad Expeditions Holdings Inc.	2,181	28
*	Chuy’s Holdings Inc.	1,165	28
*	Duluth Holdings Inc.	1,872	28
	Entercom Communications Corp. Class A	11,308	27
	Leggett & Platt Inc.	632	27
	Qurate Retail Group Inc. QVC Group Class A	2,552	27
*	Houghton Mifflin Harcourt Co.	8,859	27
*	Motorcar Parts of America Inc.	1,303	26
*	Liberty Media Corp-Liberty Braves	1,048	26
	Coty Inc. Class A	3,633	26
*	MarineMax Inc.	772	25
*	Accel Entertainment Inc. Class A	2,417	25
*	Liberty TripAdvisor Holdings Inc. Class A	9,122	25
*	Universal Electronics Inc.	470	25
*	Century Casinos Inc.	4,104	24
	Tilly’s Inc. Class A	2,649	24
	Ethan Allen Interiors Inc.	1,315	24
	Las Vegas Sands Corp.	411	23
*	Container Store Group Inc.	2,460	23
	Wyndham Hotels & Resorts Inc.	396	23
	National Presto Industries Inc.	262	22
	Marcus Corp.	1,477	17
*	Floor & Decor Holdings Inc. Class A	212	17
	Marriott Vacations Worldwide Corp.	133	17
	Inter Parfums Inc.	309	17
*	ZAGG Inc.	4,225	16
*	El Pollo Loco Holdings Inc.	1,026	16
*	AutoNation Inc.	251	15
	HNI Corp.	364	13
*	Bright Horizons Family Solutions Inc.	72	12
*	Lovesac Co.	321	10
*	Sportsman’s Warehouse Holdings Inc.	711	10
*	Quotient Technology Inc.	1,296	10
	VF Corp.	103	9
	Columbia Sportswear Co.	99	8
			3,188
Consumer Staples (3.5%)
*	Monster Beverage Corp.	2,281	193
	Sysco Corp.	2,648	189
	Kimberly-Clark Corp.	907	126
*	Darling Ingredients Inc.	2,497	121
	Keurig Dr Pepper Inc.	2,241	68
	Brown-Forman Corp. Class A	913	67
	Lancaster Colony Corp.	396	67
*	Pilgrim’s Pride Corp.	3,500	66
	Weis Markets Inc.	1,353	65
	Seaboard Corp.	20	64
	Brown-Forman Corp. Class B	610	49
	Flowers Foods Inc.	2,132	47
	Philip Morris International Inc.	562	43
	Walgreens Boots Alliance Inc.	908	35
	Colgate-Palmolive Co.	345	30
	Tootsie Roll Industries Inc.	895	28
	Constellation Brands Inc. Class A	117	24
*	Performance Food Group Co.	554	24
	Andersons Inc.	1,053	24
	SpartanNash Co.	1,100	21
	Core-Mark Holding Co. Inc.	621	19

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	ACCO Brands Corp.	2,112	16
	Universal Corp.	301	14
	Turning Point Brands Inc.	339	13
	Kraft Heinz Co.	249	8
			1,421
Energy (2.2%)
	Kinder Morgan Inc.	11,366	163
	Phillips 66	2,019	122
	EOG Resources Inc.	1,624	76
	Liberty Oilfield Services Inc. Class A	6,305	59
*	Frank’s International NV	19,300	43
*	REX American Resources Corp.	494	39
	Berry Corp.	9,829	38
*	Matrix Service Co.	3,673	35
*	Tidewater Inc.	3,503	33
*	Oil States International Inc.	7,482	33
	Archrock Inc.	3,688	29
*	CONSOL Energy Inc.	5,014	26
*	KLX Energy Services Holdings Inc.	3,854	26
	SunCoke Energy Inc.	5,788	26
*	Talos Energy Inc.	2,943	25
*	Comstock Resources Inc.	5,067	25
*	Bonanza Creek Energy Inc.	1,026	23
	Marathon Petroleum Corp.	537	21
*	Newpark Resources Inc.	10,520	16
	Antero Midstream Corp.	1,422	10
	Valero Energy Corp.	147	8
			876
Financials (23.5%)
	Moody’s Corp.	1,198	338
	Aflac Inc.	5,925	260
	Truist Financial Corp.	5,553	258
	Intercontinental Exchange Inc.	2,236	236
	Marsh & McLennan Cos. Inc.	2,003	230
	Allstate Corp.	2,208	226
	Prudential Financial Inc.	2,942	222
	Aon plc Class A	1,055	216
	Travelers Cos. Inc.	1,510	196
	Chubb Ltd.	1,315	194
	T. Rowe Price Group Inc.	1,172	168
	Progressive Corp.	1,798	157
	Bank of New York Mellon Corp.	3,829	150
	American International Group Inc.	3,714	143
	BlackRock Inc.	200	140
	US Bancorp	2,815	122
	PNC Financial Services Group Inc.	878	121
	RLI Corp.	1,118	107
	MetLife Inc.	2,199	102
	S&P Global Inc.	288	101
	Brown & Brown Inc.	2,196	99
	First Citizens BancShares Inc. Class A	183	97
	Commerce Bancshares Inc.	1,259	83
	Morningstar Inc.	408	82
	Glacier Bancorp Inc.	2,000	82
	Stifel Financial Corp.	1,160	80
	CME Group Inc.	447	78
	ConnectOne Bancorp Inc.	4,081	72
	East West Bancorp Inc.	1,683	72
	Trustmark Corp.	2,835	70
	First Financial Bankshares Inc.	2,035	68
	Heritage Commerce Corp.	8,022	68
*	Arch Capital Group Ltd.	2,072	67
	Pinnacle Financial Partners Inc.	1,210	66
	Erie Indemnity Co. Class A	287	65
	Primerica Inc.	487	63
	Popular Inc.	1,293	63
*	Enstar Group Ltd.	331	63
	United Bankshares Inc.	2,130	62
	Community Bank System Inc.	988	61
	Globe Life Inc.	657	61
	Provident Financial Services Inc.	3,878	61
	Premier Financial Corp.	2,909	60
	Selective Insurance Group Inc.	965	60
	Live Oak Bancshares Inc.	1,440	59
	Berkshire Hills Bancorp Inc.	3,576	59
	TFS Financial Corp.	3,409	59
	White Mountains Insurance Group Ltd.	60	58
	Valley National Bancorp	6,277	57
	Hanover Insurance Group Inc.	484	54
	First Bancorp	1,723	54
	Central Pacific Financial Corp.	3,284	54
	Kemper Corp.	705	53
	Alleghany Corp.	89	51
*	StoneX Group Inc.	818	50
	Meridian Bancorp Inc.	3,670	50
	Hanmi Financial Corp.	5,116	50
	Radian Group Inc.	2,639	50
	B Riley Financial Inc.	1,372	50

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Boston Private Financial Holdings Inc.	6,867	49
	United Fire Group Inc.	2,217	48
	TCF Financial Corp.	1,430	48
	SEI Investments Co.	908	48
*	Markel Corp.	49	48
	First Busey Corp.	2,344	47
	Essent Group Ltd.	1,060	46
	Old Republic International Corp.	2,570	46
	Washington Trust Bancorp Inc.	1,157	45
	Janus Henderson Group plc	1,572	45
	Synovus Financial Corp.	1,403	44
	Univest Financial Corp.	2,399	44
	First Commonwealth Financial Corp.	4,508	44
	BOK Financial Corp.	630	42
	First Financial Bancorp	2,571	41
*	Customers Bancorp Inc.	2,387	40
	Assured Guaranty Ltd.	1,326	40
	First Foundation Inc.	2,242	40
	Northfield Bancorp Inc.	3,542	39
	Heritage Financial Corp.	1,682	39
	Lakeland Bancorp Inc.	3,253	39
	First American Financial Corp.	800	39
	SLM Corp.	3,649	39
	Hope Bancorp Inc.	4,062	38
	1st Source Corp.	1,031	38
*	Columbia Financial Inc.	2,673	38
	Prosperity Bancshares Inc.	611	38
	Interactive Brokers Group Inc.	727	38
	BancFirst Corp.	707	38
	Lazard Ltd. Class A	1,007	38
	Cohen & Steers Inc.	522	37
*	Cannae Holdings Inc.	917	36
	Axis Capital Holdings Ltd.	720	36
	Lakeland Financial Corp.	709	36
*	Triumph Bancorp Inc.	775	35
	Nelnet Inc. Class A	517	35
	Safety Insurance Group Inc.	492	35
	HCI Group Inc.	662	35
	Equitable Holdings Inc.	1,345	34
	Park National Corp.	335	34
	South State Corp.	506	34
	Cullen/Frost Bankers Inc.	400	34
	Stock Yards Bancorp Inc.	839	33
*	International Money Express Inc.	2,084	33
	Jefferies Financial Group Inc.	1,417	32
	FB Financial Corp.	1,002	32
	Allegiance Bancshares Inc.	998	32
	First Bancshares Inc.	1,136	31
	TriCo Bancshares	942	31
	MGIC Investment Corp.	2,578	31
	HomeStreet Inc.	941	30
	Western Alliance Bancorp	588	30
*	Silvergate Capital Corp. Class A	842	30
	Federal Agricultural Mortgage Corp. Class C	435	29
	Tompkins Financial Corp.	454	29
	NBT Bancorp Inc.	960	29
	PJT Partners Inc.	413	29
	James River Group Holdings Ltd.	617	28
	First Merchants Corp.	842	28
	National Western Life Group Inc. Class A	150	28
	Bryn Mawr Bank Corp.	931	28
	AMERISAFE Inc.	501	27
	Brightsphere Investment Group Inc.	1,540	27
	FirstCash Inc.	424	27
	Atlantic Union Bankshares Corp.	907	27
	Towne Bank	1,236	27
	Capitol Federal Financial Inc.	2,177	27
	Banner Corp.	635	26
	ServisFirst Bancshares Inc.	692	26
	Southside Bancshares Inc.	881	26
	Sculptor Capital Management Inc. Class A	1,828	26
*	TriState Capital Holdings Inc.	1,724	26
	Northwest Bancshares Inc.	2,135	25
*	Greenlight Capital Re Ltd. Class A	3,271	25
*	Brighthouse Financial Inc.	717	25
	City Holding Co.	380	25
	Bank of NT Butterfield & Son Ltd.	782	25
	Unum Group	1,098	24
*	EZCORP Inc. Class A	4,764	24
	LPL Financial Holdings Inc.	266	24
	TrustCo Bank Corp. NY	3,906	24
	Diamond Hill Investment Group Inc.	173	24
	Horace Mann Educators Corp.	581	23

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Westamerica BanCorp	418	23
	Preferred Bank	617	23
*	Bancorp Inc.	1,916	23
	ProAssurance Corp.	1,370	22
*	Focus Financial Partners Inc. Class A	501	20
	National Bank Holdings Corp. Class A	599	19
	Curo Group Holdings Corp.	2,073	18
	OneMain Holdings Inc.	459	18
	Sandy Spring Bancorp Inc.	601	18
	Heartland Financial USA Inc.	440	17
	Banc of California Inc.	1,252	17
	Enterprise Financial Services Corp.	484	16
	Hamilton Lane Inc. Class A	229	16
	Greenhill & Co. Inc.	1,149	15
	Independent Bank Corp.	205	14
*	Enova International Inc.	653	14
	Santander Consumer USA Holdings Inc.	593	13
	American National Group Inc.	150	13
	Wintrust Financial Corp.	225	12
	International Bancshares Corp.	335	11
	Heritage Insurance Holdings Inc.	1,035	11
	Renasant Corp.	346	11
	American Financial Group Inc.	115	10
	OFG Bancorp	595	10
	WisdomTree Investments Inc.	2,146	9
	WesBanco Inc.	308	9
	FNB Corp.	965	8
	CNA Financial Corp.	224	8
			9,436
Health Care (13.7%)
	Stryker Corp.	1,303	304
	HCA Healthcare Inc.	1,686	253
	Zoetis Inc.	1,406	226
	Zimmer Biomet Holdings Inc.	999	149
*	Edwards Lifesciences Corp.	1,608	135
	Baxter International Inc.	1,542	117
*	Vertex Pharmaceuticals Inc.	367	84
*	Boston Scientific Corp.	2,482	82
*	Neogen Corp.	1,062	79
*	Ultragenyx Pharmaceutical Inc.	643	76
	Bio-Techne Corp.	249	76
*	Catalent Inc.	754	73
*	FibroGen Inc.	1,720	71
*	UNITY Biotechnology Inc.	11,303	68
*	NGM Biopharmaceuticals Inc.	2,863	68
*	Quanterix Corp.	1,517	66
*	Syneos Health Inc.	961	63
*	Calithera Biosciences Inc.	12,006	59
*	Globus Medical Inc.	972	58
	PerkinElmer Inc.	427	57
*	Novocure Ltd.	447	56
	Bruker Corp.	1,109	56
*	AngioDynamics Inc.	3,778	54
*	Replimune Group Inc.	1,032	53
*	Charles River Laboratories International Inc.	225	53
*	Prothena Corp. plc	4,642	53
*	Bridgebio Pharma Inc.	1,028	52
*	Providence Service Corp.	377	51
*	Integra LifeSciences Holdings Corp.	926	51
*	Rhythm Pharmaceuticals Inc.	1,621	50
*	Blueprint Medicines Corp.	455	49
*	Rocket Pharmaceuticals Inc.	1,560	48
*	AdaptHealth Corp. Class A	1,613	48
*	Geron Corp.	25,668	48
*	Frequency Therapeutics Inc.	1,652	47
*	Stoke Therapeutics Inc.	903	47
*	Avid Bioservices Inc.	5,090	46
*	SI-BONE Inc.	1,977	46
*	Rubius Therapeutics Inc.	7,280	46
*	Option Care Health Inc.	2,817	44
*	RadNet Inc.	2,225	41
*	BioLife Solutions Inc.	1,145	41
*	Phathom Pharmaceuticals Inc.	940	40
*	Affimed NV	7,436	40
*	CorVel Corp.	441	40
	Chemed Corp.	81	39
*	MEI Pharma Inc.	13,411	39
*	Alnylam Pharmaceuticals Inc.	293	38
*	Denali Therapeutics Inc.	614	37
*	Viela Bio Inc.	972	37
*	Oyster Point Pharma Inc.	1,678	37
*	RAPT Therapeutics Inc.	1,690	37
*	Allakos Inc.	338	36
*	Aprea Therapeutics Inc.	1,420	36
	LeMaitre Vascular Inc.	890	35

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
*	Hanger Inc.	1,496	34
*	Translate Bio Inc.	1,510	34
*	Odonate Therapeutics Inc.	2,223	33
*	Akero Therapeutics Inc.	1,154	33
	Hill-Rom Holdings Inc.	337	32
*	89bio Inc.	1,163	31
*	Alphatec Holdings Inc.	2,969	31
*	Eiger BioPharmaceuticals Inc	3,375	31
*	Prevail Therapeutics Inc.	2,923	30
*	SpringWorks Therapeutics Inc.	456	30
*	Mustang Bio Inc.	7,909	29
*	Precision BioSciences Inc.	2,341	29
	National HealthCare Corp.	466	29
*	Ocular Therapeutix Inc.	1,598	28
*	Aquestive Therapeutics Inc.	3,934	28
*	Amphastar Pharmaceuticals Inc.	1,522	27
*	Cortexyme Inc.	553	27
*	iCAD Inc.	2,654	27
*	NeoGenomics Inc.	556	26
*	OrthoPediatrics Corp.	576	26
*	Paratek Pharmaceuticals Inc.	4,208	26
*	Y-mAbs Therapeutics Inc.	509	26
*	Natera Inc.	293	26
*	Triple-S Management Corp. Class B	1,147	26
*	Heska Corp.	205	26
*	PRA Health Sciences Inc.	227	25
*	Chiasma Inc.	5,947	25
*	Agenus Inc.	6,863	25
*	Omnicell Inc.	239	25
*	Neoleukin Therapeutics Inc.	1,964	25
*	Cerus Corp.	3,729	25
*	Fortress Biotech Inc	9,009	25
*	Atreca Inc. Class A	1,590	25
*	Nektar Therapeutics Class A	1,505	25
*	Pennant Group Inc.	484	25
*	CytomX Therapeutics Inc.	3,258	25
*	IGM Biosciences Inc.	365	24
*	Harpoon Therapeutics Inc.	1,612	24
*	VYNE Therapeutics Inc.	14,098	24
*	LivaNova plc	452	24
*	TCR2 Therapeutics Inc.	875	24
*	Durect Corp.	12,557	23
*	Antares Pharma Inc.	7,184	22
*	Molecular Templates Inc.	2,467	22
*	TransMedics Group Inc.	1,472	22
*	HealthStream Inc.	1,165	22
*	Inovalon Holdings Inc. Class A	1,159	22
*	Surgery Partners Inc.	885	22
*	Sientra Inc.	4,061	21
*	Repro-Med Systems Inc.	4,656	21
*	MannKind Corp.	6,828	20
*	OraSure Technologies Inc.	1,683	20
*	Horizon Therapeutics plc	285	20
*	Joint Corp.	790	20
*	Arcus Biosciences Inc.	713	19
*	NextGen Healthcare Inc.	1,079	19
*	BioDelivery Sciences International Inc.	5,025	19
*	Adamas Pharmaceuticals Inc.	4,070	18
*	Kura Oncology Inc.	506	18
*	Syros Pharmaceuticals Inc.	2,239	18
*	Quotient Ltd.	2,590	18
*	Immunovant Inc.	327	16
	Invacare Corp.	1,794	15
*	PDL BioPharma Inc.	6,046	15
*	Rigel Pharmaceuticals Inc.	4,937	15
*	Cutera Inc.	579	14
*	Voyager Therapeutics Inc.	1,690	14
*	Ionis Pharmaceuticals Inc.	274	14
*	Kiniksa Pharmaceuticals Ltd. Class A	725	14
*	Immunic Inc.	709	13
*	Avrobio Inc.	930	13
*	Surmodics Inc.	328	12
*	IntriCon Corp.	698	12
*	Abeona Therapeutics Inc.	7,230	12
*	Meridian Bioscience Inc.	618	12
*	Fluidigm Corp.	1,604	10
*	CytoSorbents Corp.	1,063	9
*	Albireo Pharma Inc.	229	9
*	Allogene Therapeutics Inc.	242	8
*	MeiraGTx Holdings plc	516	7
			5,495
Industrials (18.2%)
	Illinois Tool Works Inc.	1,795	379
	Eaton Corp. plc	2,643	320
	Emerson Electric Co.	3,026	232
	Capital One Financial Corp.	2,636	226
	General Dynamics Corp.	1,175	175
	Accenture plc Class A	627	156
	Deere & Co.	516	135
	MSA Safety Inc.	809	121
*	Paylocity Holding Corp.	475	93
	Norfolk Southern Corp.	387	92
	Nordson Corp.	421	86
	Tetra Tech Inc.	718	86
	Littelfuse Inc.	343	82

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	CoreLogic Inc.	1,053	82
	Helios Technologies Inc.	1,601	79
	Graco Inc.	1,151	78
	nVent Electric plc	3,292	76
	Johnson Controls International plc	1,507	69
	Regal Beloit Corp.	570	68
	Sonoco Products Co.	1,156	67
	Donaldson Co. Inc.	1,243	66
*	Aecom	1,250	65
*	Covenant Transportation Group Inc. Class A	3,376	62
*	Teledyne Technologies Inc.	164	62
	Lincoln Electric Holdings Inc.	538	62
	Kronos Worldwide Inc.	4,453	61
	UniFirst Corp.	331	61
	Crane Co.	877	61
	AGCO Corp.	656	61
*	Trimble Inc.	1,011	61
	TTEC Holdings Inc.	887	60
*	SEACOR Holdings Inc.	1,777	59
	Exponent Inc.	705	59
	MDU Resources Group Inc.	2,276	57
*	Forterra Inc.	2,996	56
*	Cornerstone Building Brands Inc.	6,332	55
*	ACI Worldwide Inc.	1,672	54
	Cognex Corp.	724	54
	MKS Instruments Inc.	392	54
*	Donnelley Financial Solutions Inc.	3,320	54
	ArcBest Corp.	1,280	54
	CSW Industrials Inc.	494	53
*	Lydall Inc.	1,929	53
	Apogee Enterprises Inc.	2,011	53
*	Gates Industrial Corp. plc	4,031	52
	EMCOR Group Inc.	585	50
	Simpson Manufacturing Co. Inc.	533	49
	REV Group Inc.	5,294	49
*	MYR Group Inc.	949	49
*	DXP Enterprises Inc.	2,281	48
	RPM International Inc.	545	48
	ITT Inc.	630	46
*	Parsons Corp.	1,349	44
*	Team Inc.	5,022	44
*	Textainer Group Holdings Ltd.	2,344	43
	Griffon Corp.	2,021	42
*	Ingersoll Rand Inc.	948	42
	Wabash National Corp.	2,365	42
*	Herc Holdings Inc.	712	41
*	Construction Partners Inc. Class A	1,538	40
	Myers Industries Inc.	2,355	40
*	BrightView Holdings Inc.	2,925	40
	Kelly Services Inc. Class A	1,840	38
	Air Lease Corp. Class A	1,026	38
	Genco Shipping & Trading Ltd.	4,950	37
*	Sykes Enterprises Inc.	989	37
*	Sterling Construction Co. Inc.	2,320	37
*	Modine Manufacturing Co.	3,372	37
	Cass Information Systems Inc.	855	36
	Marten Transport Ltd.	2,018	36
	BWX Technologies Inc.	618	35
*	Ducommun Inc.	704	35
*	AerCap Holdings NV	943	35
*	FARO Technologies Inc.	522	35
*	Vectrus Inc.	723	34
*	Great Lakes Dredge & Dock Corp.	3,042	34
	Columbus McKinnon Corp.	908	34
	Curtiss-Wright Corp.	296	34
	Xylem Inc.	349	33
	Franklin Electric Co. Inc.	487	33
*	Thermon Group Holdings Inc.	2,304	33
*	CBIZ Inc.	1,337	32
*	Sensata Technologies Holding plc	648	32
*	Axon Enterprise Inc.	251	32
*	Aerojet Rocketdyne Holdings Inc.	816	31
	John Bean Technologies Corp.	275	30
	AAON Inc.	465	30
	Otter Tail Corp.	758	30
*	ASGN Inc.	386	30
	Astec Industries Inc.	519	30
*	Aegion Corp. Class A	1,748	30
	Quanex Building Products Corp.	1,428	29
	Hubbell Inc. Class B	179	29
	EnPro Industries Inc.	407	29
	Matson Inc.	493	29
	CAI International Inc.	893	28
	Brink’s Co.	418	28
	Ennis Inc.	1,712	28
	Primoris Services Corp.	1,142	28
*	Gibraltar Industries Inc.	419	27
	Textron Inc.	605	27
	ESCO Technologies Inc.	274	27
	Encore Wire Corp.	522	27

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
*	ShotSpotter Inc.	805	27
	Pentair plc	513	27
	Douglas Dynamics Inc.	678	27
	Raven Industries Inc.	1,050	26
*	Astronics Corp.	2,303	26
*	TriMas Corp.	978	26
*	Vivint Smart Home Inc.	1,174	26
	Barrett Business Services Inc.	385	26
	Tennant Co.	373	25
*	BlueLinx Holdings Inc.	936	24
*	Mercury Systems Inc.	341	24
	ManpowerGroup Inc.	279	24
	Landstar System Inc.	183	24
*	PAE Inc.	2,477	24
*	Napco Security Technologies Inc.	774	24
*	Echo Global Logistics Inc.	816	23
	Resources Connection Inc.	1,869	23
*	US Xpress Enterprises Inc. Class A	2,999	22
*	Huron Consulting Group Inc.	506	22
	Watsco Inc.	98	22
	Automatic Data Processing Inc.	128	22
	Scorpio Bulkers Inc.	1,298	22
	RR Donnelley & Sons Co.	15,785	22
	HEICO Corp. Class A	197	22
	Kforce Inc.	527	22
*	Air Transport Services Group Inc.	691	21
*	Diamond S Shipping Inc.	3,040	21
	Carlisle Cos. Inc.	143	21
	McGrath RentCorp	321	20
	Armstrong World Industries Inc.	264	20
	Kadant Inc.	159	20
	Standex International Corp.	260	20
	International Seaways Inc.	1,053	18
*	ExlService Holdings Inc.	212	18
*	I3 Verticals Inc. Class A	632	18
	Sealed Air Corp.	381	17
	MAXIMUS Inc.	231	17
*	Coherent Inc.	132	16
	Eagle Materials Inc.	172	16
	Woodward Inc.	134	15
*	Manitowoc Co. Inc.	1,305	14
	Powell Industries Inc.	535	14
*	Franklin Covey Co.	614	13
*	Cross Country Healthcare Inc.	1,450	13
	Toro Co.	134	12
*	CIRCOR International Inc.	363	12
	Park Aerospace Corp.	917	12
	Acuity Brands Inc.	98	12
	Luxfer Holdings plc	752	11
	SFL Corp. Ltd.	1,668	11
	Heidrick & Struggles International Inc.	417	11
	Mueller Water Products Inc. Class A	893	11
	Kaman Corp.	195	10
	ADT Inc.	1,288	10
*	TopBuild Corp.	57	10
*	TriNet Group Inc.	125	9
	Enerpac Tool Group Corp. Class A	394	9
	Heartland Express Inc.	457	8
*	Willdan Group Inc.	210	8
	Chase Corp.	74	8
	Silgan Holdings Inc.	225	8
			7,328
Real Estate (8.3%)
	Prologis Inc.	2,871	287
	Public Storage	805	181
	SBA Communications Corp. Class A	617	177
	Equinix Inc.	201	140
	Crown Castle International Corp.	824	138
	Urstadt Biddle Properties Inc. Class A	7,343	103
	First Industrial Realty Trust Inc.	1,897	79
*	Cushman & Wakefield plc	4,831	72
	Franklin Street Properties Corp.	15,226	71
	Healthcare Realty Trust Inc.	2,312	68
	PS Business Parks Inc.	508	67
	Rayonier Inc.	2,369	67
	Lamar Advertising Co. Class A	768	61
	Rexford Industrial Realty Inc.	1,227	59
	St. Joe Co.	1,770	58
	JBG SMITH Properties	1,891	58
	Hersha Hospitality Trust Class A	6,967	56
	New Senior Investment Group Inc.	10,031	55
	EastGroup Properties Inc.	400	55
	Mid-America Apartment Communities Inc.	428	54
	Terreno Realty Corp.	929	54
	CatchMark Timber Trust Inc. Class A	5,600	54

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
	Whitestone REIT	6,388	48
	Newmark Group Inc. Class A	6,756	47
	Equity Commonwealth	1,724	46
	Sabra Health Care REIT Inc.	2,570	42
*	Howard Hughes Corp.	582	42
	Hudson Pacific Properties Inc.	1,608	42
	American Campus Communities Inc.	1,047	42
	Saul Centers Inc.	1,333	42
	Camden Property Trust	405	40
	Cousins Properties Inc.	1,185	40
	Global Medical REIT Inc.	2,857	39
*	RealPage Inc.	522	36
	Service Properties Trust	3,025	36
	UMH Properties Inc.	2,447	35
	National Health Investors Inc.	533	34
	Corporate Office Properties Trust	1,250	33
	Douglas Emmett Inc.	1,021	32
	Kite Realty Group Trust	2,157	31
	Duke Realty Corp.	810	31
	Highwoods Properties Inc.	804	31
	Preferred Apartment Communities Inc. Class A	3,839	30
	Getty Realty Corp.	1,054	30
	American Finance Trust Inc.	4,016	30
*	CBRE Group Inc. Class A	482	29
	Gaming and Leisure Properties Inc.	695	29
	Kilroy Realty Corp.	458	28
	Community Healthcare Trust Inc.	619	28
	Alexander & Baldwin Inc.	1,736	27
	American Homes 4 Rent Class A	931	27
	Life Storage Inc.	243	27
	Alexander’s Inc.	96	26
	RPT Realty	3,426	25
	CubeSmart	767	25
	Investors Real Estate Trust	348	24
	Plymouth Industrial REIT Inc.	1,755	23
*	Marcus & Millichap Inc.	638	23
	CoreSite Realty Corp.	177	22
	Independence Realty Trust Inc.	1,376	18
	Universal Health Realty Income Trust	278	17
	CorePoint Lodging Inc.	2,466	16
	NexPoint Residential Trust Inc.	341	15
	Gladstone Commercial Corp.	800	15
	CorEnergy Infrastructure Trust Inc.	1,745	10
	Welltower Inc.	130	8
*	Ashford Hospitality Trust Inc.	3	—
			3,335
Technology (8.2%)
	Roper Technologies Inc.	774	330
	Amphenol Corp. Class A	1,767	231
	Analog Devices Inc.	869	121
	Cognizant Technology Solutions Corp. Class A	1,471	115
	TE Connectivity Ltd.	962	110
	Pegasystems Inc.	810	106
	SYNNEX Corp.	556	89
*	Silicon Laboratories Inc.	696	82
*	Manhattan Associates Inc.	677	69
*	Digimarc Corp.	1,576	66
*	Black Knight Inc.	715	65
*	Novanta Inc.	542	65
*	Agilysys Inc.	1,611	60
	Monolithic Power Systems Inc.	177	57
	National Instruments Corp.	1,502	56
	Cohu Inc.	1,952	55
*	Nuance Communications Inc.	1,225	53
*	Ceridian HCM Holding Inc.	536	52
	Perspecta Inc.	2,281	51
	QAD Inc. Class A	870	50
	PC Connection Inc.	1,069	49
*	SolarWinds Corp.	2,084	48
*	EPAM Systems Inc.	143	46
	American Software Inc. Class A	2,600	43
*	FormFactor Inc.	1,029	42
	Science Applications International Corp.	444	41
*	Arlo Technologies Inc.	7,775	41
*	CEVA Inc.	1,028	40
*	Arrow Electronics Inc.	427	39
	CTS Corp.	1,242	38
*	A10 Networks Inc.	4,642	37
*	Qualys Inc.	387	37
*	Avid Technology Inc.	2,957	36
*	PDF Solutions Inc.	1,614	36
	Blackbaud Inc.	618	34
*	OneSpan Inc.	1,698	34
	Hackett Group Inc.	2,384	34
	Simulations Plus Inc.	597	33

U.S. Liquidity Factor ETF

			Market
			Value•
		Shares	($000)
*	Tucows Inc. Class A	438	32
*	Axcelis Technologies Inc.	1,160	31
*	Aspen Technology Inc.	224	30
*	Amkor Technology Inc.	2,017	30
*	NCR Corp.	1,063	29
*	MaxLinear Inc.	928	29
	VirnetX Holding Corp.	5,099	28
*	Intelligent Systems Corp.	676	27
*	Envestnet Inc.	312	25
	Brooks Automation Inc.	341	25
	KLA Corp.	98	25
*	Verint Systems Inc.	431	25
	Jabil Inc.	637	24
*	Veeco Instruments Inc.	1,462	24
*	eGain Corp.	2,126	24
	Computer Programs and Systems Inc.	812	23
*	Medallia Inc.	655	23
*	IPG Photonics Corp.	110	23
*	LiveRamp Holdings Inc.	383	22
*	nLight Inc.	714	21
*	Photronics Inc.	1,838	21
	Entegris Inc.	219	20
*	Forrester Research Inc.	448	19
*	comScore Inc.	6,906	18
*	ScanSource Inc.	694	17
*	Mitek Systems Inc.	1,463	17
	Methode Electronics Inc.	492	17
*	Limelight Networks Inc.	3,486	15
	NIC Inc.	635	15
*	ePlus Inc.	173	15
*	SecureWorks Corp. Class A	1,027	12
			3,297
Telecommunications (2.2%)
	L3Harris Technologies Inc.	363	70
*	Liberty Broadband Corp. Class A	412	65
*	Liberty Broadband Corp. Class C	403	63
*	ORBCOMM Inc.	10,246	59
	Ubiquiti Inc.	209	52
	Cable One Inc.	26	51
*	Iridium Communications Inc.	1,497	48
	Loral Space & Communications Inc.	1,821	42
*	Ooma Inc.	2,639	41
*	Harmonic Inc.	6,220	41
*	Liberty Latin America Ltd. Class A	3,244	37
	Cogent Communications Holdings Inc.	626	36
	ATN International Inc.	736	36
	ADTRAN Inc.	2,582	33
*	WideOpenWest Inc.	3,972	32
*	CalAmp Corp.	2,867	26
*	Consolidated Communications Holdings Inc.	4,521	25
*	Digi International Inc.	1,456	25
*	Anterix Inc.	790	24
*	United States Cellular Corp.	683	21
	Shenandoah Telecommunications Co.	411	18
*	Liberty Global plc Class C	730	16
*	Casa Systems Inc.	2,102	11
			872
Utilities (6.9%)
	WEC Energy Group Inc.	2,925	278
	Public Service Enterprise Group Inc.	4,250	248
	Eversource Energy	2,641	231
	Waste Management Inc.	1,873	223
	Sempra Energy	1,469	187
	Xcel Energy Inc.	1,939	131
	American Electric Power Co. Inc.	1,278	108
	Southern Co.	1,693	101
	Spire Inc.	1,565	100
	ALLETE Inc.	1,704	96
	Hawaiian Electric Industries Inc.	2,450	88
	Exelon Corp.	2,088	86
	New Jersey Resources Corp.	2,513	83
	American States Water Co.	1,123	83
	ONE Gas Inc.	944	75
	Avangrid Inc.	1,554	72
	Dominion Energy Inc.	845	66
	Ormat Technologies Inc.	778	61
	NorthWestern Corp.	939	54
	Black Hills Corp.	886	54
	Southwest Gas Holdings Inc.	689	44
	Middlesex Water Co.	637	44
	UGI Corp.	1,205	43
*	Clean Harbors Inc.	585	42
	IDACORP Inc.	372	34
	Portland General Electric Co.	628	26
	National Fuel Gas Co.	586	24
	Unitil Corp.	582	24
	SJW Group	336	22
	OGE Energy Corp.	639	21
	Chesapeake Utilities Corp.	178	19
			2,768
Total Common Stocks (Cost $34,929)			39,940

U.S. Liquidity Factor ETF

		Market
		Value•
	Shares	($000)
Preferred Stocks (0.1%)
Qurate Retail Inc. Pfd., 8.000% (Cost $31)	316	31
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1] Vanguard Market Liquidity Fund, 0.109% (Cost $182)	1,825	182
Total Investments (99.9%) (Cost $35,142)		40,153
Other Asset and Liabilities— Net (0.1%)		41
Net Assets (100%)		40,194

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2020	10	181	12

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $34,960)	39,971
Affiliated Issuers (Cost $182)	182
Total Investments in Securities	40,153
Investment in Vanguard	2
Cash Collateral Pledged—Futures Contracts	20
Receivables for Investment Securities Sold	148
Receivables for Accrued Income	71
Total Assets	40,394
Liabilities
Payables for Investment Securities Purchased	196
Payables to Vanguard	3
Variation Margin Payable—Futures Contracts	1
Total Liabilities	200
Net Assets	40,194

At November 30, 2020, net assets consisted of:

Paid-in Capital	37,591
Total Distributable Earnings (Loss)	2,603
Net Assets	40,194

Net Assets
Applicable to 450,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	40,194
Net Asset Value Per Share	$89.32

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends	734
Interest[1]	3
Total Income	737
Expenses
The Vanguard Group—Note B
Investment Advisory Fee Services	—
Management and Administrative	28
Marketing and Distributions	—
Custodian Fees	3
Auditing Fees	17
Shareholders’ Reports	1
Trustees’ Fees and Expenses	—
Total Expenses	49
Net Investment Income	688
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(1,930)
Futures Contracts	16
Realized Net Gain (Loss)	(1,914)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	2,523
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	2,528
Net Increase (Decrease) in Net Assets Resulting from Operations	1,302

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $427,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	688	408
Realized Net Gain (Loss)	(1,914)	(219)
Change in Unrealized Appreciation (Depreciation)	2,528	2,624
Net Increase (Decrease) in Net Assets Resulting from Operations	1,302	2,813
Distributions[1]
Total Distributions	(690)	(303)
Capital Share Transactions
Issued	2,195	27,038
Issued in Lieu of Cash Distributions	—	—
Redeemed	(3,670)	(4,140)
Net Increase (Decrease) from Capital Share Transactions	(1,475)	22,898
Total Increase (Decrease)	(863)	25,408
Net Assets
Beginning of Period	41,057	15,649
End of Period	40,194	41,057

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Financial Highlights

			Feb. 13,
		Year Ended	2018[1] to
		Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$86.44	$78.25	$75.00
Investment Operations
Net Investment Income[2]	1.436	1.310	1.010
Net Realized and Unrealized Gain (Loss) on Investments	2.882	8.047	2.834
Total from Investment Operations	4.318	9.357	3.844
Distributions
Dividends from Net Investment Income	(1.438)	(1.167)	(.594)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.438)	(1.167)	(.594)
Net Asset Value, End of Period	$89.32	$86.44	$78.25

Total Return	5.38%	12.14%	5.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40	$41	$16
Ratio of Total Expenses to Average Net Assets	0.13%	0.14%[3]	0.13%[4,5]
Ratio of Net Investment Income to Average Net Assets	1.83%	1.62%	1.58%[5]
Portfolio Turnover Rate	54%[6]	49%	20%

1	Inception.

2	Calculated based on average shares outstanding.

3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.

4	The ratio of total expenses to average net assets before an expense reduction of 0.02% was 0.15%. The fund incurred higher than anticipated expenses, in which Vanguard voluntarily agreed to assume payment of certain expenses. The fund is not obligated to repay this amount to Vanguard.

5	Annualized.

6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Liquidity Factor ETF

Notes to Financial Statements

Vanguard U.S. Liquidity Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Liquidity Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

U.S. Liquidity Factor ETF

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At November 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	427
Total Distributable Earnings (Loss)	(427)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	155
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,566)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	5,014

U.S. Liquidity Factor ETF

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	690	303
Long-Term Capital Gains	—	—
Total	690	303

* Includes short-term capital gains, if any.

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	35,140
Gross Unrealized Appreciation	6,832
Gross Unrealized Depreciation	(1,819)
Net Unrealized Appreciation (Depreciation)	5,013

E.  During the year ended November 30, 2020, the fund purchased $20,946,000 of investment securities and sold $22,371,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $2,210,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital shares issued and redeemed were:

	Year Ended November 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	25	325
Issued in Lieu of Cash Distributions	—	—
Redeemed	(50)	(50)
Net Increase (Decrease) in Shares Outstanding	(25)	275

At November 30, 2020, one shareholder, a subsidiary of Vanguard, was the record or beneficial owner of 56% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.  Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

U.S. Minimum Volatility ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Minimum Volatility ETF Net Asset Value	-1.99%	7.88%	$12,362
U.S. Minimum Volatility ETF Market Price	-2.03	7.89	12,363
Russell 3000 Index	19.02	14.05	14,440

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2020

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Minimum Volatility ETF Market Price	-2.03%	23.63%
U.S. Minimum Volatility ETF Net Asset Value	-1.99	23.62
Russell 3000 Index	19.02	44.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Minimum Volatility ETF

Fund Allocation

As of November 30, 2020

Basic Materials	3.1%
Consumer Discretionary	14.3
Consumer Staples	7.3
Energy	0.6
Financials	7.3
Health Care	17.5
Industrials	7.3
Real Estate	1.4
Technology	23.3
Telecommunications	8.6
Utilities	9.3

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark ("ICB"), except for the "Other" category (if applicable), which includes secur-ities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark ("ICB") is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Minimum Volatility ETF

Financial Statements

Schedule of Investments

As of November 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.3%)
Basic Materials (3.1%)
	Newmont Corp.	13,239	778
	NewMarket Corp.	1,860	688
	Fastenal Co.	6,002	297
			1,763
Consumer Discretionary (14.2%)
	Service Corp. International	19,562	951
	Walmart Inc.	6,129	936
*	Dollar Tree Inc.	8,470	925
	Costco Wholesale Corp.	2,208	865
*	Electronic Arts Inc.	6,321	808
	Dollar General Corp.	3,669	802
	Activision Blizzard Inc.	9,685	770
*	Amazon.com Inc.	242	767
*	Take-Two Interactive Software Inc.	3,186	575
	Target Corp.	1,701	305
	Murphy USA Inc.	1,222	157
	National Presto Industries Inc.	1,482	126
*	Terminix Global Holdings Inc.	828	41
			8,028
Consumer Staples (7.2%)
	Flowers Foods Inc.	37,158	825
	Procter & Gamble Co.	4,723	656
	Hormel Foods Corp.	13,240	625
	Weis Markets Inc.	10,570	503
	Colgate-Palmolive Co.	4,201	360
	Church & Dwight Co. Inc.	4,045	355
^	Tootsie Roll Industries Inc.	11,447	354
	John B Sanfilippo & Son Inc.	2,377	176
	Clorox Co.	577	117
	Lancaster Colony Corp.	611	103
	Village Super Market Inc. Class A	630	15
			4,089
Energy (0.6%)
*	REX American Resources Corp.	4,352	342

Financials (7.3%)
	Houlihan Lokey Inc. Class A	11,905	771
	CME Group Inc.	4,187	733
	Broadridge Financial Solutions Inc.	4,348	639
*	Columbia Financial Inc.	36,295	521
	Erie Indemnity Co. Class A	1,488	336
	Waterstone Financial Inc.	14,641	257
	AMERISAFE Inc.	4,562	250
	HarborOne Bancorp Inc.	25,220	247
	Park National Corp.	1,645	166
	State Auto Financial Corp.	5,792	87
	Cboe Global Markets Inc.	932	85
	Bank of Princeton	575	14
			4,106
Health Care (17.4%)
	Johnson & Johnson	6,044	874
*	Veeva Systems Inc. Class A	3,076	852
	Merck & Co. Inc.	10,548	848
	Eli Lilly and Co.	5,477	798
	Amgen Inc.	3,538	786
	Gilead Sciences Inc.	12,291	746
*	Regeneron Pharmaceuticals Inc.	1,398	721
	Danaher Corp.	3,040	683
*	HealthStream Inc.	35,672	666
	Pfizer Inc.	14,759	565
	Atrion Corp.	583	350
	National HealthCare Corp.	4,431	276
*	Vertex Pharmaceuticals Inc.	1,208	275
	National Research Corp.	5,223	268
	Bristol-Myers Squibb Co.	4,273	267
*	Enanta Pharmaceuticals Inc.	6,454	266

U.S. Minimum Volatility ETF

			Market
			Value•
		Shares	($000)
	Cerner Corp.	2,393	179
*	Providence Service Corp.	1,141	155
*	Seagen Inc.	676	115
*	Akero Therapeutics Inc.	2,069	59
*	Amphastar Pharmaceuticals Inc.	2,419	43
	Phibro Animal Health Corp. Class A	1,912	36
*	Viatris Inc.	1,829	31
			9,859
Industrials (7.3%)
	Landstar System Inc.	6,128	805
	CH Robinson Worldwide Inc.	8,090	760
	Accenture plc Class A	2,189	545
	Jack Henry & Associates Inc.	2,720	437
	MAXIMUS Inc.	5,955	428
	Graco Inc.	4,989	338
	Cass Information Systems Inc.	6,268	266
	AptarGroup Inc.	1,303	165
	Fidelity National Information Services Inc.	1,018	151
	Heartland Express Inc.	5,488	101
*	Lawson Products Inc.	1,877	89
	Lindsay Corp.	265	31
			4,116
Real Estate (1.4%)
	Equity Commonwealth	28,536	756
	Easterly Government Properties Inc.	492	11
			767
Technology (23.1%)
*	MicroStrategy Inc. Class A	3,510	1,203
	Shutterstock Inc.	14,667	1,009
*	Tyler Technologies Inc.	2,293	980
*	Alphabet Inc. Class A	540	947
	Texas Instruments Inc.	5,855	944
*	Adobe Inc.	1,859	889
	Oracle Corp.	14,832	856
	Apple Inc.	6,989	832
	Microsoft Corp.	3,790	811
*	Super Micro Computer Inc.	27,887	787
	Citrix Systems Inc.	5,746	712
*	Cadence Design Systems Inc.	5,494	639
	Intuit Inc.	1,256	442
*	Altair Engineering Inc. Class A	7,859	424
	Amdocs Ltd.	6,014	396
	NIC Inc.	16,291	382
*	Facebook Inc. Class A	1,158	321
*	Black Knight Inc.	2,236	205
	QAD Inc. Class A	3,427	196
	American Software Inc. Class A	3,411	56
*	DSP Group Inc.	2,297	39
*	Verint Systems Inc.	331	19
			13,089
Telecommunications (8.5%)
*	T-Mobile US Inc.	7,078	941
	Verizon Communications Inc.	14,848	897
	Shenandoah Telecommunications Co.	16,074	714
	Cable One Inc.	353	699
	ATN International Inc.	7,480	366
*	Charter Communications Inc. Class A	544	355
*	Liberty Broadband Corp. Class A	1,797	282
	AT&T Inc.	7,045	203
*	Liberty Broadband Corp.	1,039	164
	Cisco Systems Inc.	2,559	110
	Spok Holdings Inc.	6,350	62
*	Anterix Inc.	603	18
			4,811
Utilities (9.2%)
	Republic Services Inc. Class A	9,493	918
	American Water Works Co. Inc.	4,632	710
	SJW Group	10,436	685
	Waste Management Inc.	5,705	680
	Clearway Energy Inc. Class A	20,223	549
	Clearway Energy Inc.	12,403	363
	WEC Energy Group Inc.	2,651	252
	Eversource Energy	2,549	223
	CMS Energy Corp.	3,510	216
	NextEra Energy Inc.	2,360	174
	Xcel Energy Inc.	2,389	161
	American States Water Co.	1,983	146
	Ameren Corp.	1,181	92
	Consolidated Edison Inc.	539	41
	Consolidated Water Co. Ltd.	944	10
			5,220
Total Common Stocks
(Cost $49,873)			56,190

U.S. Minimum Volatility ETF

	Shares	Market Value• ($000)
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
[1,2] Vanguard Market Liquidity Fund, 0.109%
(Cost $327)	3,276	328
Total Investments (99.9%)
(Cost $50,200)		56,518
Other Asset and Liabilities—Net (0.1%)		84
Net Assets (100%)		56,602

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $25,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $26,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	1	181	12
Micro E-mini S&P 500 Index	December 2020	2	36	2
				14

  See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $49,873)	56,190
Affiliated Issuers (Cost $327)	328
Total Investments in Securities	56,518
Investment in Vanguard	3
Cash	4
Cash Collateral Pledged—Futures Contracts	15
Receivables for Investment Securities Sold	184
Receivables for Accrued Income	85
Total Assets	56,809
Liabilities
Payables for Investment Securities Purchased	176
Collateral for Securities on Loan	26
Payables to Vanguard	4
Variation Margin Payable—Futures Contracts	1
Total Liabilities	207
Net Assets	56,602

At November 30, 2020, net assets consisted of:

Paid-in Capital	61,208
Total Distributable Earnings (Loss)	(4,606)
Net Assets	56,602

Net Assets
Applicable to 650,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	56,602
Net Asset Value Per Share	$87.08

  See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends	1,908
Interest[1]	5
Securities Lending—Net	46
Total Income	1,959
Expenses
The Vanguard Group—Note B
Investment Advisory Services	23
Management and Administrative	64
Marketing and Distribution	1
Custodian Fees	2
Auditing Fees	17
Shareholders’ Reports	5
Trustees’ Fees and Expenses	—
Total Expenses	112
Net Investment Income	1,847
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(7,593)
Futures Contracts	122
Realized Net Gain (Loss)	(7,471)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	681
Futures Contracts	7
Change in Unrealized Appreciation (Depreciation)	688
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,936)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $3,442,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,847	1,332
Realized Net Gain (Loss)	(7,471)	(270)
Change in Unrealized Appreciation (Depreciation)	688	5,247
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,936)	6,309
Distributions[1]
Total Distributions	(2,094)	(898)
Capital Share Transactions
Issued	29,188	63,225
Issued in Lieu of Cash Distributions	—	—
Redeemed	(56,656)	—
Net Increase (Decrease) from Capital Share Transactions	(27,468)	63,225
Total Increase (Decrease)	(34,498)	68,636
Net Assets
Beginning of Period	91,100	22,464
End of Period	56,602	91,100

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Financial Highlights

			Feb. 13,
	Year Ended		2018[1] to
		Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$91.10	$81.69	$75.00
Investment Operations
Net Investment Income[2]	1.779	2.632	1.887
Net Realized and Unrealized Gain (Loss) on Investments	(3.776)	8.996	5.677
Total from Investment Operations	(1.997)	11.628	7.564
Distributions
Dividends from Net Investment Income	(2.023)	(2.218)	(.874)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.023)	(2.218)	(.874)
Net Asset Value, End of Period	$87.08	$91.10	$81.69

Total Return	-1.99%	14.58%	10.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57	$91	$22
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.14%	3.05%	2.90%[3]
Portfolio Turnover Rate	83%[4]	23%	5%

1	Inception.

2	Calculated based on average shares outstanding.

3	Annualized.

4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Minimum Volatility ETF

Notes to Financial Statements

Vanguard U.S. Minimum Volatility ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Minimum Volatility ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans

U.S. Minimum Volatility ETF

may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $3,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At November 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

U.S. Minimum Volatility ETF

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	3,442
Total Distributable Earnings (Loss)	(3,442)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows::

Amount
($000)
Undistributed Ordinary Income	337
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(11,261)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,318

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	2,094	898
Long-Term Capital Gains	—	—
Total	2,094	898

* Includes short-term capital gains, if any.

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	50,200
Gross Unrealized Appreciation	8,184
Gross Unrealized Depreciation	(1,866)
Net Unrealized Appreciation (Depreciation)	6,318

U.S. Minimum Volatility ETF

E.  During the year ended November 30, 2020, the fund purchased $69,844,000 of investment securities and sold $96,932,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $21,309,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

F.  Capital shares issued and redeemed were:

	Year Ended November 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	350	725
Issued in Lieu of Cash Distributions	—	—
Redeemed	(700)	—
Net Increase (Decrease) in Shares Outstanding	(350)	725

G.  Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

U.S. Momentum Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Momentum Factor ETF Net Asset Value	25.91%	14.25%	$14,511
U.S. Momentum Factor ETF Market Price	25.91	14.26	14,513
Russell 3000 Index	19.02	14.05	14,440

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2020

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Momentum Factor ETF Market Price	25.91%	45.13%
U.S. Momentum Factor ETF Net Asset Value	25.91	45.11
Russell 3000 Index	19.02	44.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Momentum Factor ETF

Fund Allocation

As of November 30, 2020

Basic Materials	2.0%
Consumer Discretionary	24.7
Consumer Staples	2.3
Energy	2.6
Financials	4.3
Health Care	21.5
Industrials	13.2
Real Estate	1.8
Technology	25.0
Telecommunications	1.8
Utilities	0.8

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark ("ICB"), except for the "Other" category (if applicable), which includes secur-ities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark ("ICB") is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Momentum Factor ETF

Financial Statements

Schedule of Investments

As of November 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)
Basic Materials (2.0%)
	Air Products & Chemicals Inc.	788	221
	Southern Copper Corp.	2,666	158
	Newmont Corp.	2,505	147
	Tronox Holdings plc Class A	6,096	77
	Chemours Co.	3,000	73
	Scotts Miracle-Gro Co.	375	66
*	Clearwater Paper Corp.	1,856	65
	Hecla Mining Co.	13,485	65
*	Coeur Mining Inc.	6,201	44
	Albemarle Corp.	301	41
*	Kraton Corp.	1,495	40
	Reliance Steel & Aluminum Co.	321	38
*	Century Aluminum Co.	3,493	35
	Royal Gold Inc.	290	32
*	Novagold Resources Inc.	2,774	28
	Innospec Inc.	219	18
	Commercial Metals Co.	892	18
	UFP Industries Inc.	229	12
			1,178
Consumer Discretionary (24.6%)
*	Tesla Inc.	1,640	931
*	Amazon.com Inc.	206	653
*	Netflix Inc.	1,155	567
*	Lululemon Athletica Inc.	1,511	559
	Lowe’s Cos. Inc.	2,569	400
	eBay Inc.	7,511	379
	NIKE Inc. Class B	2,794	376
	Target Corp.	1,997	358
*	Uber Technologies Inc.	6,984	347
	Dollar General Corp.	1,182	258
*	Spotify Technology SA	783	228
	Activision Blizzard Inc.	2,716	216
*	Caesars Entertainment Inc.	3,047	208
*	Carvana Co. Class A	791	198
*	Trade Desk Inc. Class A	216	195
*	Etsy Inc.	1,193	192
*	Electronic Arts Inc.	1,494	191
*	Penn National Gaming Inc.	2,581	181
*	Digital Turbine Inc.	3,842	173
*	Copart Inc.	1,436	166
*	Peloton Interactive Inc. Class A	1,302	151
*	Tupperware Brands Corp.	4,500	151
	L Brands Inc.	3,862	150
*	Rh	324	147
	Toll Brothers Inc.	2,795	132
*	Chipotle Mexican Grill Inc. Class A	95	122
	Fortune Brands Home & Security Inc.	1,465	122
	Home Depot Inc.	432	120
*	MercadoLibre Inc.	77	120
*	Purple Innovation Inc. Class A	3,960	118
	Churchill Downs Inc.	656	118
*	Crocs Inc.	1,949	115
*	Chegg Inc.	1,455	113
*	SiteOne Landscape Supply Inc.	814	112
*	At Home Group Inc.	5,887	111
*	Wayfair Inc.	435	111
*	Lumber Liquidators Holdings Inc.	3,759	109
	Rollins Inc.	1,805	103
*	CarParts.com Inc.	6,808	103
*	Nautilus Inc.	4,853	102
	Lithia Motors Inc. Class A	342	99
	Brinker International Inc.	1,917	96
*	Stamps.com Inc.	508	95
*	Scientific Games Corp.	2,509	93
	Sonic Automotive Inc. Class A	2,275	92
*	BJ’s Wholesale Club Holdings Inc.	2,221	91
*	Avis Budget Group Inc.	2,574	90
	Williams-Sonoma Inc.	824	90
*	Deckers Outdoor Corp.	353	90
*	Meritage Homes Corp.	993	89

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
	Thor Industries Inc.	910	88
*	BJ’s Restaurants Inc.	2,446	81
*	Michaels Cos. Inc.	7,971	79
*	Tempur Sealy International Inc.	3,120	79
*	Floor & Decor Holdings Inc. Class A	981	79
	Bally’s Corp.	1,760	78
*	Lovesac Co.	2,412	77
	Camping World Holdings Inc. Class A	2,441	75
	Signet Jewelers Ltd.	2,417	73
	Walmart Inc.	471	72
	Estee Lauder Cos. Inc. Class A	293	72
	Gap Inc.	3,360	70
	Citi Trends Inc.	2,045	69
*	Sportsman’s Warehouse Holdings Inc.	4,934	69
	Big Lots Inc.	1,292	67
*	Monarch Casino & Resort Inc.	1,208	67
	Hanesbrands Inc.	4,617	66
*	Century Communities Inc.	1,466	65
*	MarineMax Inc.	1,980	65
	Costco Wholesale Corp.	165	65
*	Green Brick Partners Inc.	2,886	63
*	Container Store Group Inc.	6,671	62
	Bed Bath & Beyond Inc.	2,950	62
*	Turtle Beach Corp.	3,288	61
*	MasterCraft Boat Holdings Inc.	2,801	61
	KB Home	1,693	60
	Whirlpool Corp.	306	60
*	Hibbett Sports Inc.	1,415	58
*	XPEL Inc.	1,525	58
	Wingstop Inc.	448	57
*	National Vision Holdings Inc.	1,327	57
	Qurate Retail Group Inc. QVC Group Class A	5,346	56
	Pool Corp.	158	55
	Lennar Corp. Class A	718	54
*	Golden Entertainment Inc	3,262	54
*	El Pollo Loco Holdings Inc.	3,452	54
*	Everi Holdings Inc.	5,077	54
*	Zynga Inc. Class A	6,363	52
	Dick’s Sporting Goods Inc.	920	52
	Best Buy Co. Inc.	479	52
*	YETI Holdings Inc.	821	52
	Winnebago Industries Inc.	974	52
*	Cardlytics Inc.	423	50
*	Lakeland Industries Inc.	2,479	49
*	1-800-Flowers.com Inc. Class A	2,071	48
*	Eros STX Global Corp.	22,610	48
*	Duluth Holdings Inc.	3,243	48
*	Malibu Boats Inc. Class A	827	47
*	Ollie’s Bargain Outlet Holdings Inc.	533	47
	ODP Corp.	1,607	46
	Franchise Group Inc.	1,669	45
*	Taylor Morrison Home Corp. Class A	1,763	45
*	M/I Homes Inc.	973	44
	Collectors Universe Inc.	566	44
*	LGI Homes Inc.	396	43
	Tractor Supply Co.	289	41
*	Clean Energy Fuels Corp.	8,806	40
	Wendy’s Co.	1,799	40
*	Fox Factory Holding Corp.	450	39
*	iRobot Corp.	491	38
	Papa John’s International Inc.	478	38
*	GoPro Inc. Class A	5,392	38
*	Sleep Number Corp.	516	36
	Group 1 Automotive Inc.	286	34
*	Lands’ End Inc.	1,359	34
*	Cavco Industries Inc.	188	34
*	TRI Pointe Group Inc.	1,863	33
*	Gentherm Inc.	572	32
*	Stitch Fix Inc. Class A	767	31
*	Glu Mobile Inc.	3,038	31
*	2U Inc.	909	29
	DR Horton Inc.	389	29
	Acushnet Holdings Corp.	757	28
	Yum China Holdings Inc.	493	28
	Johnson Outdoors Inc. Class A	330	28
*	frontdoor Inc.	550	26
	Murphy USA Inc.	201	26
	Cooper Tire & Rubber Co.	643	25
*	K12 Inc.	1,025	24
*	Adient plc	759	24
	Haverty Furniture Cos. Inc.	838	23
	Rent-A-Center Inc.	674	23
	Domino’s Pizza Inc.	49	19
*	Take-Two Interactive Software Inc.	103	19
	Callaway Golf Co.	813	17
*	WW International Inc.	478	14
*	CarMax Inc.	143	13
*	Five Below Inc.	73	11
			14,382
Consumer Staples (2.2%)
*	Freshpet Inc.	924	126
*	GrowGeneration Corp.	3,436	121

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Celsius Holdings Inc.	3,576	115
*	Monster Beverage Corp.	1,278	108
*	Beyond Meat Inc.	615	86
	Medifast Inc.	401	82
*	Helen of Troy Ltd.	382	77
*	Boston Beer Co. Inc. Class A	76	71
	AmerisourceBergen Corp. Class A	522	54
*	United Natural Foods Inc.	3,107	54
	General Mills Inc.	873	53
	PetMed Express Inc.	1,702	52
	Ingles Markets Inc. Class A	1,280	48
*	Hain Celestial Group Inc.	1,233	47
	Flowers Foods Inc.	2,077	46
	SpartanNash Co.	2,379	45
*	Darling Ingredients Inc.	657	32
	B&G Foods Inc.	908	25
	Weis Markets Inc.	493	24
*	Simply Good Foods Co.	995	22
	Kroger Co.	467	15
			1,303
Energy (2.6%)
*	FuelCell Energy Inc.	27,029	276
*	SolarEdge Technologies Inc.	837	233
*	Enphase Energy Inc.	1,618	221
*	Plug Power Inc.	4,827	127
*	Renewable Energy Group Inc.	1,769	103
*	American Superconductor Corp.	3,337	66
*	Ameresco Inc. Class A	1,445	64
	Range Resources Corp.	8,574	63
*	SunPower Corp.	2,579	57
*	Antero Resources Corp.	13,633	53
*	First Solar Inc.	542	51
	EQT Corp.	3,213	48
*	TPI Composites Inc.	995	40
*	Southwestern Energy Co.	11,721	36
*	Green Plains Inc.	2,365	35
	Antero Midstream Corp.	3,398	23
	Arcosa Inc.	331	17
*	CNX Resources Corp.	1,137	11
			1,524
Financials (4.2%)
	S&P Global Inc.	784	276
	Moody’s Corp.	724	204
	MSCI Inc. Class A	386	158
	T. Rowe Price Group Inc.	995	143
	Brown & Brown Inc.	3,008	135
	MarketAxess Holdings Inc.	211	114
	Cohen & Steers Inc.	1,549	110
	BlackRock Inc.	142	99
	Kinsale Capital Group Inc.	346	83
	Ares Management Corp. Class A	1,701	77
	Goosehead Insurance Inc. Class A	602	74
*	eXp World Holdings Inc.	1,352	72
*	Mr Cooper Group Inc.	2,690	72
	PennyMac Financial Services Inc.	995	57
	Arthur J Gallagher & Co.	491	57
*	Palomar Holdings Inc.	842	56
	Morningstar Inc.	274	55
*	Trupanion Inc.	493	50
	PJT Partners Inc.	645	45
*	Cannae Holdings Inc.	1,090	43
	Intercontinental Exchange Inc.	404	43
	AMERISAFE Inc.	755	41
	Hamilton Lane Inc. Class A	568	40
*	MoneyGram International Inc.	5,585	38
*	Bancorp Inc.	3,174	37
*	Triumph Bancorp Inc.	755	34
*	Encore Capital Group Inc.	799	27
*	PRA Group Inc.	627	26
	Apollo Global Management LLC	584	25
	Brightsphere Investment Group Inc.	1,405	25
	Virtus Investment Partners Inc.	134	24
	Artisan Partners Asset Management Inc. Class A	471	21
*	eHealth Inc.	273	21
	Live Oak Bancshares Inc.	438	18
*	StoneX Group Inc.	279	17
	ServisFirst Bancshares Inc.	426	16
	James River Group Holdings Ltd.	352	16
*	Silvergate Capital Corp. Class A	417	15
*	BRP Group Inc. Class A	348	10
			2,474
Health Care (21.4%)
*	Veeva Systems Inc. Class A	1,583	438
*	DexCom Inc.	1,233	394
	Thermo Fisher Scientific Inc.	725	337
	Danaher Corp.	1,104	248
*	Moderna Inc.	1,574	240
*	Horizon Therapeutics plc	2,804	198
*	Mirati Therapeutics Inc.	725	172
*	Novavax Inc.	1,214	169

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Acceleron Pharma Inc.	1,432	169
*	Ultragenyx Pharmaceutical Inc.	1,367	162
*	DaVita Inc.	1,470	162
*	Intuitive Surgical Inc.	219	159
	Humana Inc.	383	153
*	Quidel Corp.	767	150
*	Seagen Inc.	875	149
*	Regeneron Pharmaceuticals Inc.	285	147
*	Arcturus Therapeutics Holdings Inc.	1,486	136
*	Ocular Therapeutix Inc.	7,102	124
*	Teladoc Health Inc.	616	122
*	Immunovant Inc.	2,456	121
*	Amedisys Inc.	490	120
*	Repligen Corp.	627	119
*	Insulet Corp.	455	117
*	iRhythm Technologies Inc.	471	115
*	Natera Inc.	1,291	114
*	Nevro Corp.	666	107
*	Fate Therapeutics Inc.	1,825	107
*	10X Genomics Inc. Class A	692	106
*	Surgery Partners Inc.	4,264	104
*	TG Therapeutics Inc.	3,532	104
*	Sarepta Therapeutics Inc.	735	104
*	Inspire Medical Systems Inc.	557	103
*	Kodiak Sciences Inc.	754	103
*,^	Vaxart Inc.	11,949	95
*	Mersana Therapeutics Inc.	3,704	94
*	Twist Bioscience Corp.	837	94
*	Inovalon Holdings Inc. Class A	4,991	93
*	Fulgent Genetics Inc.	2,045	92
*	NantKwest Inc.	9,428	90
*	Retractable Technologies Inc.	7,763	90
*	ChemoCentryx Inc.	1,599	88
	Owens & Minor Inc.	3,351	86
*	Edwards Lifesciences Corp.	1,007	85
*	Catalent Inc.	875	84
*	Syndax Pharmaceuticals Inc.	3,518	82
*	Replimune Group Inc.	1,561	81
*	Rigel Pharmaceuticals Inc.	26,609	81
*	Intra-Cellular Therapies Inc.	3,354	79
*	Translate Bio Inc.	3,512	78
*	Avid Bioservices Inc.	8,552	78
*	Ovid therapeutics Inc.	11,359	78
*	OPKO Health Inc.	16,429	76
*	VBI Vaccines Inc.	21,955	75
*	LHC Group Inc.	382	75
*	NeoGenomics Inc.	1,569	75
*	Tandem Diabetes Care Inc.	793	74
*	Masimo Corp.	292	74
*	Meridian Bioscience Inc.	3,926	74
*	GenMark Diagnostics Inc.	5,403	72
*	Protagonist Therapeutics Inc.	2,790	67
*	Affimed NV	12,590	67
*	Novocure Ltd.	535	67
*	Castle Biosciences Inc.	1,409	67
*	Revance Therapeutics Inc.	2,763	67
*	Fluidigm Corp.	10,609	66
*	Veracyte Inc.	1,203	66
*	Vapotherm Inc.	2,591	65
*	XBiotech Inc.	3,380	64
*	Pacific Biosciences of California Inc.	3,888	61
	Eli Lilly and Co.	420	61
*	OraSure Technologies Inc.	5,036	60
*	RAPT Therapeutics Inc.	2,773	60
*	R1 RCM Inc.	2,930	59
*	MannKind Corp.	19,896	59
*	Bioxcel Therapeutics Inc.	1,346	59
*	Axsome Therapeutics Inc.	803	58
*	Immunic Inc.	3,066	57
*	Adaptive Biotechnologies Corp.	1,190	57
*	MacroGenics Inc.	2,476	57
*	Emergent BioSolutions Inc.	690	57
*	Personalis Inc.	2,045	56
*	Select Medical Holdings Corp.	2,327	56
*	Marinus Pharmaceuticals Inc.	3,469	55
*	Pennant Group Inc.	1,075	55
*	Iovance Biotherapeutics Inc.	1,368	53
*	Cassava Sciences Inc.	6,872	53
*	Alnylam Pharmaceuticals Inc.	408	53
*	Denali Therapeutics Inc.	861	53
*	CytoSorbents Corp.	6,112	51
*	BioCryst Pharmaceuticals Inc.	9,987	51
*	Agile Therapeutics Inc.	17,989	51
*	Syneos Health Inc.	764	50
*	Avantor Inc.	1,839	50
*	Community Health Systems Inc.	6,093	50

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Seres Therapeutics Inc.	1,805	50
*	Ontrak Inc.	959	48
*	Deciphera Pharmaceuticals Inc.	770	48
*	Allogene Therapeutics Inc.	1,528	47
	Chemed Corp.	99	47
*	Kiniksa Pharmaceuticals Ltd. Class A	2,524	47
*	AtriCure Inc.	1,083	47
*	BioLife Solutions Inc.	1,292	47
	West Pharmaceutical Services Inc.	168	46
*	RadNet Inc.	2,458	46
*	ImmunoGen Inc.	8,364	46
*	Quanterix Corp.	1,040	45
*	Intellia Therapeutics Inc.	1,139	45
*	Jounce Therapeutics Inc.	6,185	44
*	STAAR Surgical Co.	612	44
*	Invitae Corp.	875	43
*	Cymabay Therapeutics Inc.	5,773	43
*	SpringWorks Therapeutics Inc.	660	43
*	NanoString Technologies Inc.	836	42
*	Provention Bio Inc.	2,744	41
	STERIS plc	212	41
*	Insmed Inc.	1,051	41
*	Bio-Rad Laboratories Inc. Class A	76	41
*	Evolent Health Inc. Class A	2,769	40
*	Vir Biotechnology Inc.	1,262	40
	ResMed Inc.	189	40
*	Halozyme Therapeutics Inc.	1,005	39
*	Y-mAbs Therapeutics Inc.	762	39
*	AdaptHealth Corp. Class A	1,293	39
	Zoetis Inc.	238	38
*	Medpace Holdings Inc.	296	38
*	Amicus Therapeutics Inc.	1,648	38
*	IGM Biosciences Inc.	551	37
*	Align Technology Inc.	75	36
*	ABIOMED Inc.	131	36
	Abbott Laboratories	325	35
*	NGM Biopharmaceuticals Inc.	1,466	35
*	Charles River Laboratories International Inc.	148	35
*	Anavex Life Sciences Corp.	6,504	35
	Invacare Corp.	3,981	34
*	Krystal Biotech Inc.	618	34
*	Addus HomeCare Corp.	339	34
	National Research Corp.	626	32
*	Cytokinetics Inc.	1,901	32
*	Rocket Pharmaceuticals Inc.	1,021	32
*	Alphatec Holdings Inc.	2,996	31
*	Turning Point Therapeutics Inc.	291	31
*	Arena Pharmaceuticals Inc.	468	31
*	Karuna Therapeutics Inc.	306	31
*	MEI Pharma Inc.	10,396	30
*	Geron Corp.	15,635	29
*	Akero Therapeutics Inc.	1,006	29
*	Cardiovascular Systems Inc.	825	28
*	OrthoPediatrics Corp.	621	28
*	Xencor Inc.	659	28
*	Dicerna Pharmaceuticals Inc.	1,080	27
*	Option Care Health Inc.	1,689	27
*	Arrowhead Pharmaceuticals Inc.	425	27
*	Agenus Inc.	7,075	26
*	Neogen Corp.	352	26
*	Bridgebio Pharma Inc.	498	25
*	Antares Pharma Inc.	7,801	24
*	Exact Sciences Corp.	192	23
*	CareDx Inc.	406	23
*	Adverum Biotechnologies Inc	1,688	23
*	Albireo Pharma Inc.	588	22
*	Arcus Biosciences Inc.	803	22
*	PTC Therapeutics Inc.	346	22
*	Amneal Pharmaceuticals Inc.	5,437	22
*	Biohaven Pharmaceutical Holding Co. Ltd.	239	21
*	Collegium Pharmaceutical Inc.	1,137	21
*	Blueprint Medicines Corp.	194	21
*	IVERIC bio Inc.	3,051	21
*	Allakos Inc.	189	20
*	Exelixis Inc.	1,045	20
*	TCR2 Therapeutics Inc.	704	19
*	AnaptysBio Inc.	685	18
*	Cortexyme Inc.	362	18
*	Axonics Modulation Technologies Inc.	385	17
*	Apellis Pharmaceuticals Inc.	336	16
*	Kura Oncology Inc.	436	16
*	Editas Medicine Inc.	515	16
*	Aquestive Therapeutics Inc.	2,214	16
*	United Therapeutics Corp.	117	16
*	Atreca Inc. Class A	962	15

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Neoleukin Therapeutics Inc.	1,162	15
*	QIAGEN NV	304	15
	Luminex Corp.	610	15
*	Paratek Pharmaceuticals Inc.	2,328	14
*	Cerus Corp.	2,106	14
	Encompass Health Corp.	173	14
*	Stoke Therapeutics Inc.	266	14
*	ACADIA Pharmaceuticals Inc.	242	14
*	Cue Biopharma Inc.	961	13
*	Kala Pharmaceuticals Inc.	1,772	13
	Amgen Inc.	58	13
*	Prothena Corp. plc	1,110	13
*	Athersys Inc.	6,770	13
*	Karyopharm Therapeutics Inc.	682	12
*	Zynex Inc.	814	11
*	Avrobio Inc.	778	11
*	Ardelyx Inc.	92	1
			12,525
Industrials (13.2%)
*	Square Inc.	3,807	803
*	PayPal Holdings Inc.	3,325	712
	FedEx Corp.	1,766	506
	United Parcel Service Inc. Class B	2,554	437
	Deere & Co.	1,367	358
*	Generac Holdings Inc.	1,018	219
*	Trex Co. Inc.	2,307	173
*	Forterra Inc.	7,701	143
	Booz Allen Hamilton Holding Corp. Class A	1,420	123
	Shyft Group Inc.	4,655	121
*	TopBuild Corp.	674	117
*	XPO Logistics Inc.	1,077	115
*	Virgin Galactic Holdings Inc.	4,137	110
	Maxar Technologies Inc.	3,904	109
*	Bloom Energy Corp. Class A	4,367	107
	Verisk Analytics Inc. Class A	535	106
	Ball Corp.	1,009	97
	MKS Instruments Inc.	664	92
*	Paylocity Holding Corp.	448	88
*	Proto Labs Inc.	621	86
	Old Dominion Freight Line Inc.	401	82
*	Chart Industries Inc.	779	80
*	CryoPort Inc.	1,599	78
*	Saia Inc.	443	77
*	Axon Enterprise Inc.	608	76
	Mastercard Inc. Class A	227	76
	Kansas City Southern	380	71
*	Masonite International Corp.	707	71
*	Fair Isaac Corp.	147	69
*	Orion Energy Systems Inc.	5,924	61
	EVERTEC Inc.	1,610	60
	Visa Inc. Class A	274	58
	Cintas Corp.	162	58
*	Vivint Smart Home Inc.	2,599	57
*	StoneCo Ltd. Class A	755	55
*	Cornerstone Building Brands Inc.	6,201	54
*	Atlas Air Worldwide Holdings Inc.	952	53
*	JELD-WEN Holding Inc.	2,155	52
*	Installed Building Products Inc.	527	52
*,1	API Group Corp.	3,326	52
	Knight-Swift Transportation Holdings Inc.	1,243	51
*	Alpha Pro Tech Ltd.	3,985	50
	Mesa Laboratories Inc.	184	50
	ADT Inc.	6,366	49
*	US Xpress Enterprises Inc. Class A	6,418	48
	Advanced Drainage Systems Inc.	690	48
	Brunswick Corp.	643	48
*	Textainer Group Holdings Ltd.	2,600	48
*	Repay Holdings Corp. Class A	1,943	47
*	Atkore International Group Inc.	1,199	47
*	Vicor Corp.	565	46
*	Resideo Technologies Inc.	2,337	43
*	Construction Partners Inc. Class A	1,590	42
*	FTI Consulting Inc.	394	41
	Marten Transport Ltd.	2,335	41
	Sherwin-Williams Co.	55	41
	Franklin Electric Co. Inc.	581	39
	Patrick Industries Inc.	604	38
*	Green Dot Corp. Class A	678	36
	Cognex Corp.	462	35
*	Vectrus Inc.	720	34
	CAI International Inc.	1,052	33
	Global Payments Inc.	168	33
	Tetra Tech Inc.	272	32
	Exponent Inc.	379	31
	Astec Industries Inc.	537	31
*	Teledyne Technologies Inc.	82	31
*	Dycom Industries Inc.	492	31

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Builders FirstSource Inc.	821	31
*	Mercury Systems Inc.	419	30
*	Tutor Perini Corp.	2,155	29
	CSW Industrials Inc.	259	28
*	Itron Inc.	340	27
*	AeroVironment Inc.	308	26
*	Donnelley Financial Solutions Inc.	1,610	26
	Greenbrier Cos. Inc.	783	26
	Tennant Co.	384	26
	Simpson Manufacturing Co. Inc.	278	26
*	Covenant Transportation Group Inc. Class A	1,381	26
	Federal Signal Corp.	798	25
*	Livent Corp.	1,564	24
	Triton International Ltd.	519	23
	Badger Meter Inc.	264	22
	Jacobs Engineering Group Inc.	189	20
	Schneider National Inc. Class B	927	19
	McGrath RentCorp	291	19
*	Zebra Technologies Corp.	46	17
	Quanta Services Inc.	246	17
	Eaton Corp. plc	137	17
	ICF International Inc.	220	16
	AAON Inc.	229	15
	Werner Enterprises Inc.	341	14
	Costamare Inc.	1,891	14
*	AMN Healthcare Services Inc.	208	14
	O-I Glass Inc.	1,050	12
*	United Rentals Inc.	52	12
	Altra Industrial Motion Corp.	203	12
	CoreLogic Inc.	143	11
			7,682
Real Estate (1.8%)
*	Zillow Group Inc. Class C	1,739	188
	Equinix Inc.	165	115
*	Redfin Corp.	2,243	107
	Prologis Inc.	943	94
*	CoStar Group Inc.	76	69
	Crown Castle International Corp.	317	53
	Safehold Inc.	738	50
	Community Healthcare Trust Inc.	1,018	46
	Global Medical REIT Inc.	3,183	44
	SBA Communications Corp. Class A	148	43
*	Realogy Holdings Corp.	3,270	40
	QTS Realty Trust Inc. Class A	592	35
	Rexford Industrial Realty Inc.	641	31
	Lexington Realty Trust	2,433	25
	Terreno Realty Corp.	416	24
	EastGroup Properties Inc.	169	23
	Uniti Group Inc.	2,033	21
	Digital Realty Trust Inc.	143	19
	CyrusOne Inc.	198	14
	UMH Properties Inc.	876	13
			1,054
Technology (24.9%)
	NVIDIA Corp.	1,628	873
	Apple Inc.	7,264	865
*	Advanced Micro Devices Inc.	9,079	841
*	Zoom Video Communications Inc. Class A	1,432	685
*	ServiceNow Inc.	1,216	650
	QUALCOMM Inc.	2,908	428
*	Adobe Inc.	786	376
*	Autodesk Inc.	1,247	349
*	Five9 Inc.	2,010	312
*	salesforce.com Inc.	1,227	302
	Microsoft Corp.	1,288	276
*	Workday Inc. Class A	1,188	267
*	DocuSign Inc. Class A	1,127	257
	Lam Research Corp.	547	248
*	Facebook Inc. Class A	756	209
	Entegris Inc.	2,244	208
*	Cloudflare Inc. Class A	2,380	179
*	Coupa Software Inc.	521	171
*	Nuance Communications Inc.	3,927	169
*	Veritone Inc.	6,342	169
*	Alphabet Inc. Class A	95	167
*	RingCentral Inc. Class A	550	163
*	Fastly Inc. Class A	1,549	131
*	Avalara Inc.	754	129
	Teradyne Inc.	1,099	121
*	Crowdstrike Holdings Inc. Class A	788	121
*	Zscaler Inc.	764	119
*	IAC/InterActiveCorp	825	117
*	II-VI Inc.	1,709	116
*	Twilio Inc. Class A	355	114
*	Cadence Design Systems Inc.	949	110
*	FormFactor Inc.	2,675	110
*	HubSpot Inc.	271	107
*	MongoDB Inc.	366	105
*	Okta Inc.	426	104
*	Paycom Software Inc.	246	103
*	Globant SA	535	101

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Lattice Semiconductor Corp.	2,352	98
*	Cree Inc.	1,048	95
*	Ultra Clean Holdings Inc.	2,955	93
*	MACOM Technology Solutions Holdings Inc.	2,072	93
*	Calix Inc.	3,877	92
*	Datadog Inc. Class A	924	91
*	Tyler Technologies Inc.	213	91
	Pegasystems Inc.	690	90
*	Waitr Holdings Inc.	26,368	88
*	Dynatrace Inc.	2,256	86
*	Ceridian HCM Holding Inc.	860	83
*	Splunk Inc.	399	81
*	Synaptics Inc.	1,040	81
*	GAN Ltd.	4,976	81
*	Vertiv Holdings Co. Class A	4,298	80
*	Pinterest Inc. Class A	1,136	80
	NortonLifeLock Inc.	4,321	79
	Broadcom Inc.	196	79
*	Qorvo Inc.	485	76
*	Blackline Inc.	573	70
*	Manhattan Associates Inc.	669	68
*	EPAM Systems Inc.	211	68
	Monolithic Power Systems Inc.	210	67
	Sapiens International Corp. NV	2,192	65
*	Cerence Inc.	721	65
*	Atomera Inc.	6,958	65
*	Fortinet Inc.	515	63
*	Appfolio Inc.	379	62
*	Alteryx Inc. Class A	515	62
	SYNNEX Corp.	383	61
*	Avaya Holdings Corp.	3,261	61
*	Arlo Technologies Inc.	11,351	60
*	CyberOptics Corp.	2,201	59
*	nLight Inc.	1,870	56
	KLA Corp.	214	54
	Skyworks Solutions Inc.	375	53
*	Model N Inc.	1,531	53
*	Atlassian Corp. plc Class A	227	51
*	LivePerson Inc.	855	50
	CDW Corp.	382	50
*	ANSYS Inc.	144	49
*	SiTime Corp.	551	48
*	Smartsheet Inc. Class A	814	47
*	ChannelAdvisor Corp.	3,054	45
*	Domo Inc.	1,119	42
	Pitney Bowes Inc.	7,445	42
	Marvell Technology Group Ltd.	885	41
*	Upwork Inc.	1,244	41
*	Magnite Inc.	2,133	41
*	OneSpan Inc.	2,033	40
*	CACI International Inc. Class A	169	40
*	SPS Commerce Inc.	387	40
*	Unisys Corp.	2,735	40
*	Agilysys Inc.	1,062	40
*	CEVA Inc.	1,007	40
*	EverQuote Inc. Class A	1,045	39
*	Novanta Inc.	324	39
*	Qualys Inc.	402	38
*	TechTarget Inc.	726	38
*	Synopsys Inc.	165	38
*	eGain Corp.	3,249	37
*	Everbridge Inc.	286	36
	CMC Materials Inc.	234	36
*	Axcelis Technologies Inc.	1,331	36
*	Bandwidth Inc. Class A	229	35
	Simulations Plus Inc.	601	34
*	Ambarella Inc.	419	33
	Leidos Holdings Inc.	325	33
*	SVMK Inc.	1,469	31
*	Q2 Holdings Inc.	273	31
*	Cloudera Inc.	2,518	29
*	Alarm.com Holdings Inc.	378	29
*	Appian Corp. Class A	202	28
*	Diodes Inc.	402	27
*	Varonis Systems Inc.	226	27
*	Sailpoint Technologies Holdings Inc.	579	27
	Switch Inc.	1,700	27
*	PAR Technology Corp.	481	26
	NIC Inc.	1,073	25
*	TrueCar Inc.	5,889	24
*	Covetrus Inc.	866	23
*	Match Group Inc.	165	23
	Power Integrations Inc.	310	22
*	Elastic NV	163	20
	Shutterstock Inc.	293	20
*	LiveRamp Holdings Inc.	344	20
	Citrix Systems Inc.	161	20
*	PDF Solutions Inc.	885	20
*	A10 Networks Inc.	2,352	19
*	Bottomline Technologies DE Inc.	406	19
	PC Connection Inc.	403	18
*	Wix.com Ltd.	69	18
*	Avid Technology Inc.	1,430	17
	Methode Electronics Inc.	418	15
*	Super Micro Computer Inc.	490	14
*	Limelight Networks Inc.	2,688	12

U.S. Momentum Factor ETF

			Market
			Value•
		Shares	($000)
*	Box Inc.	634	12
*	Ping Identity Holding Corp.	523	12
*	IPG Photonics Corp.	54	11
			14,546
Telecommunications (1.8%)
*	T-Mobile US Inc.	1,976	263
*	Charter Communications Inc. Class A	377	246
*	Liberty Broadband Corp.	839	132
	Cable One Inc.	53	105
	Ubiquiti Inc.	269	67
*	Lumentum Holdings Inc.	635	55
*	Infinera Corp.	6,173	52
*	Gogo Inc.	4,885	51
*	Roku Inc.	165	48
	Shenandoah Telecommunications Co.	601	27
*	Consolidated Communications Holdings Inc.	2,532	14
			1,060
Utilities (0.8%)
*	Sunrun Inc.	1,849	118
*	Sunnova Energy International Inc.	2,429	98
	Republic Services Inc. Class A	776	75
	Clearway Energy Inc.	2,448	72
*	Casella Waste Systems Inc. Class A	878	53
*	Stericycle Inc.	548	39
*	Evoqua Water Technologies Corp.	1,182	31
			486
Total Common Stocks (Cost $42,774)			58,214
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity Fund, 0.109% (Cost $384)	3,842	384
Total Investments (100.2%) (Cost $43,158)			58,598
Other Asset and Liabilities—Net (-0.2%)			(118)
Net Assets (100%)			58,480

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $89,000.

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the value of this security represented 0.1% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $89,000 was received for securities on loan. REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2020	12	217	16

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $42,774)	58,214
Affiliated Issuers (Cost $384)	384
Total Investments in Securities	58,598
Investment in Vanguard	2
Cash Collateral Pledged—Futures Contracts	16
Receivables for Accrued Income	32
Total Assets	58,648
Liabilities
Due to Custodian	74
Collateral for Securities on Loan	89
Payables to Vanguard	4
Variation Margin Payable—Futures Contracts	1
Total Liabilities	168
Net Assets	58,480

At November 30, 2020, net assets consisted of:

Paid-in Capital	45,039
Total Distributable Earnings (Loss)	13,441
Net Assets	58,480

Net Assets
Applicable to 550,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	58,480
Net Asset Value Per Share	$106.33

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends	331
Interest[1]	1
Securities Lending—Net	4
Total Income	336
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	33
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	17
Shareholders’ Reports	3
Trustees’ Fees and Expenses	—
Total Expenses	58
Net Investment Income	278
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	4,587
Futures Contracts	23
Realized Net Gain (Loss)	4,610
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	10,401
Futures Contracts	13
Change in Unrealized Appreciation (Depreciation)	10,414
Net Increase (Decrease) in Net Assets Resulting from Operations	15,302

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

2	Includes $3,179,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	278	404
Realized Net Gain (Loss)	4,610	(2,609)
Change in Unrealized Appreciation (Depreciation)	10,414	5,813
Net Increase (Decrease) in Net Assets Resulting from Operations	15,302	3,608
Distributions[1]
Total Distributions	(299)	(358)
Capital Share Transactions
Issued	25,852	4,083
Issued in Lieu of Cash Distributions	—	—
Redeemed	(14,317)	(8,001)
Net Increase (Decrease) from Capital Share Transactions	11,535	(3,918)
Total Increase (Decrease)	26,538	(668)
Net Assets
Beginning of Period	31,942	32,610
End of Period	58,480	31,942

1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Financial Highlights

			Feb. 13,
		Year Ended	2018[1] to
		Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$85.18	$76.73	$75.00
Investment Operations
Net Investment Income[2]	.552	.985	.538
Net Realized and Unrealized Gain (Loss) on Investments	21.279	8.336	1.489
Total from Investment Operations	21.831	9.321	2.027
Distributions
Dividends from Net Investment Income	(.681)	(.871)	(.297)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.681)	(.871)	(.297)
Net Asset Value, End of Period	$106.33	$85.18	$76.73

Total Return	25.91%	12.25%	2.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58	$32	$33
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%[4]
Ratio of Net Investment Income to Average Net Assets	0.62%	1.24%	0.83%[4]
Portfolio Turnover Rate	115%[3]	118%	53%

1	Inception.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Momentum Factor ETF

Notes to Financial Statements

Vanguard U.S. Momentum Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Momentum Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Momentum Factor ETF

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At November 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

U.S. Momentum Factor ETF

D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	3,179
Total Distributable Earnings (Loss)	(3,179)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	81
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,080)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	15,440

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	299	358
Long-Term Capital Gains	—	—
Total	299	358

* Includes short-term capital gains, if any.

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	43,158
Gross Unrealized Appreciation	16,128
Gross Unrealized Depreciation	(688)
Net Unrealized Appreciation (Depreciation)	15,440

U.S. Momentum Factor ETF

E.  During the year ended November 30, 2020, the fund purchased $73,088,000 of investment securities and sold $61,655,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $10,084,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F.  Capital shares issued and redeemed were:

	Year Ended November 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	325	50
Issued in Lieu of Cash Distributions	—	—
Redeemed	(150)	(100)
Net Increase (Decrease) in Shares Outstanding	175	(50)

At November 30, 2020, one shareholder was the record or beneficial owner of 50% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G.  Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

U.S. Multifactor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Multifactor ETF Net Asset Value	2.35%	3.86%	$11,117
U.S. Multifactor ETF Market Price	2.42	3.91	11,130
Russell 3000 Index	19.02	14.05	14,440

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2020

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Multifactor ETF Market Price	2.42%	11.30%
U.S. Multifactor ETF Net Asset Value	2.35	11.17
Russell 3000 Index	19.02	44.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Multifactor ETF

Fund Allocation

As of November 30, 2020

Basic Materials	5.1%
Consumer Discretionary	25.5
Consumer Staples	6.2
Energy	1.6
Financials	14.6
Health Care	10.4
Industrials	19.1
Real Estate	0.1
Technology	15.6
Telecommunications	1.8
Utilities	0.0

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark ("ICB"), except for the "Other" category (if applicable), which includes secur-ities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark ("ICB") is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Multifactor ETF

Financial Statements

Schedule of Investments

As of November 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)
Basic Materials (5.1%)
	Newmont Corp.	6,086	358
	Reliance Steel & Aluminum Co.	2,539	299
	Southern Copper Corp.	4,520	268
	UFP Industries Inc.	3,960	213
	Boise Cascade Co.	4,554	197
	Celanese Corp. Class A	1,344	174
	Linde plc	631	162
	Dow Inc.	2,687	142
	Timken Co.	1,902	140
	Freeport-McMoRan Inc.	5,786	135
	FMC Corp.	1,108	129
	Schweitzer-Mauduit International Inc.	2,517	88
	Rexnord Corp.	2,221	83
	Scotts Miracle-Gro Co.	444	78
	Stepan Co.	652	76
	Fastenal Co.	1,487	74
	LyondellBasell Industries NV Class A	666	57
	Materion Corp.	948	55
	Gold Resource Corp.	17,422	52
	Steel Dynamics Inc.	1,394	51
	Commercial Metals Co.	2,525	50
	Glatfelter Corp.	2,774	45
	Cabot Corp.	939	39
	International Paper Co.	776	38
	Domtar Corp.	1,040	31
	Worthington Industries Inc.	569	29
	Valvoline Inc. 1,088 25 Compass Minerals International Inc.	356	22
*	GCP Applied Technologies Inc.	603	14
	Innospec Inc.	151	12
			3,136
Consumer Discretionary (25.3%)
	Target Corp.	3,781	679
	eBay Inc.	10,720	541
	Walmart Inc.	3,396	519
	Lowe’s Cos. Inc.	2,686	419
*	Lululemon Athletica Inc.	946	350
*	Etsy Inc.	1,884	303
*	Electronic Arts Inc.	2,369	303
	Activision Blizzard Inc.	3,570	284
	Home Depot Inc.	1,000	277
	Lennar Corp. Class A	3,545	269
	Dollar General Corp.	1,122	245
*	Amazon.com Inc.	77	244
	Williams-Sonoma Inc.	2,047	224
	Whirlpool Corp.	1,143	222
	Costco Wholesale Corp.	566	222
*	Hibbett Sports Inc.	4,692	193
	Rent-A-Center Inc.	5,571	188
	Fortune Brands Home & Security Inc.	2,234	187
	Lithia Motors Inc. Class A	621	180
	Hanesbrands Inc.	12,500	178
	General Motors Co.	4,046	177
	Aaron’s Holdings Co. Inc.	2,642	166
	Gentex Corp.	5,014	163
	Lear Corp.	1,118	160
	International Game Technology plc	12,232	154
*	Stamps.com Inc.	797	149
	Big Lots Inc.	2,877	149
*	Purple Innovation Inc. Class A	4,920	147
	L Brands Inc.	3,729	145
*	Deckers Outdoor Corp.	554	141
*	Sleep Number Corp.	1,967	137
	Thor Industries Inc.	1,404	136
	PulteGroup Inc.	3,074	134
*	RH	294	133
	Best Buy Co. Inc.	1,186	129
*	MarineMax Inc.	3,924	129
*	Lakeland Industries Inc.	6,449	128
*	Century Communities Inc.	2,819	125

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	KB Home	3,559	125
	Cooper Tire & Rubber Co.	3,144	125
	Group 1 Automotive Inc.	1,045	124
	Sonic Automotive Inc. Class A	3,070	124
*	Take-Two Interactive Software Inc.	686	124
*	BJ’s Wholesale Club Holdings Inc.	3,016	124
	Qurate Retail Group Inc. QVC Group Class A	11,742	123
*	Peloton Interactive Inc. Class A	1,048	122
*	AutoNation Inc.	1,950	120
	Garmin Ltd.	1,018	119
*	Sportsman’s Warehouse Holdings Inc.	8,415	117
	Buckle Inc.	4,294	115
*	Meritage Homes Corp.	1,255	113
	Citi Trends Inc.	3,318	112
	Toll Brothers Inc.	2,372	112
	Dick’s Sporting Goods Inc.	1,961	111
	Murphy USA Inc.	842	108
	La-Z-Boy Inc.	2,871	106
*	Malibu Boats Inc. Class A	1,862	106
*	Turtle Beach Corp.	5,641	105
*	CarParts.com Inc.	6,912	104
*	NVR Inc.	26	104
*	American Public Education Inc.	3,221	100
*	Zumiez Inc.	2,670	99
	Johnson Outdoors Inc. Class A	1,177	98
*	Central Garden & Pet Co. Class A	2,603	96
*	Gentherm Inc.	1,676	95
	Wyndham Destinations Inc.	2,221	93
	ODP Corp.	3,243	93
	Tractor Supply Co.	652	92
*	Ollie’s Bargain Outlet Holdings Inc.	1,037	91
*	MasterCraft Boat Holdings Inc.	4,112	89
*	TRI Pointe Group Inc.	5,007	88
*	1-800-Flowers.com Inc. Class A	3,696	87
	Dana Inc.	4,914	83
	Polaris Inc.	842	81
	Newell Brands Inc.	3,802	81
	Foot Locker Inc.	2,146	80
*	Cavco Industries Inc.	439	79
*	Universal Electronics Inc.	1,495	79
	Rollins Inc.	1,335	76
	Haverty Furniture Cos. Inc.	2,797	76
	NIKE Inc. Class B	563	76
	Autoliv Inc.	850	76
	Rush Enterprises Inc. Class A	1,958	75
*	Perdoceo Education Corp.	6,594	75
	Shoe Carnival Inc.	1,979	72
	Acushnet Holdings Corp.	1,916	72
*	Crocs Inc.	1,220	72
*	Clean Energy Fuels Corp.	15,790	72
	Standard Motor Products Inc.	1,522	70
	Collectors Universe Inc.	913	70
*	GoPro Inc. Class A	9,972	70
*	Discovery Inc. Class A	2,566	69
*	Asbury Automotive Group Inc.	598	67
	Kontoor Brands Inc.	1,612	67
*	Vera Bradley Inc.	7,630	65
	New York Times Co. Class A	1,506	65
*	Beazer Homes USA Inc.	4,243	63
*	Duluth Holdings Inc.	4,274	63
	Penske Automotive Group Inc.	1,086	60
*	Taylor Morrison Home Corp. Class A	2,341	59
*	O’Reilly Automotive Inc.	133	59
*	LKQ Corp.	1,657	58
*	LGI Homes Inc.	535	58
*	Green Brick Partners Inc.	2,640	57
*	American Axle & Manufacturing Holdings Inc.	6,976	56
	Papa John’s International Inc.	683	55
*	K12 Inc.	2,294	54
	Advance Auto Parts Inc.	354	52
*	Mohawk Industries Inc.	412	52
*	YETI Holdings Inc.	810	51
	PriceSmart Inc.	629	51
*	XPEL Inc.	1,348	51
*	Copart Inc.	434	50
	Callaway Golf Co.	2,328	49
	Ethan Allen Interiors Inc.	2,657	49
	Steven Madden Ltd.	1,482	47
	HNI Corp.	1,256	46
*	iRobot Corp.	581	46
	Strategic Education Inc.	462	43
*	Del Taco Restaurants Inc.	4,739	42
	BorgWarner Inc.	996	39
*	Dorman Products Inc.	418	39
	Abercrombie & Fitch Co.	1,694	35
	MDC Holdings Inc.	721	35

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	News Corp. Class A	1,889	33
	Movado Group Inc.	1,936	33
	Pool Corp.	78	27
	DR Horton Inc.	314	23
*	Skyline Champion Corp.	726	22
*	Everi Holdings Inc.	1,860	20
*	Laureate Education Inc. Class A	1,154	16
*	Glu Mobile Inc.	1,342	14
	Gap Inc.	642	13
*	MSG Networks Inc.	1,057	13
	Carter’s Inc.	138	12
			15,706
Consumer Staples (6.2%)
	General Mills Inc.	5,684	346
	Kraft Heinz Co.	8,455	279
*	Monster Beverage Corp.	2,123	180
	Procter & Gamble Co.	1,240	172
	McKesson Corp.	888	160
	Kellogg Co.	2,343	150
	Clorox Co.	693	141
*	Helen of Troy Ltd.	677	137
*	Boston Beer Co. Inc. Class A	138	128
	Campbell Soup Co.	2,492	125
	AmerisourceBergen Corp. Class A	1,154	119
	Lancaster Colony Corp.	664	112
	Kroger Co.	3,375	111
*	National Beverage Corp.	1,123	110
	CVS Health Corp.	1,575	107
*	Darling Ingredients Inc.	2,169	105
	Weis Markets Inc.	2,096	100
*	Herbalife Nutrition Ltd.	2,023	97
	Philip Morris International Inc.	1,272	96
	Flowers Foods Inc.	4,238	94
	Ingredion Inc.	1,168	90
	B&G Foods Inc.	3,175	88
*	Hain Celestial Group Inc.	2,183	84
	ACCO Brands Corp.	9,678	74
	J M Smucker Co.	600	70
	Vector Group Ltd.	6,216	70
	Casey’s General Stores Inc.	372	68
	Coca-Cola European Partners plc	1,386	62
*	Edgewell Personal Care Co.	1,745	61
	PetMed Express Inc.	1,559	48
	Colgate-Palmolive Co.	519	44
	Hormel Foods Corp.	856	40
	Ingles Markets Inc. Class A	1,062	40
*	Sprouts Farmers Market Inc.	1,361	29
	SpartanNash Co.	1,237	23
	Core-Mark Holding Co. Inc.	732	23
	Corteva Inc.	419	16
	Medifast Inc.	71	14
			3,813
Energy (1.6%)
*	Renewable Energy Group Inc.	2,553	148
*	SolarEdge Technologies Inc.	525	146
*	First Solar Inc.	1,173	110
*	Bonanza Creek Energy Inc.	4,051	89
	Range Resources Corp.	11,309	82
	Antero Midstream Corp.	12,152	82
	Arcosa Inc.	1,542	80
	Cabot Oil & Gas Corp.	3,769	66
	Warrior Met Coal Inc.	3,043	53
*	Green Plains Inc.	2,447	36
	EQT Corp.	2,339	35
*	CNX Resources Corp.	2,228	21
	SunCoke Energy Inc.	2,822	13
	World Fuel Services Corp.	413	12
			973
Financials (14.5%)
	T. Rowe Price Group Inc.	3,791	544
	S&P Global Inc.	1,425	501
	Moody’s Corp.	1,503	424
	JPMorgan Chase & Co.	3,387	399
	BlackRock Inc.	457	319
	Ameriprise Financial Inc.	1,658	307
	Bank of New York Mellon Corp.	6,887	269
	Allstate Corp.	2,371	243
	Flagstar Bancorp Inc.	5,997	210
	First Citizens BancShares Inc. Class A	344	182
	Stifel Financial Corp.	2,464	171
	Aon plc Class A	808	166
	Primerica Inc.	1,147	149
	HCI Group Inc.	2,625	137
	Nelnet Inc. Class A	2,015	137
	M&T Bank Corp.	1,121	131
	CNO Financial Group Inc.	5,999	128
	Cathay General Bancorp	4,369	123
*	StoneX Group Inc.	1,925	119
	First Hawaiian Inc.	5,379	118
	Trustmark Corp.	4,552	113
	First Bancorp	3,567	112
	Bank of Hawaii Corp.	1,467	110
	Western Alliance Bancorp	2,120	109
*	Triumph Bancorp Inc.	2,371	108

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
	Waddell & Reed Financial Inc. Class A	6,072	100
	BankUnited Inc.	3,457	99
	HomeStreet Inc.	3,035	98
	Home BancShares Inc.	5,278	98
	KeyCorp	6,315	98
	Investors Bancorp Inc.	9,936	96
	Northern Trust Corp.	1,019	95
	Cohen & Steers Inc.	1,314	93
	Federated Hermes Inc. Class B	3,302	89
	Park National Corp.	837	85
	Renasant Corp.	2,715	84
	Hope Bancorp Inc.	8,748	83
	Old National Bancorp	5,211	82
	Univest Financial Corp.	4,433	81
	Commerce Bancshares Inc.	1,214	80
	Stewart Information Services Corp.	1,893	79
	Washington Federal Inc.	3,378	79
	Central Pacific Financial Corp.	4,778	78
	TriCo Bancshares	2,318	76
	First Commonwealth Financial Corp.	7,606	73
	Jefferies Financial Group Inc.	3,207	73
	Zions Bancorp NA	1,864	72
	Globe Life Inc.	752	70
	SLM Corp.	6,559	70
	Raymond James Financial Inc.	703	64
*	SVB Financial Group	172	59
	Diamond Hill Investment Group Inc.	430	59
	Voya Financial Inc.	1,018	59
	Affiliated Managers Group Inc.	670	58
	Citizens Financial Group Inc.	1,681	55
	Popular Inc.	1,120	54
	Meridian Bancorp Inc.	3,970	54
	ServisFirst Bancshares Inc.	1,432	54
	International Bancshares Corp.	1,666	54
	Universal Insurance Holdings Inc.	3,648	51
	Bryn Mawr Bank Corp.	1,627	48
	Virtu Financial Inc. Class A	2,078	47
	Atlantic Union Bankshares Corp.	1,516	45
	BancFirst Corp.	799	43
	State Street Corp.	613	43
	FBL Financial Group Inc. Class A	817	42
	Comerica Inc.	858	42
	Federal Agricultural Mortgage Corp. Class C	615	42
	Franklin Resources Inc.	1,883	41
	Artisan Partners Asset Management Inc. Class A	911	41
	City Holding Co.	611	40
	AMERISAFE Inc.	695	38
	Fulton Financial Corp.	3,051	38
	Allegiance Bancshares Inc.	1,124	36
	SEI Investments Co.	674	36
	First Busey Corp.	1,763	35
	TrustCo Bank Corp. NY	5,384	33
*	EZCORP Inc. Class A	6,347	32
	Hanover Insurance Group Inc.	255	29
	FirstCash Inc.	437	28
*	Credit Acceptance Corp.	91	27
	Boston Private Financial Holdings Inc.	3,415	24
	Equitable Holdings Inc.	774	20
	Employers Holdings Inc.	637	19
	Morningstar Inc.	96	19
	Hilltop Holdings Inc.	787	19
	Assurant Inc.	146	19
	Radian Group Inc.	973	18
	Eagle Bancorp Inc.	410	15
	Erie Indemnity Co. Class A	65	15
	Assured Guaranty Ltd.	461	14
	Walker & Dunlop Inc.	157	13
	US Bancorp	284	12
			8,994
Health Care (10.3%)
	Humana Inc.	1,120	449
*	Biogen Inc.	1,540	370
	Anthem Inc.	1,179	367
	UnitedHealth Group Inc.	1,069	359
	HCA Healthcare Inc.	2,372	356
	Johnson & Johnson	2,320	336
*	Regeneron Pharmaceuticals Inc.	554	286
*	United Therapeutics Corp.	1,175	156
*	Medpace Holdings Inc.	1,196	153
*	Vertex Pharmaceuticals Inc.	642	146
*	Corcept Therapeutics Inc.	6,391	145
	AbbVie Inc.	1,364	143
*	Quidel Corp.	692	135
*	Masimo Corp.	495	126
*	Centene Corp.	2,033	125
*	Emergent BioSolutions Inc.	1,426	117

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
*	DaVita Inc.	1,057	116
	Eli Lilly and Co.	772	112
*	Molina Healthcare Inc.	546	111
	Cardinal Health Inc.	1,879	103
	Cigna Corp.	481	101
*	Amedisys Inc.	403	99
	West Pharmaceutical Services Inc.	351	97
*	Jazz Pharmaceuticals plc	675	95
	Patterson Cos. Inc.	3,367	93
*	Providence Service Corp.	685	93
	Abbott Laboratories	856	93
	Amgen Inc.	408	91
*	Henry Schein Inc.	1,389	89
*	LHC Group Inc.	427	84
	Cerner Corp.	1,116	83
*	Amneal Pharmaceuticals Inc.	19,915	79
*	Meridian Bioscience Inc.	4,012	76
*	Retractable Technologies Inc.	6,522	75
*	Exelixis Inc.	3,896	75
	Chemed Corp.	150	72
*	ABIOMED Inc.	247	68
*	Catalyst Pharmaceuticals Inc.	16,856	62
*	OPKO Health Inc.	12,950	60
*	Align Technology Inc.	111	53
*	Alexion Pharmaceuticals Inc.	424	52
*	Triple-S Management Corp. Class B	2,283	51
*	Bio-Rad Laboratories Inc. Class A	92	49
*	AdaptHealth Corp. Class A	1,406	42
*	Supernus Pharmaceuticals Inc.	1,969	42
	Quest Diagnostics Inc.	322	40
*	Addus HomeCare Corp.	396	39
	ResMed Inc.	163	34
*	XBiotech Inc.	1,716	33
	Luminex Corp.	1,118	26
*	OraSure Technologies Inc.	1,913	23
	Healthcare Services Group Inc.	911	22
*	Innoviva Inc.	1,937	20
	Premier Inc. Class A	472	17
	Ensign Group Inc.	192	14
*	Merit Medical Systems Inc.	246	13
	Thermo Fisher Scientific Inc.	29	13
	Merck & Co. Inc.	152	12
*	Viatris Inc.	41	1
			6,392
Industrials (19.0%)
	FedEx Corp.	1,503	431
	Eaton Corp. plc	2,689	326
	United Parcel Service Inc. Class B	1,532	262
	Simpson Manufacturing Co. Inc.	2,529	232
	Accenture plc Class A	810	202
*	TopBuild Corp.	1,147	200
	Old Dominion Freight Line Inc.	978	199
*	Crown Holdings Inc.	2,043	193
	Cummins Inc.	813	188
*	Zebra Technologies Corp.	465	176
	Werner Enterprises Inc.	4,330	173
	Emerson Electric Co.	2,182	168
	AGCO Corp.	1,793	166
	Illinois Tool Works Inc.	754	159
	Caterpillar Inc.	913	158
	Graphic Packaging Holding Co.	10,228	157
	Kforce Inc.	3,747	154
	Snap-on Inc.	858	151
	Brunswick Corp.	1,977	148
*	Saia Inc.	842	147
	Regal Beloit Corp.	1,181	141
	CSW Industrials Inc.	1,298	139
*	United Rentals Inc.	608	138
	PACCAR Inc.	1,553	135
	Hubbell Inc. Class B	834	135
	Dover Corp.	1,101	134
	ManpowerGroup Inc.	1,537	133
*	Trex Co. Inc.	1,769	132
	ITT Inc.	1,696	123
*	Great Lakes Dredge & Dock Corp.	10,874	123
*	Generac Holdings Inc.	561	121
	Schneider National Inc. Class B	5,705	119
*	TriNet Group Inc.	1,588	119
*	Gibraltar Industries Inc.	1,799	118
*	Echo Global Logistics Inc.	4,146	118
	Quanex Building Products Corp.	5,662	117
	Sherwin-Williams Co.	155	116
	Marten Transport Ltd.	6,223	110
	Owens Corning	1,450	106
*	Keysight Technologies Inc.	872	105
*	SPX Corp.	1,990	102
	Astec Industries Inc.	1,705	99
*	Hub Group Inc. Class A	1,792	98
	Watts Water Technologies Inc. Class A	816	96
	Myers Industries Inc.	5,510	94

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
*	Textainer Group Holdings Ltd.	5,072	93
*	Covenant Transportation Group Inc. Class A	4,978	92
	Columbus McKinnon Corp.	2,409	91
*	Modine Manufacturing Co.	8,164	89
	Franklin Electric Co. Inc.	1,304	88
	Acuity Brands Inc.	737	87
	Landstar System Inc.	655	86
*	FTI Consulting Inc.	798	84
	WW Grainger Inc.	197	82
	Oshkosh Corp.	1,018	82
	Encore Wire Corp.	1,579	82
*,1	API Group Corp.	5,245	81
	CAI International Inc.	2,563	81
	Kronos Worldwide Inc.	5,846	80
	Knight-Swift Transportation Holdings Inc.	1,942	80
	Quanta Services Inc.	1,153	79
*	Berry Global Group Inc.	1,481	78
*	Construction Partners Inc. Class A	2,981	78
	JB Hunt Transport Services Inc.	571	77
	Masco Corp.	1,424	76
	CoreLogic Inc.	972	75
	Nordic American Tankers Ltd.	23,285	74
	Triton International Ltd.	1,640	74
*	Sykes Enterprises Inc.	1,964	74
	DHT Holdings Inc.	14,343	73
	Watsco Inc.	322	73
	AAON Inc.	1,113	72
*	FARO Technologies Inc.	1,088	72
	Argan Inc.	1,559	72
	Resources Connection Inc.	5,842	71
*	MYR Group Inc.	1,334	68
	Rockwell Automation Inc.	260	66
	MKS Instruments Inc.	475	66
	Ennis Inc.	3,996	65
	Shyft Group Inc.	2,509	65
	Federal Signal Corp.	2,069	64
	MSA Safety Inc.	429	64
*	Masonite International Corp.	637	64
	Badger Meter Inc.	771	64
*	XPO Logistics Inc.	579	62
	EVERTEC Inc.	1,658	62
	UniFirst Corp.	329	61
	Robert Half International Inc.	940	60
	MSC Industrial Direct Co. Inc. Class A	724	60
	ArcBest Corp.	1,352	57
	Kadant Inc.	435	56
	Northrop Grumman Corp.	180	54
	Johnson Controls International plc	1,181	54
*	TrueBlue Inc.	2,653	51
	Primoris Services Corp.	2,072	50
	Costamare Inc.	6,904	50
*	Sterling Construction Co. Inc.	3,046	49
	Kelly Services Inc. Class A	2,332	48
	Powell Industries Inc.	1,846	48
	Kansas City Southern	255	47
	Patrick Industries Inc.	732	46
*	Vivint Smart Home Inc.	2,070	46
	McGrath RentCorp	715	46
*	Vectrus Inc.	950	45
*	Proto Labs Inc.	316	44
	Kennametal Inc.	1,152	40
*	Installed Building Products Inc.	405	40
	Greenbrier Cos. Inc.	1,185	40
*	Ducommun Inc.	794	39
	ManTech International Corp. Class A	486	37
	Standex International Corp.	477	36
*	MasTec Inc.	626	35
	Silgan Holdings Inc.	879	30
	Packaging Corp. of America	221	29
	Apogee Enterprises Inc.	1,065	28
	Exponent Inc.	325	27
*	WESCO International Inc.	404	26
	ADT Inc.	3,366	26
	ABM Industries Inc.	676	26
*	Atkore International Group Inc.	578	23
	Ryder System Inc.	370	22
	MAXIMUS Inc.	301	22
	Allison Transmission Holdings Inc.	492	20
	Comfort Systems USA Inc.	400	20
	Westrock Co.	477	20
*	Vicor Corp.	235	19
	Louisiana-Pacific Corp.	556	19
*	SPX FLOW Inc.	348	19
*	Beacon Roofing Supply Inc.	506	18
*	Dorian LPG Ltd.	1,558	17
	Deluxe Corp.	643	17
	Valmont Industries Inc.	91	15
	Jack Henry & Associates Inc.	77	12
*	Aerojet Rocketdyne Holdings Inc.	321	12
			11,773

U.S. Multifactor ETF

			Market
			Value•
		Shares	($000)
Real Estate (0.1%)
*	CBRE Group Inc. Class A	706	43
	GEO Group Inc.	2,751	26
	St. Joe Co.	566	19
			88
Technology (15.5%)
	Apple Inc.	4,796	571
*	Facebook Inc. Class A	1,554	430
	Microsoft Corp.	1,924	412
*	Micron Technology Inc.	5,926	380
*	Adobe Inc.	741	355
*	Advanced Micro Devices Inc.	3,542	328
	Intel Corp.	6,067	293
*	Alphabet Inc. Class A	161	282
	Cognizant Technology Solutions Corp. Class A	3,599	281
	KLA Corp.	920	232
*	Diodes Inc.	3,333	227
	Applied Materials Inc.	2,682	221
	Teradyne Inc.	1,774	196
	Vishay Intertechnology Inc.	9,302	180
	Texas Instruments Inc.	1,064	172
	NVIDIA Corp.	303	162
	Seagate Technology plc	2,722	160
*	Qorvo Inc.	948	149
*	Yandex NV Class A	2,045	141
	Jabil Inc.	3,686	141
	NortonLifeLock Inc.	7,250	132
	Skyworks Solutions Inc.	897	127
	SYNNEX Corp.	771	124
	PC Connection Inc.	2,620	120
*	Dell Technologies Inc.	1,719	119
	Shutterstock Inc.	1,700	117
	Lam Research Corp.	258	117
	TE Connectivity Ltd.	965	110
	Intuit Inc.	311	109
	Simulations Plus Inc.	1,927	108
*	FormFactor Inc.	2,626	108
*	Synaptics Inc.	1,368	106
*	Nuance Communications Inc.	2,465	106
*	Lattice Semiconductor Corp.	2,531	106
*	II-VI Inc.	1,556	105
*	Check Point Software Technologies Ltd.	866	102
*	Cirrus Logic Inc.	1,215	97
*	TechTarget Inc.	1,766	93
	Methode Electronics Inc.	2,638	92
	Monolithic Power Systems Inc.	280	90
*	Fortinet Inc.	721	89
	QUALCOMM Inc.	586	86
*	Super Micro Computer Inc.	2,898	82
*	Photronics Inc.	7,037	82
*	SPS Commerce Inc.	744	77
*	Mitek Systems Inc.	6,186	73
*	ePlus Inc.	859	72
*	Cadence Design Systems Inc.	600	70
	Citrix Systems Inc.	527	65
*	NetScout Systems Inc.	2,659	62
	Avnet Inc.	2,030	62
*	Sanmina Corp.	1,865	59
*	IPG Photonics Corp.	279	58
*	F5 Networks Inc.	353	57
*	Manhattan Associates Inc.	547	56
*	Calix Inc.	2,345	56
*	Qualys Inc.	558	53
	International Business Machines Corp.	414	51
	Computer Programs and Systems Inc.	1,767	50
*	Plexus Corp.	645	48
*	A10 Networks Inc.	6,029	48
*	Fabrinet	695	47
*	TrueCar Inc.	11,590	47
	HP Inc.	2,115	46
*	CACI International Inc. Class A	191	45
*	Match Group Inc.	323	45
	Power Integrations Inc.	613	44
*	Rambus Inc.	2,671	42
*	Paycom Software Inc.	95	40
	Sapiens International Corp. NV	1,322	39
*	Axcelis Technologies Inc.	1,446	39
*	Perficient Inc.	855	39
*	IAC/InterActiveCorp	267	38
*	Covetrus Inc.	1,377	37
*	OneSpan Inc.	1,824	36
	Amdocs Ltd.	489	32
*	DSP Group Inc.	1,467	25
*	CyberOptics Corp.	897	24
	Oracle Corp.	405	23
	Xerox Holdings Corp.	930	20
*	Vertiv Holdings Co. Class A	1,068	20
	CDW Corp.	134	18
	CMC Materials Inc.	107	17
*	Amkor Technology Inc.	1,041	15
			9,635

U.S. Multifactor ETF

		Market
		Value•
	Shares	($000)
Telecommunications (1.8%)
Verizon Communications Inc.	4,577	277
Cisco Systems Inc.	4,121	177
AT&T Inc.	5,547	159
* Lumentum Holdings Inc.	1,433	124
* Charter Communications Inc. Class A	173	113
* NETGEAR Inc.	3,071	98
* Ciena Corp.	1,883	84
CenturyLink Inc.	5,200	54
Shenandoah Telecommunications Co.	349	16
		1,102
Utilities (0.1%)
Hawaiian Electric Industries Inc.	1,012	36
Total Common Stocks
(Cost $53,012)		61,648

Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[2] Vanguard Market Liquidity
Fund, 0.109%
(Cost $220)	2,204	220
Total Investments (99.9%)
(Cost $53,232)		61,868
Other Asset and Liabilities—Net (0.1%)		78
Net Assets (100%)		61,946

Cost is in $000.

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the value of this security represented 0.1% of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of			Unrealized
		Long (Short	)	Notional	Appreciation
	Expiration	Contracts		Amount	(Depreciation	)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2020	15		272	5

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $53,012)	61,648
Affiliated Issuers (Cost $220)	220
Total Investments in Securities	61,868
Investment in Vanguard	2
Cash Collateral Pledged—Futures Contracts	18
Receivables for Accrued Income	113
Total Assets	62,001
Liabilities
Payables for Investment Securities Purchased	48
Payables to Vanguard	6
Variation Margin Payable—Futures Contracts	1
Total Liabilities	55
Net Assets	61,946

At November 30, 2020, net assets consisted of:

Paid-in Capital	71,506
Total Distributable Earnings (Loss)	(9,560)
Net Assets	61,946

Net Assets
Applicable to 775,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	61,946
Net Asset Value Per Share	$79.93

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends	1,252
Interest[1]	2
Securities Lending—Net	3
Total Income	1,257
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	101
Marketing and Distribution	—
Custodian Fees	6
Auditing Fees	17
Shareholders’ Reports	5
Trustees' Fees and Expenses	—
Total Expenses	129
Expenses Paid Indirectly	(6)
Net Expenses	123
Net Investment Income	1,134
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(10,354)
Futures Contracts	(16)
Realized Net Gain (Loss)	(10,370)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,588
Futures Contracts	(5)
Change in Unrealized Appreciation (Depreciation)	1,583
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,653)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $935,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,134	1,461
Realized Net Gain (Loss)	(10,370)	(5,751)
Change in Unrealized Appreciation (Depreciation)	1,583	9,364
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,653)	5,074
Distributions[1]
Total Distributions	(1,209)	(1,366)
Capital Share Transactions
Issued	12,089	17,158
Issued in Lieu of Cash Distributions	—	—
Redeemed	(30,826)	(7,392)
Net Increase (Decrease) from Capital Share Transactions	(18,737)	9,766
Total Increase (Decrease)	(27,599)	13,474
Net Assets
Beginning of Period	89,545	76,071
End of Period	61,946	89,545

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Financial Highlights

			Feb. 13,
		Year Ended	2018[1] to
		Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$79.60	$76.07	$75.00
Investment Operations
Net Investment Income[2]	1.191	1.340	1.007
Net Realized and Unrealized Gain (Loss) on Investments	0.372	3.458	.543
Total from Investment Operations	1.563	4.798	1.550
Distributions
Dividends from Net Investment Income	(1.233)	(1.268)	(.480)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.233)	(1.268)	(.480)
Net Asset Value, End of Period	$79.93	$79.60	$76.07

Total Return	2.35%	6.46%	2.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$62	$90	$76
Ratio of Total Expenses to Average Net Assets	0.19%[3]	0.19%[3]	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	1.66%	1.79%	1.59%[4]
Portfolio Turnover Rate	95%[5]	98%	64%

1	Inception.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.
4	Annualized.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Multifactor ETF

Notes to Financial Statements

Vanguard U.S. Multifactor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Multifactor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Multifactor ETF

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2020, custodian fee offset arrangements reduced the fund’s expenses by $6,000 (an annual rate of 0.01% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments and derivatives.

These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At November 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

U.S. Multifactor ETF

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	935
Total Distributable Earnings (Loss)	(935)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	254
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(18,450)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	8,636

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	1,209	1,366
Long-Term Capital Gains	—	—
Total	1,209	1,366

* Includes short-term capital gains, if any.

U.S. Multifactor ETF

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	53,232
Gross Unrealized Appreciation	10,675
Gross Unrealized Depreciation	(2,039)
Net Unrealized Appreciation (Depreciation)	8,636

F. During the year ended November 30, 2020, the fund purchased $64,511,000 of investment securities and sold $83,265,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $5,814,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	150	225
Issued in Lieu of Cash Distributions	—	—
Redeemed	(500)	(100)
Net Increase (Decrease) in Shares Outstanding	(350)	125

H. Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

U.S. Quality Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Quality Factor ETF Net Asset Value	14.29%	10.19%	$13,115
U.S. Quality Factor ETF Market Price	14.30	10.20	13,120
Russell 3000 Index	19.02	14.05	14,440

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2020

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Quality Factor ETF Market Price	14.30%	31.20%
U.S. Quality Factor ETF Net Asset Value	14.29	31.15
Russell 3000 Index	19.02	44.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Quality Factor ETF

Fund Allocation

As of November 30, 2020

Basic Materials	2.3%
Consumer Discretionary	21.5
Consumer Staples	6.2
Energy	1.3
Financials	17.4
Health Care	11.1
Industrials	19.6
Real Estate	1.3
Technology	17.6
Telecommunications	1.5
Utilities	0.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark ("ICB"), except for the "Other" category (if applicable), which includes secur-ities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark ("ICB") is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Quality Factor ETF

Financial Statements

Schedule of Investments

As of November 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Basic Materials (2.3%)
*	Alcoa Corp.	5,153	103
	Fastenal Co.	1,955	97
	Reliance Steel & Aluminum Co.	689	81
	Avery Dennison Corp.	491	73
	FMC Corp.	629	73
	Ecolab Inc.	308	68
	UFP Industries Inc.	1,192	64
	Orion Engineered Carbons SA	3,841	60
	Materion Corp.	905	53
	Innospec Inc.	603	50
	Mueller Industries Inc.	1,263	41
	Boise Cascade Co.	938	41
*	Univar Solutions Inc.	2,201	39
	Neenah Inc.	797	39
	Stepan Co.	295	34
	Sensient Technologies Corp.	468	34
	Worthington Industries Inc.	643	33
*	GCP Applied Technologies Inc.	1,364	32
	CF Industries Holdings Inc.	854	32
	Commercial Metals Co.	1,560	31
	Steel Dynamics Inc.	803	29
	Compass Minerals International Inc.	448	28
	Gold Resource Corp.	8,477	25
	Scotts Miracle-Gro Co.	128	23
*	RBC Bearings Inc.	126	21
	NewMarket Corp.	55	20
	International Paper Co.	405	20
	Verso Corp.	1,099	12
			1,256
Consumer Discretionary (21.4%)
	Target Corp.	3,525	633
	Walmart Inc.	3,168	484
	eBay Inc.	8,996	454
*	Booking Holdings Inc.	209	424
*	Electronic Arts Inc.	3,021	386
*	Lululemon Athletica Inc.	1,041	385
	Lowe’s Cos. Inc.	2,455	383
*	O’Reilly Automotive Inc.	670	296
	Costco Wholesale Corp.	606	237
	NIKE Inc. Class B	1,579	213
	Aaron’s Holdings Co. Inc.	3,171	200
	Estee Lauder Cos. Inc. Class A	744	183
	VF Corp.	2,002	167
	Kontoor Brands Inc.	3,405	142
*	Deckers Outdoor Corp.	426	108
	Gentex Corp.	3,088	101
	Rollins Inc.	1,654	95
*	Etsy Inc.	579	93
*	MasterCraft Boat Holdings Inc.	4,262	92
*	Tempur Sealy International Inc.	3,636	92
	Best Buy Co. Inc.	838	91
	Carter’s Inc.	1,022	91
	Williams-Sonoma Inc.	824	90
*	iRobot Corp.	1,123	88
*	Spotify Technology SA	300	87
	Dolby Laboratories Inc. Class A	980	87
	Tractor Supply Co.	602	85
	BorgWarner Inc.	2,170	84
	Pool Corp.	241	83
*	Turtle Beach Corp.	4,417	83
*	Discovery Inc. Class A	3,053	82
*	Lakeland Industries Inc.	4,140	82
*	NVR Inc.	20	80
	H&R Block Inc.	4,163	78
	Hanesbrands Inc.	5,498	78
*	Purple Innovation Inc. Class A	2,557	76
	Children’s Place Inc.	1,773	76
*	Lovesac Co.	2,373	76
	Signet Jewelers Ltd.	2,488	75
	Polaris Inc.	785	75
*	Grand Canyon Education Inc.	902	75
*	Stamps.com Inc.	399	75

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Collectors Universe Inc.	964	74
*	Nautilus Inc.	3,369	71
	Genuine Parts Co.	722	71
	ODP Corp.	2,459	71
	Whirlpool Corp.	359	70
	La-Z-Boy Inc.	1,882	70
	Movado Group Inc.	4,078	69
*	Take-Two Interactive Software Inc.	372	67
*	Gentherm Inc.	1,173	67
*	Digital Turbine Inc.	1,479	67
	New York Times Co. Class A	1,505	65
	Garmin Ltd.	549	64
	Strategic Education Inc.	661	62
*	Ulta Beauty Inc.	225	62
	Buckle Inc.	2,303	62
	Omnicom Group Inc.	976	61
*	Universal Electronics Inc.	1,147	60
	Big Lots Inc.	1,159	60
	Murphy USA Inc.	464	59
*	Lumber Liquidators Holdings Inc.	2,048	59
*	Hibbett Sports Inc.	1,435	59
	Citi Trends Inc.	1,741	59
*	CarParts.com Inc.	3,880	58
*	Adtalem Global Education Inc.	2,042	58
*	Mohawk Industries Inc.	464	58
	Rent-A-Center Inc.	1,721	58
	HNI Corp.	1,592	58
	Abercrombie & Fitch Co.	2,772	57
*	Ollie’s Bargain Outlet Holdings Inc.	639	56
	News Corp. Class A	3,186	56
*	AutoNation Inc.	912	56
*	Mattel Inc.	3,559	55
*	Malibu Boats Inc. Class A	956	54
*	Genesco Inc.	1,728	54
*	LKQ Corp.	1,529	54
	Ethan Allen Interiors Inc.	2,946	54
*	Zumiez Inc.	1,447	54
	Johnson Outdoors Inc. Class A	638	53
*	GoPro Inc. Class A	7,527	53
*	Skyline Champion Corp.	1,693	52
*	Cars.com Inc.	4,588	51
*	Sportsman’s Warehouse Holdings Inc.	3,669	51
	Matthews International Corp. Class A	1,872	50
*	Asbury Automotive Group Inc.	438	49
*	American Public Education Inc.	1,588	49
*	Dorman Products Inc.	530	49
*	elf Beauty Inc.	2,248	49
	Group 1 Automotive Inc.	388	46
*	1-800-Flowers.com Inc. Class A	1,963	46
	Standard Motor Products Inc.	993	46
*	MarineMax Inc.	1,399	46
	Yum China Holdings Inc.	801	45
*	Under Armour Inc. Class A	2,648	44
*	Tenneco Inc. Class A	4,089	44
	Advance Auto Parts Inc.	294	43
	Fortune Brands Home & Security Inc.	504	42
*	Sonos Inc.	1,856	41
*	XPEL Inc.	1,088	41
	Steven Madden Ltd.	1,307	41
	Lithia Motors Inc. Class A	141	41
	Sonic Automotive Inc. Class A	1,009	41
	Wolverine World Wide Inc.	1,391	40
*	Copart Inc.	338	39
*	Glu Mobile Inc.	3,764	38
	Haverty Furniture Cos. Inc.	1,379	38
	Acushnet Holdings Corp.	991	37
*	YETI Holdings Inc.	580	37
	Columbia Sportswear Co.	446	37
	John Wiley & Sons Inc. Class A	1,038	36
*	Rh	79	36
*	SiteOne Landscape Supply Inc.	256	35
	Steelcase Inc. Class A	2,858	35
*	Zynga Inc. Class A	4,186	35
*	Crocs Inc.	586	35
	Cooper Tire & Rubber Co.	857	34
*	American Axle & Manufacturing Holdings Inc.	4,229	34
*	Dollar Tree Inc.	305	33
	PVH Corp.	417	33
	PriceSmart Inc.	394	32
	Caleres Inc.	2,712	32
	Dick’s Sporting Goods Inc.	542	31
	Shoe Carnival Inc.	828	30
	Inter Parfums Inc.	547	30
*	Cavco Industries Inc.	164	30
	Herman Miller Inc.	824	29
	Copa Holdings SA Class A	361	29
*	Amazon.com Inc.	9	29
*	Vera Bradley Inc.	3,280	28
*	Stoneridge Inc.	988	27

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	Container Store Group Inc.	2,836	26
	Camping World Holdings Inc. Class A	853	26
	Ralph Lauren Corp. Class A	304	26
	Qurate Retail Group Inc. QVC Group Class A	2,481	26
	World Wrestling Entertainment Inc. Class A	580	25
*	Visteon Corp.	181	22
	Interface Inc. Class A	2,530	21
*	Fossil Group Inc.	1,881	20
*	Perdoceo Education Corp.	1,728	20
	Activision Blizzard Inc.	223	18
	National Presto Industries Inc.	174	15
	Rush Enterprises Inc. Class A	385	15
	Coty Inc. Class A	2,020	15
	PulteGroup Inc.	319	14
	Oxford Industries Inc.	249	14
	Autoliv Inc.	141	13
*	AMC Networks Inc. Class A	379	12
	Knoll Inc.	861	12
	Nielsen Holdings plc	645	10
*	Accel Entertainment Inc. Class A	962	10
			11,646
Consumer Staples (6.2%)
	Procter & Gamble Co.	2,826	392
	Sysco Corp.	4,720	336
*	Monster Beverage Corp.	3,130	265
	Altria Group Inc.	6,506	259
	Kroger Co.	3,999	132
*	Boston Beer Co. Inc. Class A	106	99
	Medifast Inc.	470	96
	McKesson Corp.	522	94
*	National Beverage Corp.	911	89
	Clorox Co.	391	79
	Weis Markets Inc.	1,660	79
	Colgate-Palmolive Co.	887	76
	Casey’s General Stores Inc.	418	76
	AmerisourceBergen Corp. Class A	714	74
	PetMed Express Inc.	2,362	73
	Flowers Foods Inc.	3,038	67
*	Helen of Troy Ltd.	320	65
	Lancaster Colony Corp.	364	62
	WD-40 Co.	224	57
	SpartanNash Co.	2,808	53
	John B Sanfilippo & Son Inc.	655	49
*	Rite Aid Corp.	3,666	48
	Kellogg Co.	745	48
*	Edgewell Personal Care Co.	1,368	48
	Ingles Markets Inc. Class A	1,246	47
	Coca-Cola Consolidated Inc.	177	46
*	Sprouts Farmers Market Inc.	2,151	46
	Nu Skin Enterprises Inc. Class A	880	45
	Church & Dwight Co. Inc.	508	45
*	USANA Health Sciences Inc.	589	44
	Core-Mark Holding Co. Inc.	1,412	44
	Campbell Soup Co.	825	41
	J&J Snack Foods Corp.	269	39
	Hormel Foods Corp.	793	37
	PepsiCo Inc.	251	36
	Tootsie Roll Industries Inc.	1,007	31
	Hershey Co.	180	27
*	Hain Celestial Group Inc.	686	26
*	United Natural Foods Inc.	1,483	26
	MGP Ingredients Inc.	545	24
	Coca-Cola European Partners plc	381	17
	Brown-Forman Corp. Class B	198	16
	Energizer Holdings Inc.	354	15
	ACCO Brands Corp.	1,747	13
			3,381
Energy (1.3%)
*	SolarEdge Technologies Inc.	310	86
*	Enphase Energy Inc.	515	70
	Baker Hughes Co. Class A	3,442	64
*	Renewable Energy Group Inc.	947	55
*	ProPetro Holding Corp.	9,157	53
	World Fuel Services Corp.	1,600	45
	Liberty Oilfield Services Inc. Class A	4,555	42
	Cactus Inc.	1,617	38
	DMC Global Inc	884	36
	Solaris Oilfield Infrastructure Inc. Class A	5,091	34
	Cabot Oil & Gas Corp.	1,808	32
	Warrior Met Coal Inc.	1,713	30
*	NOW Inc.	5,240	29
*	RPC Inc.	8,256	26
*	MRC Global Inc.	4,104	24
	Kosmos Energy Ltd.	11,755	21
*	Frank’s International NV	9,191	21
	SunCoke Energy Inc.	3,064	14
			720
	Financials (17.3%)
	Aon plc Class A	2,153	441
	S&P Global Inc.	1,186	417
	Moody’s Corp.	1,221	345
	Allstate Corp.	3,342	342

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Bank of New York Mellon Corp.	7,695	301
	T. Rowe Price Group Inc.	2,084	299
	First Citizens BancShares Inc. Class A	278	147
	Brightsphere Investment Group Inc.	7,427	131
	Ameriprise Financial Inc.	639	118
	SLM Corp.	10,980	117
	Popular Inc.	2,301	112
	Western Alliance Bancorp	2,114	108
	Equitable Holdings Inc.	4,250	108
	Assured Guaranty Ltd.	3,493	105
	Associated Banc-Corp	6,579	101
	First Merchants Corp.	2,967	99
	LPL Financial Holdings Inc.	1,083	98
	Northern Trust Corp.	1,009	94
*	SVB Financial Group	272	94
	Washington Trust Bancorp Inc.	2,366	93
	FactSet Research Systems Inc.	277	92
	State Street Corp.	1,297	91
*	World Acceptance Corp.	776	88
	Fulton Financial Corp.	6,924	85
*	LendingClub Corp.	10,554	84
	TriCo Bancshares	2,509	82
*	Triumph Bancorp Inc.	1,790	81
	Discover Financial Services	1,066	81
	WSFS Financial Corp.	2,095	80
	Primerica Inc.	591	77
	Cboe Global Markets Inc.	832	76
	JPMorgan Chase & Co.	635	75
	Park National Corp.	737	75
	PJT Partners Inc.	1,067	74
	First Busey Corp.	3,677	74
	Santander Consumer USA Holdings Inc.	3,286	73
	National Bank Holdings Corp. Class A	2,247	72
	Waddell & Reed Financial Inc. Class A	4,372	72
	HomeStreet Inc.	2,209	71
	East West Bancorp Inc.	1,643	70
	Diamond Hill Investment Group Inc.	513	70
	First Commonwealth Financial Corp.	7,179	69
	First Financial Bancorp	4,260	68
	Hilltop Holdings Inc.	2,757	66
	Sterling Bancorp	4,127	66
	Veritex Holdings Inc.	3,039	66
	HCI Group Inc.	1,257	66
	CNO Financial Group Inc.	3,041	65
	Federated Hermes Inc. Class B	2,404	65
	OneMain Holdings Inc	1,645	64
	Erie Indemnity Co. Class A	277	63
	Ally Financial Inc.	2,098	62
	Old National Bancorp	3,875	61
	Southside Bancshares Inc.	2,086	61
	Heritage Financial Corp.	2,633	61
	TrustCo Bank Corp. NY	10,048	61
	Nelnet Inc. Class A	892	61
	FirstCash Inc.	935	60
	Meta Financial Group Inc.	1,813	60
	CVB Financial Corp.	3,113	59
	MGIC Investment Corp.	4,835	58
	Lazard Ltd. Class A	1,549	58
	First Hawaiian Inc.	2,634	58
	Hope Bancorp Inc.	5,972	57
	Synovus Financial Corp.	1,746	55
	Affiliated Managers Group Inc.	630	55
	Fifth Third Bancorp	2,149	54
	Investors Bancorp Inc.	5,622	54
	City Holding Co.	827	54
*	Axos Financial Inc.	1,605	54
	Commerce Bancshares Inc.	809	53
	First Interstate BancSystem Inc. Class A	1,376	52
	Comerica Inc.	1,058	52
	First Foundation Inc.	2,923	52
	Walker & Dunlop Inc.	645	52
	PennyMac Financial Services Inc.	893	51
	Bank of NT Butterfield & Son Ltd.	1,596	51
	First Bancorp	1,594	50
	Cathay General Bancorp	1,762	50
	Boston Private Financial Holdings Inc.	6,905	49
	Eagle Bancorp Inc.	1,342	49
	Safety Insurance Group Inc.	686	49
	SEI Investments Co.	924	49
	OFG Bancorp	2,886	48
	UMB Financial Corp.	675	46
	Navient Corp.	4,855	46
	Ameris Bancorp	1,332	45
	Mercury General Corp.	998	44
	Artisan Partners Asset Management Inc. Class A	984	44
	Flagstar Bancorp Inc.	1,255	44
	Radian Group Inc.	2,307	44
	Independent Bank Corp.	642	43
*	Brighthouse Financial Inc.	1,224	43
	Greenhill & Co. Inc.	3,279	43
	MarketAxess Holdings Inc.	79	43

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	Credit Acceptance Corp.	139	42
	BankUnited Inc.	1,428	41
	Federal Agricultural Mortgage Corp. Class C	584	40
	Interactive Brokers Group Inc.	746	39
	Cadence BanCorp Class A	2,785	39
	Great Western Bancorp Inc.	2,305	38
	Raymond James Financial Inc.	410	37
	B Riley Financial Inc.	1,015	37
	Curo Group Holdings Corp.	4,188	36
	M&T Bank Corp.	305	36
	Meridian Bancorp Inc.	2,592	35
	Atlantic Union Bankshares Corp.	1,174	35
	Cohen & Steers Inc.	492	35
	Washington Federal Inc.	1,445	34
	Zions Bancorp NA	853	33
	AMERISAFE Inc.	557	31
	Renasant Corp.	979	30
	Central Pacific Financial Corp.	1,767	29
	Spectrum Brands Holdings Inc	433	29
	Tompkins Financial Corp.	453	29
	BancFirst Corp.	525	28
	Columbia Banking System Inc.	885	28
	Lakeland Financial Corp.	549	28
*	Encore Capital Group Inc.	699	24
*	Enova International Inc.	1,127	24
	Morningstar Inc.	114	23
	Employers Holdings Inc.	699	21
*	Customers Bancorp Inc.	1,262	21
	Independent Bank Group Inc.	368	21
	Home BancShares Inc.	1,090	20
*	Focus Financial Partners Inc. Class A	486	19
	Hanmi Financial Corp.	1,915	19
	Hanover Insurance Group Inc.	162	18
	KeyCorp	1,147	18
	Virtu Financial Inc. Class A	670	15
	International Bancshares Corp.	466	15
	1st Source Corp.	390	15
	Evercore Inc. Class A	157	14
	WisdomTree Investments Inc.	3,300	14
	Regions Financial Corp.	854	13
	Citizens Financial Group Inc.	380	12
	Huntington Bancshares Inc.	985	12
	Bryn Mawr Bank Corp.	369	11
	Trustmark Corp.	428	11
	Enterprise Financial Services Corp.	299	10
	Stock Yards Bancorp Inc.	254	10
	Westamerica BanCorp	180	10
			9,445

Health Care (11.1%)
*	Biogen Inc.	1,873	450
	Humana Inc.	1,093	438
*	Edwards Lifesciences Corp.	4,873	409
	Johnson & Johnson	2,693	390
*	Vertex Pharmaceuticals Inc.	1,354	308
*	Intuitive Surgical Inc.	361	262
	Eli Lilly and Co.	1,126	164
	Merck & Co. Inc.	2,010	162
	Abbott Laboratories	1,360	147
*	Align Technology Inc.	286	138
*	Masimo Corp.	425	108
	Owens & Minor Inc.	3,842	99
	Cardinal Health Inc.	1,807	99
*	Haemonetics Corp.	784	88
*	Molina Healthcare Inc.	430	88
*	Jazz Pharmaceuticals plc	611	86
*	Quidel Corp.	437	85
*	Henry Schein Inc.	1,323	85
*	Corcept Therapeutics Inc.	3,647	83
*	Alexion Pharmaceuticals Inc.	665	81
	Cerner Corp.	1,033	77
	Chemed Corp.	154	74
*	Globus Medical Inc.	1,220	73
*	Amedisys Inc.	290	71
*	Seagen Inc.	416	71
*	Veeva Systems Inc. Class A	251	70
*	Catalyst Pharmaceuticals Inc.	18,465	68
*	Providence Service Corp.	496	67
*	Tivity Health Inc.	3,445	63
*	ABIOMED Inc.	231	63
*	Exelixis Inc.	3,288	63
*	Omnicell Inc.	576	60
*	LHC Group Inc.	303	59
	Patterson Cos. Inc.	2,022	56
	Bruker Corp.	1,097	56
*	Emergent BioSolutions Inc.	633	52
*	Incyte Corp.	612	52
	West Pharmaceutical Services Inc.	172	47
*	STAAR Surgical Co.	660	47

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
*	Vanda Pharmaceuticals Inc.	3,669	45
*	Myriad Genetics Inc.	2,508	44
	Premier Inc. Class A	1,238	44
	ResMed Inc.	209	44
*	Medpace Holdings Inc.	341	44
*	Fulgent Genetics Inc.	968	43
*	DaVita Inc.	395	43
	Dentsply Sirona Inc.	843	43
*	CorVel Corp.	455	41
*	Hologic Inc.	584	40
*	Neogen Corp.	524	39
*	Zynex Inc.	2,590	36
	Hill-Rom Holdings Inc.	380	36
*	Akebia Therapeutics Inc.	10,837	36
*	BioDelivery Sciences International Inc.	9,156	35
*	Meridian Bioscience Inc.	1,761	33
*	MEI Pharma Inc.	11,028	32
*	Cutera Inc.	1,242	31
	Atrion Corp.	47	28
*	BioTelemetry Inc.	503	28
*	Natus Medical Inc.	1,315	28
*	AngioDynamics Inc.	1,867	27
*	NextGen Healthcare Inc.	1,472	26
	Healthcare Services Group Inc.	1,057	25
*	Repro-Med Systems Inc.	4,968	22
*	Antares Pharma Inc.	6,606	21
*	Retractable Technologies Inc.	1,676	19
*	United Therapeutics Corp.	143	19
*	Blueprint Medicines Corp.	163	18
*	Xencor Inc.	400	17
	Luminex Corp.	684	16
*	OraSure Technologies Inc.	1,332	16
*	Cardiovascular Systems Inc.	442	15
*	Orthofix Medical Inc.	389	14
*	ACADIA Pharmaceuticals Inc.	250	14
*	Eagle Pharmaceuticals Inc.	250	11
	Phibro Animal Health Corp. Class A	569	11
			6,043

Industrials (19.5%)
	Lockheed Martin Corp.	1,082	395
	Illinois Tool Works Inc.	1,836	388
	Accenture plc Class A	1,447	360
	Automatic Data Processing Inc.	1,933	336
	Sherwin-Williams Co.	363	271
	Paychex Inc.	2,507	234
	Visa Inc. Class A	758	159
	Emerson Electric Co.	2,067	159
	Graco Inc.	1,794	122
	AGCO Corp.	1,267	117
	Brunswick Corp.	1,562	117
	Robert Half International Inc.	1,691	109
*	TriNet Group Inc.	1,447	109
	Rockwell Automation Inc.	419	107
	WW Grainger Inc.	246	103
	CSW Industrials Inc.	936	100
*	Zebra Technologies Corp.	263	100
	EMCOR Group Inc.	1,149	99
	MSA Safety Inc.	654	98
	Trane Technologies plc	660	97
*	Mettler-Toledo International Inc.	83	95
	A O Smith Corp.	1,658	93
	Landstar System Inc.	710	93
	Cintas Corp.	256	91
	Snap-on Inc.	508	89
*	Keysight Technologies Inc.	741	89
	Lincoln Electric Holdings Inc.	768	88
	Cummins Inc.	377	87
*	Trex Co. Inc.	1,162	87
	Simpson Manufacturing Co. Inc.	946	87
	Quanex Building Products Corp.	4,123	85
	Donaldson Co. Inc.	1,595	85
	ManpowerGroup Inc.	959	83
*	Donnelley Financial Solutions Inc.	5,082	83
	Nordson Corp.	404	82
	Insperity Inc.	932	80
	PPG Industries Inc.	537	79
	Exponent Inc.	929	77
*	Generac Holdings Inc.	357	77
	Myers Industries Inc.	4,510	77
	Kforce Inc.	1,865	77
	Allegion plc	669	76
	Xylem Inc.	793	76
	Watsco Inc.	328	75
*	Proto Labs Inc.	524	72
	Watts Water Technologies Inc. Class A	604	71
	American Express Co.	592	70
	Toro Co.	771	70
*	FARO Technologies Inc.	1,053	70
	Ennis Inc.	4,241	69
*	Franklin Covey Co.	3,117	68
	JB Hunt Transport Services Inc.	498	67
	AAON Inc.	1,018	66
	Kelly Services Inc. Class A	3,185	65
	Quanta Services Inc.	953	65

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	CH Robinson Worldwide Inc.	679	64
	Franklin Electric Co. Inc.	938	63
	H&E Equipment Services Inc.	2,341	63
*	Alpha Pro Tech Ltd.	4,971	63
	Hubbell Inc. Class B	387	63
*	MYR Group Inc.	1,211	62
	Astec Industries Inc.	1,042	60
	Badger Meter Inc.	724	60
	Expeditors International of Washington Inc.	667	60
*	GMS Inc.	1,869	58
*	Vicor Corp.	697	57
*	Conduent Inc.	13,530	57
*	Hub Group Inc. Class A	1,021	56
*	TrueBlue Inc.	2,889	55
	Synchrony Financial	1,790	55
	UniFirst Corp.	295	55
*	Lydall Inc.	1,979	54
	Powell Industries Inc.	2,073	54
*	TopBuild Corp.	307	53
	Primoris Services Corp.	2,187	53
	Old Dominion Freight Line Inc.	260	53
	Jack Henry & Associates Inc.	322	52
*	ShotSpotter Inc.	1,555	52
*	FTI Consulting Inc.	489	51
	Valmont Industries Inc.	312	51
	Kadant Inc.	396	51
	Wabash National Corp.	2,860	51
	MAXIMUS Inc.	703	50
*	DXP Enterprises Inc.	2,321	49
	Brady Corp. Class A	1,081	48
*	Napco Security Technologies Inc.	1,483	45
*	Sykes Enterprises Inc.	1,198	45
	Hyster-Yale Materials Handling Inc.	802	44
*	Builders FirstSource Inc.	1,157	43
	Flowserve Corp.	1,267	43
	Barrett Business Services Inc.	646	43
	AZZ Inc.	963	43
	Terex Corp.	1,382	43
	McGrath RentCorp	673	43
*	Dycom Industries Inc.	665	42
	Schneider National Inc. Class B	1,997	42
	Ryder System Inc.	700	41
	Dover Corp.	336	41
*	Gibraltar Industries Inc.	624	41
	MSC Industrial Direct Co. Inc. Class A	490	41
	ITT Inc.	560	41
	DHT Holdings Inc.	7,934	41
	Applied Industrial Technologies Inc.	513	40
	Huntington Ingalls Industries Inc.	251	40
	Howmet Aerospace Inc.	1,669	39
	Werner Enterprises Inc.	979	39
*	Echo Global Logistics Inc.	1,375	39
	AptarGroup Inc.	307	39
*	Waters Corp.	167	39
	Acuity Brands Inc.	326	39
	Packaging Corp. of America	289	38
	Tennant Co.	543	36
	FLIR Systems Inc.	950	36
	Comfort Systems USA Inc.	705	36
*	OSI Systems Inc.	403	36
	Apogee Enterprises Inc.	1,344	35
	Shyft Group Inc.	1,356	35
	Heidrick & Struggles International Inc.	1,340	35
*	Modine Manufacturing Co.	3,172	35
*	Construction Partners Inc. Class A	1,297	34
	ABM Industries Inc.	865	33
*	ASGN Inc.	423	33
	IDEX Corp.	171	33
	Mastercard Inc. Class A	97	33
	Stanley Black & Decker Inc.	177	33
*	Axalta Coating Systems Ltd.	1,135	32
	Helios Technologies Inc.	656	32
*	Aerojet Rocketdyne Holdings Inc.	861	32
	Marten Transport Ltd.	1,767	31
	Columbus McKinnon Corp.	807	31
	Regal Beloit Corp.	253	30
	Littelfuse Inc.	122	29
*	United Rentals Inc.	126	29
	Deluxe Corp.	1,105	28
	Forward Air Corp.	383	28
	Enerpac Tool Group Corp. Class A	1,230	28
	Louisiana-Pacific Corp.	803	27
	CoreLogic Inc.	354	27
	Argan Inc.	593	27
*	Masonite International Corp.	266	27
*	Teledyne Technologies Inc.	70	26
	Cass Information Systems Inc.	622	26
	EVERTEC Inc.	709	26
*	Team Inc.	2,990	26
*	Coherent Inc.	209	25

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Kronos Worldwide Inc.	1,770	24
	Owens Corning	332	24
*	JELD-WEN Holding Inc.	945	23
	O-I Glass Inc.	1,999	23
*	Huron Consulting Group Inc.	511	23
	Albany International Corp. Class A	327	22
*	Cimpress plc	241	22
	Raven Industries Inc.	830	21
	Chase Corp.	187	20
*	Cornerstone Building Brands Inc.	2,244	20
	Crane Co.	282	20
	Resources Connection Inc.	1,560	19
*	Great Lakes Dredge & Dock Corp.	1,656	19
*	SPX FLOW Inc.	344	18
	John Bean Technologies Corp.	166	18
*	Installed Building Products Inc.	183	18
	Belden Inc.	461	18
	HEICO Corp.	132	16
	Heartland Express Inc.	816	15
	Federal Signal Corp.	485	15
	Oshkosh Corp.	172	14
*	Astronics Corp.	1,212	14
	Standex International Corp.	164	12
*	ExlService Holdings Inc.	146	12
*	StoneCo Ltd. Class A	164	12
*	SPX Corp.	220	11
	Barnes Group Inc.	242	11
	Encore Wire Corp.	200	10
*	Manitowoc Co. Inc.	922	10
			10,645

Real Estate (1.3%)
	Simon Property Group Inc.	2,628	217
	Iron Mountain Inc.	3,384	93
	Newmark Group Inc. Class A	9,090	64
	Lamar Advertising Co. Class A	756	60
	Empire State Realty Trust Inc.	5,947	54
	Alexander’s Inc.	178	49
	Paramount Group Inc.	4,483	41
	GEO Group Inc.	4,237	40
*	CBRE Group Inc. Class A	357	22
	Urban Edge Properties	1,575	20
	City Office REIT Inc.	2,156	19
	RMR Group Inc. Class A	419	15
	Saul Centers Inc.	376	12
			706

Technology (17.5%)
*	Zoom Video
	Communications Inc. Class A	1,292	618
	Texas Instruments Inc.	3,163	510
*	Advanced Micro Devices Inc.	5,309	492
	Apple Inc.	4,091	487
	Intuit Inc.	1,327	467
*	Adobe Inc.	939	449
	Intel Corp.	6,425	311
	KLA Corp.	1,051	265
	TE Connectivity Ltd.	1,451	165
	Lam Research Corp.	363	164
	Cognizant Technology Solutions Corp. Class A	2,055	161
	QUALCOMM Inc.	1,081	159
	Applied Materials Inc.	1,897	156
	NVIDIA Corp.	279	150
*	Facebook Inc. Class A	532	147
*	Yandex NV Class A	1,898	131
	Teradyne Inc.	1,169	129
*	Paycom Software Inc.	292	122
*	Manhattan Associates Inc.	1,117	114
	Microsoft Corp.	511	109
*	Agilysys Inc.	2,910	109
*	Fortinet Inc.	790	97
	Shutterstock Inc.	1,366	94
	Monolithic Power Systems Inc.	290	93
*	Cadence Design Systems Inc.	696	81
*	Check Point Software Technologies Ltd.	685	81
*	Gartner Inc.	530	81
	Universal Display Corp.	334	77
*	MicroStrategy Inc. Class A	216	74
*	A10 Networks Inc.	9,185	73
	Citrix Systems Inc.	581	72
*	Veritone Inc.	2,618	70
*	Lattice Semiconductor Corp.	1,629	68
*	Aspen Technology Inc.	496	67
*	Qualys Inc.	700	67
	Skyworks Solutions Inc.	445	63
*	IPG Photonics Corp.	303	63
	Hackett Group Inc.	4,415	62
*	Upwork Inc.	1,873	61
*	Crowdstrike Holdings Inc. Class A	394	60
*	TechTarget Inc.	1,141	60
*	SPS Commerce Inc.	576	59
	NetApp Inc.	1,110	59
*	EPAM Systems Inc.	183	59
*	TrueCar Inc.	14,301	58

U.S. Quality Factor ETF

			Market
			Value•
		Shares	($000)
	Simulations Plus Inc.	1,022	57
	Pitney Bowes Inc.	10,022	57
*	F5 Networks Inc.	344	56
*	Teradata Corp.	2,515	55
	SYNNEX Corp.	341	55
*	Avaya Holdings Corp.	2,876	54
	Xerox Holdings Corp.	2,374	52
	NIC Inc.	2,183	51
*	Calix Inc.	2,153	51
*	Anaplan Inc.	717	50
*	ChannelAdvisor Corp.	3,297	49
	CDW Corp.	367	48
*	Arrow Electronics Inc.	516	47
*	Cirrus Logic Inc.	587	47
*	Yelp Inc. Class A	1,440	46
	PC Connection Inc.	1,005	46
*	Mitek Systems Inc.	3,891	46
*	Arista Networks Inc.	166	45
*	eGain Corp.	3,957	45
*	Groupon Inc. Class A	1,436	43
	Blackbaud Inc.	786	43
	American Software Inc. Class A	2,557	42
	Power Integrations Inc.	586	42
*	Photronics Inc.	3,503	41
	Avnet Inc.	1,298	39
*	Sanmina Corp.	1,235	39
	National Instruments Corp.	1,034	39
*	OneSpan Inc.	1,928	38
*	ScanSource Inc.	1,498	38
*	Alarm.com Holdings Inc.	494	38
*	Diodes Inc.	542	37
*	Rogers Corp.	242	36
*	Match Group Inc.	255	35
*	Appfolio Inc.	216	35
	Jabil Inc.	917	35
*	ePlus Inc.	415	35
*	Synopsys Inc.	141	32
*	Semtech Corp.	462	31
*	Pure Storage Inc. Class A	1,680	31
*	FormFactor Inc.	739	30
*	Synaptics Inc.	378	29
*	Digimarc Corp.	693	29
*	Intelligent Systems Corp.	739	29
	Brooks Automation Inc.	393	29
*	Zix Corp.	3,950	28
*	Pinterest Inc. Class A	400	28
*	EverQuote Inc. Class A	734	28
*	NeoPhotonics Corp.	3,379	27
	Progress Software Corp.	669	27
	QAD Inc. Class A	460	26
*	SMART Global Holdings Inc.	829	25
*	CommVault Systems Inc.	509	24
*	Altair Engineering Inc. Class A	437	24
	Computer Programs and Systems Inc.	818	23
*	Cargurus Inc.	909	23
*	Blucora Inc.	1,680	22
*	Nutanix Inc.	752	21
*	Super Micro Computer Inc.	693	20
*	Amkor Technology Inc.	1,318	19
	Vishay Intertechnology Inc.	982	19
*	Axcelis Technologies Inc.	700	19
	Amdocs Ltd.	285	19
*	Perficient Inc.	382	17
	NortonLifeLock Inc.	951	17
*	Smith Micro Software Inc.	3,144	17
*	VMware Inc. Class A	119	17
	Methode Electronics Inc.	411	14
*	Plexus Corp.	192	14
	Seagate Technology plc	214	13
*	Covetrus Inc.	454	12
*	Verint Systems Inc.	211	12
*	GoDaddy Inc. Class A	145	12
*	Synchronoss Technologies Inc.	3,865	11
	CSG Systems International Inc.	250	11
			9,555
Telecommunications (1.5%)
	Cisco Systems Inc.	8,892	383
	Ubiquiti Inc.	352	87
*	Ciena Corp.	1,400	63
*	Lumentum Holdings Inc.	615	53
*	NETGEAR Inc.	1,408	45
*	Viavi Solutions Inc.	2,755	37
*	CommScope HoldingCo. Inc.	2,453	29
*	Extreme Networks Inc.	4,946	28
*	Vonage Holdings Corp.	1,912	25
*	Boingo Wireless Inc.	1,645	23
	ADTRAN Inc.	1,828	23
*	Consolidated Communications Holdings Inc.	2,746	15
			811

Utilities (0.2%)
*	Clean Harbors Inc.	708	51
*	Evoqua Water Technologies Corp.	852	22
			73
Total Common Stocks
(Cost $41,849)			54,281

U.S. Quality Factor ETF

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1] Vanguard Market Liquidity Fund, 0.109% (Cost $169)	1,689	169
Total Investments (99.9%)
(Cost $42,018)		54,450
Other Asset and Liabilities— Net (0.1%)		54
Net Assets (100%)		54,504

Cost is in $000.

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Micro E-Mini S&P 500 Index	December 2020	11	199	6

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $41,849)	54,281
Affiliated Issuers (Cost $169)	169
Total Investments in Securities	54,450
Investment in Vanguard	2
Cash Collateral Pledged—Futures Contracts	14
Receivables for Accrued Income	75
Total Assets	54,541
Liabilities
Payables for Investment Securities Purchased	33
Payables to Vanguard	3
Variation Margin Payable—Futures Contracts	1
Total Liabilities	37
Net Assets	54,504

At November 30, 2020, net assets consisted of:

Paid-in Capital	43,491
Total Distributable Earnings (Loss)	11,013
Net Assets	54,504

Net Assets
Applicable to 575,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	54,504
Net Asset Value Per Share	$94.79

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends	642
Interest[1]	1
Securities Lending—Net	—
Total Income	643
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	24
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	17
Shareholders’ Reports	2
Trustees’ Fees and Expenses	—
Total Expenses	48
Net Investment Income	595
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,393)
Futures Contracts	18
Realized Net Gain (Loss)	(1,375)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	10,693
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	10,696
Net Increase (Decrease) in Net Assets Resulting from Operations	9,916

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	595	323
Realized Net Gain (Loss)	(1,375)	(210)
Change in Unrealized Appreciation (Depreciation)	10,696	1,968
Net Increase (Decrease) in Net Assets Resulting from Operations	9,916	2,081
Distributions[1]
Total Distributions	(495)	(294)
Capital Share Transactions
Issued	26,166	5,436
Issued in Lieu of Cash Distributions	—	—
Redeemed	(2,136)	(3,851)
Net Increase (Decrease) from Capital Share Transactions	24,030	1,585
Total Increase (Decrease)	33,451	3,372
Net Assets
Beginning of Period	21,053	17,681
End of Period	54,504	21,053

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Financial Highlights

			Feb. 13,
	Year Ended		2018[1] to
	Nov. 30,		Nov. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$84.21	$78.58	$75.00
Investment Operations
Net Investment Income[2]	1.291	1.199	.899
Net Realized and Unrealized Gain (Loss) on Investments	10.428	5.559	3.266
Total from Investment Operations	11.719	6.758	4.165
Distributions
Dividends from Net Investment Income	(1.139)	(1.128)	(.585)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.139)	(1.128)	(.585)
Net Asset Value, End of Period	$94.79	$84.21	$78.58

Total Return	14.29%	8.75%	5.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55	$21	$18
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%[3,4]
Ratio of Net Investment Income to Average Net Assets	1.59%	1.52%	1.40%[3]
Portfolio Turnover Rate	58%	80%	25%

1	Inception.

2	Calculated based on average shares outstanding.

3	Annualized.

4	The ratio of total expenses to average net assets before an expense reduction of 0.04% was 0.17%. The fund incurred higher than anticipated expenses, in which Vanguard voluntarily agreed to assume payment of certain expenses. The fund is not obligated to repay this amount to Vanguard.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Quality Factor ETF

Notes to Financial Statements

Vanguard U.S. Quality Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Quality Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5.  Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6.  Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

U.S. Quality Factor ETF

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At November 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

U.S. Quality Factor ETF

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	175
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(1,597)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	12,435

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	495	294
Long-Term Capital Gains	—	—
Total	495	294

* Includes short-term capital gains, if any.

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	42,018
Gross Unrealized Appreciation	13,111
Gross Unrealized Depreciation	(676)
Net Unrealized Appreciation (Depreciation)	12,435

U.S. Quality Factor ETF

E. During the year ended November 30, 2020, the fund purchased $45,610,000 of investment securities and sold $21,539,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	350	75
Issued in Lieu of Cash Distributions	—	—
Redeemed	(25)	(50)
Net Increase (Decrease) in Shares Outstanding	325	25

At November 30, 2020, one shareholder was the record or beneficial owner of 26% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

U.S. Value Factor ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 13, 2018, Through November 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
		Since	Final Value
	One	Inception	of a $10,000
	Year	(2/13/2018)	Investment
U.S. Value Factor ETF Net Asset Value	0.70%	1.58%	$10,448
U.S. Value Factor ETF Market Price	0.69	1.60	10,453
Russell 3000 Index	19.02	14.05	14,440

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

Cumulative Returns of ETF Shares: February 13, 2018, Through November 30, 2020

		Since
	One	Inception
	Year	(2/13/2018)
U.S. Value Factor ETF Market Price	0.69%	4.53%
U.S. Value Factor ETF Net Asset Value	0.70	4.48
Russell 3000 Index	19.02	44.40

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

See Financial Highlights for dividend and capital gains information.

U.S. Value Factor ETF

Fund Allocation

As of November 30, 2020

Basic Materials	4.5%
Consumer Discretionary	15.0
Consumer Staples	5.7
Energy	7.0
Financials	26.5
Health Care	8.3
Industrials	14.3
Real Estate	1.1
Technology	7.3
Telecommunications	3.3
Utilities	7.0

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark ("ICB"), except for the "Other" category (if applicable), which includes secur-ities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark ("ICB") is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

U.S. Value Factor ETF

Financial Statements

Schedule of Investments

As of November 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)
Basic Materials (4.5%)
	International Paper Co.	10,599	524
	Newmont Corp.	7,014	413
	DuPont de Nemours Inc.	6,031	383
	LyondellBasell Industries NV Class A	2,985	254
	Eastman Chemical Co.	2,591	252
	Reliance Steel & Aluminum Co.	2,052	242
	Steel Dynamics Inc.	5,990	217
	Huntsman Corp.	8,282	205
	Timken Co.	2,781	204
	Freeport-McMoRan Inc.	8,701	203
	GrafTech International Ltd.	22,861	181
	Westlake Chemical Corp.	2,296	172
	Verso Corp.	15,796	171
	Mosaic Co.	7,497	165
	Schnitzer Steel Industries Inc.	6,043	155
	Commercial Metals Co.	6,598	131
*	Univar Solutions Inc.	7,040	126
	Nucor Corp.	2,329	125
	Minerals Technologies Inc.	2,049	124
	Trinseo SA	3,247	123
*	Clearwater Paper Corp.	3,512	123
	Element Solutions Inc.	8,595	119
*	AdvanSix Inc.	6,541	116
	Chemours Co.	4,507	110
*	Koppers Holdings Inc.	3,833	104
*	Kraton Corp.	3,794	102
	Orion Engineered Carbons SA	6,542	102
	Valvoline Inc.	3,828	87
	Worthington Industries Inc.	1,458	75
	Celanese Corp. Class A	558	72
	Cabot Corp.	1,660	69
*	Ingevity Corp.	999	66
	Domtar Corp.	1,993	60
	Schweitzer-Mauduit International Inc.	1,613	56
	Boise Cascade Co.	1,193	52
	Kaiser Aluminum Corp.	612	48
	Haynes International Inc.	2,089	44
	Ashland Global Holdings Inc.	581	44
	Albemarle Corp.	309	42
	CF Industries Holdings Inc.	983	37
	Avient Corp.	915	33
	Gold Resource Corp.	9,306	28
	Olin Corp.	1,239	27
	Carpenter Technology Corp.	1,049	26
			6,012
Consumer Discretionary (14.9%)
	General Motors Co.	24,927	1,093
	Ford Motor Co.	68,113	618
	ViacomCBS Inc. Class B	12,619	445
	eBay Inc.	8,152	411
*	AutoNation Inc.	6,435	394
	PulteGroup Inc.	8,935	390
*	Capri Holdings Ltd.	10,615	376
	Lennar Corp. Class A	4,786	363
	Target Corp.	1,965	353
	Penske Automotive Group Inc.	5,290	291
	Strategic Education Inc.	2,949	277
	Nexstar Media Group Inc. Class A	2,596	273
	Toll Brothers Inc.	5,601	265
	Newell Brands Inc.	12,233	260
	Aaron’s Holdings Co. Inc.	4,071	256
*	Discovery Inc. Class A	9,355	252
	Harley-Davidson Inc.	6,166	248
*	Adtalem Global Education Inc.	8,615	247
	Foot Locker Inc.	5,841	218
*	Mohawk Industries Inc.	1,713	216
	Wyndham Destinations Inc.	5,011	211
	Group 1 Automotive Inc.	1,753	208
	Fox Corp. Class B	7,112	202
	BorgWarner Inc.	5,186	201

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
*	Sleep Number Corp.	2,893	201
*	TRI Pointe Group Inc.	11,434	200
	Dana Inc.	11,849	200
	Lithia Motors Inc. Class A	646	187
	TEGNA Inc.	12,806	185
*	Perdoceo Education Corp.	16,253	184
*	MarineMax Inc.	5,596	184
	Tapestry Inc.	6,280	178
*	Gray Television Inc.	10,069	178
	KB Home	5,039	177
*	Hibbett Sports Inc.	4,303	177
	KAR Auction Services Inc.	9,790	177
	Whirlpool Corp.	905	176
	ODP Corp.	6,086	174
	Meredith Corp.	8,368	170
*	Tupperware Brands Corp.	5,057	170
*	Mesa Air Group Inc.	26,192	167
	Walmart Inc.	1,066	163
	Graham Holdings Co. Class B	363	162
*	Meritage Homes Corp.	1,799	162
*	G-III Apparel Group Ltd.	7,948	162
	Amerco	385	159
	Hanesbrands Inc.	11,230	159
	Lear Corp.	1,103	158
	Rent-A-Center Inc.	4,656	157
	Entercom Communications Corp. Class A	64,298	156
*	MSG Networks Inc.	12,598	153
	Movado Group Inc.	9,019	153
	Qurate Retail Group Inc. QVC Group Class A	14,562	152
	Kohl’s Corp.	4,731	152
	Big Lots Inc.	2,946	152
*	Beazer Homes USA Inc.	10,181	151
*	Michaels Cos. Inc.	15,119	150
	Ethan Allen Interiors Inc.	7,931	145
*	Asbury Automotive Group Inc.	1,279	144
	Signet Jewelers Ltd.	4,749	144
	Cooper Tire & Rubber Co.	3,507	139
*	Conn’s Inc.	12,527	139
	Ralph Lauren Corp. Class A	1,594	137
	Haverty Furniture Cos. Inc.	4,980	136
*	Fossil Group Inc.	12,648	134
	Brinker International Inc.	2,582	129
*	WW International Inc.	4,289	127
	Shoe Carnival Inc.	3,422	125
*	Vera Bradley Inc.	14,254	121
*	AMC Networks Inc. Class A	3,659	121
*	Genesco Inc.	3,804	119
*	Zumiez Inc.	3,211	119
*	Discovery Communications Inc. Class C	4,852	117
	Herman Miller Inc.	3,270	117
*	LKQ Corp.	3,249	114
*	AutoZone Inc.	96	109
	Goodyear Tire & Rubber Co.	10,406	108
*	At Home Group Inc.	5,714	108
	SkyWest Inc.	2,489	107
	Autoliv Inc.	1,164	104
*	Century Communities Inc.	2,285	102
	Nielsen Holdings plc	6,025	97
*	Laureate Education Inc. Class A	6,830	97
	Matthews International Corp. Class A	3,617	97
*	Sally Beauty Holdings Inc.	8,273	95
*	M/I Homes Inc.	2,041	93
*	Urban Outfitters Inc.	3,307	91
*	Cars.com Inc.	7,919	88
*	American Axle & Manufacturing Holdings Inc.	10,784	86
	Knoll Inc.	6,162	84
	International Game Technology plc	6,644	84
	Buckle Inc.	3,089	83
	Tilly’s Inc. Class A	8,851	81
	Jack in the Box Inc.	857	79
	PVH Corp.	989	79
	Interface Inc. Class A	9,290	78
*	Universal Electronics Inc.	1,463	77
	Sonic Automotive Inc. Class A	1,900	77
*	Taylor Morrison Home Corp. Class A	3,001	76
	Scholastic Corp.	3,174	75
	Winnebago Industries Inc.	1,384	73
	L Brands Inc.	1,813	70
	Fox Corp. Class A	2,432	70
	Caleres Inc.	5,952	70
	Polaris Inc.	704	68
	MDC Holdings Inc.	1,397	67
*	Container Store Group Inc.	7,175	67
	Steelcase Inc. Class A	5,216	63
	Extended Stay America Inc.	4,398	60

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
*	Liberty Media Corp-Liberty SiriusXM Class C	1,432	59
*	Lions Gate Entertainment Corp. Class A	5,988	58
	Designer Brands Inc. Class A	7,366	58
	Sinclair Broadcast Group Inc. Class A	2,115	58
*	Motorcar Parts of America Inc.	2,835	57
	Carriage Services Inc. Class A	1,989	54
*	American Public Education Inc.	1,652	51
	Interpublic Group of Cos. Inc.	2,247	50
*	Adient plc	1,585	50
	Guess? Inc.	2,543	43
	EW Scripps Co. Class A	3,323	42
*	Grand Canyon Education Inc.	505	42
*	Funko Inc. Class A	4,621	41
	Wolverine World Wide Inc.	1,326	38
	National CineMedia Inc.	10,972	37
	Thor Industries Inc.	360	35
	Franchise Group Inc.	1,232	33
*	iHeartMedia Inc. Class A	2,663	32
	Advance Auto Parts Inc.	201	30
*	Del Taco Restaurants Inc.	3,153	28
*	Tenneco Inc. Class A	2,602	28
	Citi Trends Inc.	811	27
*	Lions Gate Entertainment Corp. Class B	2,998	27
*	Sportsman’s Warehouse Holdings Inc.	1,873	26
			19,848
Consumer Staples (5.6%)
	CVS Health Corp.	13,073	886
	Walgreens Boots Alliance Inc.	20,172	767
	Kraft Heinz Co.	19,065	628
	Philip Morris International Inc.	7,638	579
	Archer-Daniels-Midland Co.	6,998	348
	Molson Coors Beverage Co. Class B	6,999	322
	General Mills Inc.	4,216	256
	Keurig Dr Pepper Inc.	7,846	239
*	Darling Ingredients Inc.	4,774	231
	Kroger Co.	6,866	227
	Tyson Foods Inc. Class A	3,464	226
*	US Foods Holding Corp.	6,585	207
	Ingredion Inc.	2,659	205
	ACCO Brands Corp.	26,106	200
	Ingles Markets Inc. Class A	5,102	192
*	United Natural Foods Inc.	10,349	179
	J M Smucker Co.	1,521	178
	SpartanNash Co.	9,137	173
	Andersons Inc.	7,519	171
*	Pilgrim’s Pride Corp.	7,578	143
	Fresh Del Monte Produce Inc.	4,960	126
	Universal Corp.	2,665	121
*	Herbalife Nutrition Ltd.	2,401	115
*	Rite Aid Corp.	8,506	112
*	TreeHouse Foods Inc.	2,596	107
	McKesson Corp.	564	101
	Weis Markets Inc.	2,107	100
	Bunge Ltd.	1,649	97
*	Edgewell Personal Care Co.	2,683	93
	Vector Group Ltd.	7,658	86
	B&G Foods Inc.	1,759	49
	AmerisourceBergen Corp. Class A	368	38
			7,502
Energy (7.0%)
	Kinder Morgan Inc.	59,693	858
	EOG Resources Inc.	16,592	778
	Phillips 66	7,417	449
	Exxon Mobil Corp.	11,567	441
	Chevron Corp.	4,106	358
	ConocoPhillips	7,616	301
	Cimarex Energy Co.	7,624	274
	ONEOK Inc.	6,777	243
	Diamondback Energy Inc.	6,048	242
	Arch Coal Inc. Class A	6,468	216
	EQT Corp.	13,606	202
	Equitrans Midstream Corp.	24,754	202
	Archrock Inc.	25,581	199
	World Fuel Services Corp.	6,977	198
	Valero Energy Corp.	3,587	193
*	Bonanza Creek Energy Inc.	8,466	187
*	CNX Resources Corp.	19,292	182
	Schlumberger Ltd.	8,316	173
	Range Resources Corp.	23,568	172
*	First Solar Inc.	1,805	169
*	Comstock Resources Inc.	33,691	164
*	PDC Energy Inc.	9,760	163
	Antero Midstream Corp.	24,094	162

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
*	Renewable Energy Group Inc.	2,726	158
	Warrior Met Coal Inc.	8,544	149
*	Matador Resources Co.	14,026	143
	Arcosa Inc.	2,725	141
	Williams Cos. Inc.	6,605	139
	SunCoke Energy Inc.	30,648	138
	SM Energy Co.	27,933	118
*	Southwestern Energy Co.	37,197	116
	Cabot Oil & Gas Corp.	6,246	109
	Pioneer Natural Resources Co.	1,003	101
*	Newpark Resources Inc.	64,795	97
*	Magnolia Oil & Gas Corp. Class A	14,935	93
	Brigham Minerals Inc. Class A	8,454	88
	Nabors Industries Ltd.	1,536	80
*	Green Plains Inc.	5,423	80
	CVR Energy Inc.	5,410	77
*	Antero Resources Corp.	18,282	72
	Continental Resources Inc.	4,577	70
	Marathon Oil Corp.	11,779	70
	HollyFrontier Corp.	2,833	66
*	Helix Energy Solutions Group Inc.	17,402	65
*	Peabody Energy Corp.	48,302	65
*	Whiting Petroleum Corp.	2,845	64
	Berry Corp.	16,094	62
*	ProPetro Holding Corp.	10,672	62
*	Talos Energy Inc.	6,239	53
*	MRC Global Inc.	9,154	53
*	REX American Resources Corp.	661	52
	Patterson-UTI Energy Inc.	10,823	47
	Solaris Oilfield Infrastructure Inc. Class A	6,738	45
	Liberty Oilfield Services Inc. Class A	4,462	42
*	CONSOL Energy Inc.	7,660	41
	Devon Energy Corp.	2,838	40
*	Golar LNG Ltd.	2,699	25
			9,347
Financials (26.4%)
	Morgan Stanley	14,884	920
	American International Group Inc.	21,287	818
	Citigroup Inc.	14,806	815
	MetLife Inc.	17,603	813
	Travelers Cos. Inc.	6,060	786
	Goldman Sachs Group Inc.	3,266	753
	Prudential Financial Inc.	9,688	733
	Chubb Ltd.	4,636	685
	Aflac Inc.	15,304	672
	Bank of America Corp.	22,381	630
	Allstate Corp.	5,918	606
	Bank of New York Mellon Corp.	15,381	602
	Truist Financial Corp.	12,936	601
*	Berkshire Hathaway Inc. Class B	2,620	600
	PNC Financial Services Group Inc.	4,278	591
	US Bancorp	9,778	423
	JPMorgan Chase & Co.	3,567	420
	Axis Capital Holdings Ltd.	6,722	337
*	Enstar Group Ltd.	1,579	299
	BlackRock Inc.	423	295
*	Mr Cooper Group Inc.	10,713	286
	Ally Financial Inc.	9,612	285
	Charles Schwab Corp.	5,738	280
*	Athene Holding Ltd. Class A	6,214	276
	Progressive Corp.	3,155	275
	Equitable Holdings Inc.	10,446	265
	Hartford Financial Services Group Inc.	5,811	257
	Invesco Ltd.	15,315	249
	Park National Corp.	2,448	248
	Popular Inc.	5,068	246
	Wells Fargo & Co.	8,412	230
	Citizens Financial Group Inc.	6,746	220
	SLM Corp.	20,730	220
	Unum Group	9,809	218
	Voya Financial Inc.	3,735	215
	Lincoln National Corp.	4,435	209
	MGIC Investment Corp.	17,462	209
	CNA Financial Corp.	5,917	204
	OneMain Holdings Inc	5,187	202
	Cowen Inc. Class A	8,142	195
	RenaissanceRe Holdings Ltd.	1,179	194
	PennyMac Financial Services Inc.	3,332	192
	Synovus Financial Corp.	5,951	188
	Associated Banc-Corp	12,251	188
	Independent Bank Group Inc.	3,327	187
	Fifth Third Bancorp	7,300	185
	First BanCorp	22,952	182
	First Interstate BancSystem Inc. Class A	4,750	181
*	Customers Bancorp Inc.	10,517	178
	Bank OZK	6,305	176
	State Street Corp.	2,472	174
	Webster Financial Corp.	4,576	173

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Hanmi Financial Corp.	17,619	172
	First Merchants Corp.	5,137	171
	Wintrust Financial Corp.	3,141	171
	Reinsurance Group of America Inc.	1,470	169
	First Bancorp	5,398	169
	Cadence BanCorp Class A	11,963	167
	Sterling Bancorp	10,426	167
*	Brighthouse Financial Inc.	4,723	166
	First Horizon Corp.	13,501	165
	Stifel Financial Corp.	2,354	163
	Nelnet Inc. Class A	2,402	163
	Pinnacle Financial Partners Inc.	2,986	162
	Regions Financial Corp.	10,523	161
	Radian Group Inc.	8,488	160
	American Equity Investment Life Holding Co.	6,020	158
	FNB Corp.	17,625	156
	Valley National Bancorp	16,765	153
	Sandy Spring Bancorp Inc.	5,175	152
	Principal Financial Group Inc.	3,051	152
	Essent Group Ltd.	3,415	150
	Washington Trust Bancorp Inc.	3,761	148
	NBT Bancorp Inc.	4,911	147
	Assurant Inc.	1,136	147
	Everest Re Group Ltd.	643	146
	Kemper Corp.	1,929	145
*	Bancorp Inc.	12,115	143
	East West Bancorp Inc.	3,343	143
	KeyCorp	9,190	142
	Prosperity Bancshares Inc.	2,227	140
	PacWest Bancorp	5,995	139
	Navient Corp.	14,835	139
	People’s United Financial Inc.	11,134	138
	Hilltop Holdings Inc.	5,716	138
	M&T Bank Corp.	1,182	138
	Ameris Bancorp	4,044	138
	Globe Life Inc.	1,463	136
	Brookline Bancorp Inc.	11,859	135
	Huntington Bancshares Inc.	11,118	134
	S&T Bancorp Inc.	5,921	133
	WesBanco Inc.	4,613	132
	Franklin Resources Inc.	5,992	132
	Universal Insurance Holdings Inc.	9,431	132
	Hope Bancorp Inc.	13,621	129
	BankUnited Inc.	4,525	129
	HarborOne Bancorp Inc.	12,887	126
	First Commonwealth Financial Corp.	13,068	126
	Assured Guaranty Ltd.	4,192	126
	Meta Financial Group Inc.	3,781	125
	BOK Financial Corp.	1,857	124
	Zions Bancorp NA	3,194	123
	Old National Bancorp	7,637	121
	Flagstar Bancorp Inc.	3,439	121
	Santander Consumer USA Holdings Inc.	5,425	120
	Old Republic International Corp.	6,660	119
	Signature Bank	1,060	119
	Allegiance Bancshares Inc.	3,738	118
	South State Corp.	1,773	118
	First Midwest Bancorp Inc.	8,417	118
	New York Community Bancorp Inc.	12,144	118
	Trustmark Corp.	4,734	118
	Central Pacific Financial Corp.	7,146	117
	Jefferies Financial Group Inc.	5,140	117
	Affiliated Managers Group Inc.	1,331	116
	Discover Financial Services	1,515	115
	First Hawaiian Inc.	5,255	115
	TCF Financial Corp.	3,415	115
	WSFS Financial Corp.	2,952	113
	Great Western Bancorp Inc.	6,777	111
	BancorpSouth Bank	4,256	108
	Renasant Corp.	3,476	107
	Bryn Mawr Bank Corp.	3,566	106
	Boston Private Financial Holdings Inc.	14,838	106
	Pacific Premier Bancorp Inc.	3,680	106
*	NMI Holdings Inc. Class A	4,826	106
	Comerica Inc.	2,141	105
*	TriState Capital Holdings Inc.	7,021	105
	Virtus Investment Partners Inc.	583	104
	OceanFirst Financial Corp.	6,603	104
	Towne Bank	4,718	103
	Cathay General Bancorp	3,613	102
*	EZCORP Inc. Class A	20,047	102
	Argo Group International Holdings Ltd.	2,545	100
	Veritex Holdings Inc.	4,535	98

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Provident Financial Services Inc.	6,249	98
	Southside Bancshares Inc.	3,323	98
*	Encore Capital Group Inc.	2,850	97
	Simmons First National Corp. Class A	4,981	97
	Walker & Dunlop Inc.	1,213	97
	TriCo Bancshares	2,962	97
	OFG Bancorp	5,703	96
	Heartland Financial USA Inc.	2,435	95
	Western Alliance Bancorp	1,844	95
	First Financial Bancorp	5,882	94
	iStar Inc.	6,607	93
	First Busey Corp.	4,602	92
	Enterprise Financial Services Corp.	2,641	90
	Heritage Commerce Corp.	10,666	90
	Fulton Financial Corp.	7,196	89
	Northfield Bancorp Inc.	7,871	88
	ConnectOne Bancorp Inc.	4,907	87
*	World Acceptance Corp.	768	87
	HomeStreet Inc.	2,652	86
	Kearny Financial Corp.	8,638	85
	CNO Financial Group Inc.	4,005	85
*	Triumph Bancorp Inc.	1,859	84
	Tompkins Financial Corp.	1,262	80
	1st Source Corp.	2,115	79
	Investors Bancorp Inc.	8,085	78
	Safety Insurance Group Inc.	1,082	77
	Federal Agricultural Mortgage Corp. Class C	1,129	76
*	SVB Financial Group	219	76
	Preferred Bank	2,012	74
	FB Financial Corp.	2,290	73
*	Enova International Inc.	3,457	72
	Home BancShares Inc.	3,905	72
	Bank of NT Butterfield & Son Ltd.	2,261	72
	Atlantic Union Bankshares Corp.	2,376	71
	National Bank Holdings Corp. Class A	2,164	70
	American Financial Group Inc.	741	66
	Eagle Bancorp Inc.	1,781	66
	Cullen/Frost Bankers Inc.	779	65
	Employers Holdings Inc.	2,127	65
	First American Financial Corp.	1,318	64
	Hancock Whitney Corp.	2,245	63
	Selective Insurance Group Inc.	984	61
	United Bankshares Inc.	2,065	60
	Ameriprise Financial Inc.	326	60
	Intercontinental Exchange Inc.	567	60
	UMB Financial Corp.	844	57
*	Third Point Reinsurance Ltd.	5,824	56
*	PRA Group Inc.	1,316	55
	WisdomTree Investments Inc.	12,464	53
	BGC Partners Inc. Class A	12,839	53
*	Arch Capital Group Ltd.	1,617	52
	Meridian Bancorp Inc.	3,805	52
	Bank of Hawaii Corp.	685	51
	Hanover Insurance Group Inc.	447	50
	Raymond James Financial Inc.	544	49
	First Foundation Inc.	2,659	47
	United Community Banks Inc.	1,895	45
	Banner Corp.	1,081	45
	BancFirst Corp.	748	41
	TrustCo Bank Corp. NY	6,458	39
	Alleghany Corp.	67	39
	Columbia Banking System Inc.	1,156	37
*	Texas Capital Bancshares Inc.	650	36
	Piper Sandler Cos.	394	36
*	MoneyGram International Inc.	5,158	35
	Washington Federal Inc.	1,445	34
	Premier Financial Corp.	1,625	34
	Lazard Ltd. Class A	878	33
	Northwest Bancshares Inc.	2,746	32
*	Axos Financial Inc.	967	32
	Heritage Financial Corp.	1,260	29
	Mercury General Corp.	594	26
			35,145
Health Care (8.3%)
	HCA Healthcare Inc.	7,494	1,125
*	Viatris Inc.	48,727	820
	Cigna Corp.	3,860	807
	Anthem Inc.	2,424	755
*	Biogen Inc.	3,062	735
	AbbVie Inc.	6,947	727
	Pfizer Inc.	17,536	672
*	Centene Corp.	10,727	661
	Gilead Sciences Inc.	9,993	606
	Bristol-Myers Squibb Co.	8,535	533
	Humana Inc.	901	361

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Universal Health Services Inc. Class B	1,639	214
*	Jazz Pharmaceuticals plc	1,439	202
	Perrigo Co. plc	4,029	194
	Merck & Co. Inc.	2,360	190
*	Tenet Healthcare Corp.	5,985	188
*	Alexion Pharmaceuticals Inc.	1,497	183
*	United Therapeutics Corp.	1,374	182
	UnitedHealth Group Inc.	498	168
*	Endo International plc	32,670	166
*	DaVita Inc.	1,482	163
*	Lannett Co. Inc.	26,028	160
*	Acadia Healthcare Co. Inc.	3,523	150
*	Triple-S Management Corp. Class B	5,543	124
*	Select Medical Holdings Corp.	5,153	124
*	Amneal Pharmaceuticals Inc.	25,619	101
*	ANI Pharmaceuticals Inc.	3,217	95
	Phibro Animal Health Corp. Class A	3,619	68
*	Prestige Consumer Healthcare Inc.	1,921	68
	Owens & Minor Inc.	2,596	67
*	Supernus Pharmaceuticals Inc.	3,060	65
*	Laboratory Corp. of America Holdings	268	54
	National HealthCare Corp.	847	53
*	Emergent BioSolutions Inc.	634	52
	Quest Diagnostics Inc.	412	51
*	XBiotech Inc.	1,941	37
*	Brookdale Senior Living Inc.	7,538	32
*	MEDNAX Inc.	1,320	27
			10,980
Industrials (14.3%)
	FedEx Corp.	2,525	724
	Capital One Financial Corp.	6,413	549
	Westrock Co.	11,089	468
	Johnson Controls International plc	10,002	460
	Raytheon Technologies Corp.	6,328	454
*	Fiserv Inc.	3,356	387
	Sonoco Products Co.	6,554	381
	General Dynamics Corp.	2,490	372
*	United Rentals Inc.	1,541	350
	ArcBest Corp.	8,089	339
	Alliance Data Systems Corp.	3,947	289
*	WESCO International Inc.	4,338	283
	Triton International Ltd.	6,129	277
	Air Lease Corp. Class A	7,449	272
	Quanta Services Inc.	3,848	263
*	Modine Manufacturing Co.	23,684	259
	Textron Inc.	5,258	237
	Owens Corning	3,248	237
*	Ducommun Inc.	4,453	221
	REV Group Inc.	23,617	218
	AGCO Corp.	2,355	218
	Northrop Grumman Corp.	703	212
*	Herc Holdings Inc.	3,701	212
*	Dorian LPG Ltd.	18,946	207
	Norfolk Southern Corp.	873	207
	MDU Resources Group Inc.	8,179	204
	Greif Inc. Class A	4,186	203
*	Berry Global Group Inc.	3,821	203
	nVent Electric plc	8,434	194
	Costamare Inc.	26,727	192
	International Seaways Inc.	10,958	185
	DHT Holdings Inc.	34,998	179
	Wabtec Corp.	2,374	174
	ADT Inc.	22,247	173
	AAR Corp.	5,971	169
	Kelly Services Inc. Class A	8,244	169
*	Diamond S Shipping Inc.	24,482	168
*	MYR Group Inc.	3,186	163
	Scorpio Tankers Inc.	14,095	163
*	Beacon Roofing Supply Inc.	4,443	162
	Regal Beloit Corp.	1,333	159
	SFL Corp. Ltd.	22,615	153
	Primoris Services Corp.	6,179	150
	Acuity Brands Inc.	1,254	149
	General Electric Co.	14,588	149
	Nordic American Tankers Ltd.	46,503	148
*	MasTec Inc.	2,604	148
*	US Concrete Inc.	4,100	145
*	GMS Inc.	4,653	145
*	Atlas Air Worldwide Holdings Inc.	2,596	145
*	Tutor Perini Corp.	10,576	143
	Greenbrier Cos. Inc.	4,248	142
	Trinity Industries Inc.	6,076	139
	Frontline Ltd.	21,884	137
	ManpowerGroup Inc.	1,558	135
	Fluor Corp.	7,790	135
	GATX Corp.	1,659	132
*	Colfax Corp.	3,641	131
*	DXP Enterprises Inc.	6,153	130

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
*	Donnelley Financial Solutions Inc.	7,925	129
	3M Co.	721	125
*	Conduent Inc.	28,695	121
	Altra Industrial Motion Corp.	2,133	121
	Huntington Ingalls Industries Inc.	751	120
	Knight-Swift Transportation Holdings Inc.	2,867	118
	Packaging Corp. of America	871	113
	Synchrony Financial	3,575	109
*	PGT Innovations Inc.	5,841	109
	Matson Inc.	1,852	108
*	Builders FirstSource Inc.	2,859	107
	Apogee Enterprises Inc.	3,981	104
*	Great Lakes Dredge & Dock Corp.	9,027	102
*	American Woodmark Corp.	1,143	100
*	Hub Group Inc. Class A	1,822	100
*	Sykes Enterprises Inc.	2,613	98
*	BrightView Holdings Inc.	7,141	97
	Silgan Holdings Inc.	2,813	95
	Sealed Air Corp.	2,102	95
	Schneider National Inc. Class B	4,496	94
	Ennis Inc.	5,639	92
*	SEACOR Holdings Inc.	2,778	92
	Resources Connection Inc.	7,565	92
	Ardmore Shipping Corp.	27,191	90
	Cummins Inc.	382	88
*	JELD-WEN Holding Inc.	3,626	88
	Ryder System Inc.	1,481	88
*	Manitowoc Co. Inc.	7,565	84
*	Echo Global Logistics Inc.	2,959	84
*	Vectrus Inc.	1,682	80
	Emerson Electric Co.	1,039	80
*	Textainer Group Holdings Ltd.	4,312	79
	Quanex Building Products Corp.	3,742	77
*	Covenant Transportation Group Inc. Class A	4,073	75
	PACCAR Inc.	858	75
	Hyster-Yale Materials Handling Inc.	1,349	74
*	US Xpress Enterprises Inc. Class A	9,685	73
	Oshkosh Corp.	880	71
	Heidrick & Struggles International Inc.	2,711	71
	CAI International Inc.	2,218	70
	Otter Tail Corp.	1,702	68
*	Thermon Group Holdings Inc.	4,717	67
*	Middleby Corp.	489	67
	Werner Enterprises Inc.	1,648	66
	H&E Equipment Services Inc.	2,439	66
*	XPO Logistics Inc.	611	65
	Snap-on Inc.	365	64
*	Alpha Pro Tech Ltd.	5,007	63
*	Cardtronics plc Class A	2,525	61
*	Meritor Inc.	2,317	61
	Graphic Packaging Holding Co.	3,968	61
	Deere & Co.	226	59
	Curtiss-Wright Corp.	512	59
*	Sterling Construction Co. Inc.	3,653	58
	Moog Inc. Class A	745	58
	Argan Inc.	1,224	56
	MTS Systems Corp.	1,466	51
*	Axalta Coating Systems Ltd.	1,794	51
	American Express Co.	424	50
	Powell Industries Inc.	1,891	49
	Belden Inc.	1,250	48
	Columbus McKinnon Corp.	1,183	45
	AZZ Inc.	940	42
*	Atkore International Group Inc.	1,057	41
*	Masonite International Corp.	403	40
	CSX Corp.	425	38
*	TriNet Group Inc.	459	34
	HB Fuller Co.	657	34
	Valmont Industries Inc.	177	29
	Brunswick Corp.	363	27
	Terex Corp.	857	27
*	Allegheny Technologies Inc.	1,956	26
	Granite Construction Inc.	1,054	26
	Macquarie Infrastructure Corp.	801	26
	Kronos Worldwide Inc.	1,883	26
	Deluxe Corp.	992	26
			19,035
Real Estate (1.2%)
*	Jones Lang LaSalle Inc.	1,468	194
*	Realogy Holdings Corp.	15,213	187
	VICI Properties Inc.	5,706	144
	STORE Capital Corp.	3,778	123
	EPR Properties	3,361	121
	Preferred Apartment Communities Inc. Class A	13,159	103

U.S. Value Factor ETF

			Market
			Value•
		Shares	($000)
	Newmark Group Inc. Class A	13,802	97
	Brixmor Property Group Inc.	5,485	84
	Sabra Health Care REIT Inc.	5,030	83
	RE/MAX Holdings Inc. Class A	2,540	80
	American Finance Trust Inc.	10,055	74
	CoreCivic Inc.	9,891	70
	GEO Group Inc.	6,882	65
*	Cushman & Wakefield plc	3,729	56
	Industrial Logistics Properties Trust	1,996	43
			1,524
Technology (7.3%)
*	Micron Technology Inc.	17,820	1,142
	Intel Corp.	13,570	656
	International Business Machines Corp.	4,694	580
	Broadcom Inc.	1,134	455
	HP Inc.	17,739	389
	Cognizant Technology Solutions Corp. Class A	4,549	355
	SYNNEX Corp.	2,203	353
	Avnet Inc.	10,515	319
	Hewlett Packard Enterprise Co.	27,353	302
*	Dell Technologies Inc.	4,320	298
*	NCR Corp.	8,469	234
	Xerox Holdings Corp.	10,609	232
*	J2 Global Inc.	2,545	228
*	Arrow Electronics Inc.	2,471	227
	Ebix Inc.	6,243	212
	DXC Technology Co.	9,473	208
	Oracle Corp.	3,143	181
	NortonLifeLock Inc.	9,593	175
	Jabil Inc.	4,572	175
	Western Digital Corp.	3,445	155
	Science Applications International Corp.	1,661	154
	CDK Global Inc.	3,095	148
*	ScanSource Inc.	5,705	143
*	Qorvo Inc.	854	134
	Perspecta Inc.	5,960	134
*	Sanmina Corp.	3,927	125
*	Photronics Inc.	10,683	124
	Applied Materials Inc.	1,471	121
	Benchmark Electronics Inc.	4,909	119
*	TTM Technologies Inc.	8,062	105
*	Amkor Technology Inc.	6,892	102
	Corning Inc.	2,696	101
	Computer Programs and Systems Inc.	3,467	99
*	Flex Ltd.	5,784	94
	Methode Electronics Inc.	2,658	93
*	SMART Global Holdings Inc.	2,999	92
*	NetScout Systems Inc.	3,904	91
	VirnetX Holding Corp.	15,454	84
	NXP Semiconductors NV	527	84
*	Allscripts Healthcare Solutions Inc.	6,013	82
	Vishay Intertechnology Inc.	4,049	78
*	Super Micro Computer Inc.	2,719	77
	Xperi Holding Corp	3,910	75
*	Ultra Clean Holdings Inc.	1,926	61
*	Avaya Holdings Corp.	3,069	57
*	Unisys Corp.	3,700	54
*	Yandex NV Class A	778	54
*	Diebold Nixdorf Inc.	5,610	53
*	Blucora Inc.	3,915	51
	Seagate Technology plc	566	33
			9,698
Telecommunications (3.3%)
	AT&T Inc.	29,206	840
	Verizon Communications Inc.	13,366	807
	Comcast Corp. Class A	14,631	735
	Cisco Systems Inc.	9,827	423
*	DISH Network Corp. Class A	7,991	287
*	CommScope Holding Co. Inc.	17,666	209
	CenturyLink Inc.	17,285	181
	L3Harris Technologies Inc.	891	171
*	United States Cellular Corp.	5,304	166
*	Consolidated Communications Holdings Inc.	18,688	105
	Telephone and Data Systems Inc.	5,398	102
	Juniper Networks Inc.	4,611	100
*	Liberty Global plc Class C	4,197	91
*	EchoStar Corp. Class A	3,171	75
	Comtech Telecommunications Corp.	3,541	68
			4,360
Utilities (6.9%)
	Exelon Corp.	19,887	817
	Duke Energy Corp.	7,211	668
	Southern Co.	9,505	569
	Sempra Energy	4,442	566
	American Electric Power Co. Inc.	6,080	516
	Dominion Energy Inc.	5,912	464

U.S. Value Factor ETF

Market
Value•
Shares	($000)
UGI Corp.	12,759	453
Public Service Enterprise Group Inc.	7,275	424
ALLETE Inc.	6,636	373
Avangrid Inc.	7,811	364
National Fuel Gas Co.	7,831	322
ONE Gas Inc.	3,404	270
Portland General Electric Co.	5,562	230
Vistra Corp.	11,691	218
Edison International	3,554	218
DTE Energy Co.	1,541	194
Pinnacle West Capital Corp.	2,296	188
NRG Energy Inc.	4,904	161
AES Corp.	7,654	157
Consolidated Edison Inc.	2,028	155
Black Hills Corp.	2,532	154
FirstEnergy Corp.	5,783	154
CenterPoint Energy Inc.	6,547	152
Evergy Inc.	2,711	150
Xcel Energy Inc.	2,154	145
OGE Energy Corp.	4,453	144
Spire Inc.	2,216	142
PPL Corp.	3,785	108
Hawaiian Electric Industries Inc.	2,956	106
NorthWestern Corp.	1,778	103
WEC Energy Group Inc.	856	81
Unitil Corp.	1,939	79
IDACORP Inc.	873	79
Clearway Energy Inc.	2,565	75
Avista Corp.	1,756	66
Southwest Gas Holdings Inc.	875	56
New Jersey Resources Corp.	1,188	39
Chesapeake Utilities Corp.	311	32
*	Harsco Corp.	1,905	32
9,224
Total Common Stocks (Cost $114,232)	132,675
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1	Vanguard Market Liquidity Fund, 0.109% (Cost $191)	1,912	191
Total Investments (99.8%) (Cost $114,423)	132,866
Other Assets and Liabilities— Net (0.2%)	260
Net Assets (100%)	133,126

Cost is in $000.

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

   REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	2	362	13
Micro E-mini S&P 500 Index	December 2020	4	72	—
				13

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $114,232)	132,675
Affiliated Issuers (Cost $191)	191
Total Investments in Securities	132,866
Investment in Vanguard	5
Cash	3
Cash Collateral Pledged—Futures Contracts	34
Receivables for Accrued Income	316
Total Assets	133,224
Liabilities
Payables for Investment Securities Purchased	88
Payables to Vanguard	8
Variation Margin Payable—Futures Contracts	2
Total Liabilities	98
Net Assets	133,126

At November 30, 2020, net assets consisted of:

Paid-in Capital	124,167
Total Distributable Earnings (Loss)	8,959
Net Assets	133,126

Net Assets
Applicable to 1,800,000 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	133,126
Net Asset Value Per Share	$73.96

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends	2,841
Interest[1]	3
Securities Lending—Net	59
Total Income	2,903
Expenses
The Vanguard Group—Note B
Investment Advisory Services	67
Management and Administrative	33
Marketing and Distribution	4
Custodian Fees	20
Auditing Fees	17
Shareholders’ Reports	3
Trustees’ Fees and Expenses	—
Total Expenses	144
Expenses Paid Indirectly	(10)
Net Expenses	134
Net Investment Income	2,769
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(5,345)
Futures Contracts	91
Realized Net Gain (Loss)	(5,254)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	17,854
Futures Contracts	3
Change in Unrealized Appreciation (Depreciation)	17,857
Net Increase (Decrease) in Net Assets Resulting from Operations	15,372

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, ($1,000), and $0, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes $2,763,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,769	1,325
Realized Net Gain (Loss)	(5,254)	(2,120)
Change in Unrealized Appreciation (Depreciation)	17,857	2,437
Net Increase (Decrease) in Net Assets Resulting from Operations	15,372	1,642
Distributions[1]
Total Distributions	(2,473)	(1,121)
Capital Share Transactions
Issued	63,070	65,325
Issued in Lieu of Cash Distributions	—	—
Redeemed	(24,015)	(21,847)
Net Increase (Decrease) from Capital Share Transactions	39,055	43,478
Total Increase (Decrease)	51,954	43,999
Net Assets
Beginning of Period	81,172	37,173
End of Period	133,126	81,172

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Financial Highlights

			Feb. 13,
	Year Ended		2018[1] to
		Nov. 30,	Nov. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$75.51	$74.35	$75.00
Investment Operations
Net Investment Income[2]	1.689	1.671	1.276
Net Realized and Unrealized Gain (Loss) on Investments	(1.634)	1.053	(1.295)
Total from Investment Operations	.055	2.724	(.019)
Distributions
Dividends from Net Investment Income	(1.605)	(1.564)	(.631)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.605)	(1.564)	(.631)
Net Asset Value, End of Period	$73.96	$75.51	$74.35

Total Return	0.70%	3.83%	-0.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$133	$81	$37
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.14%[3]	0.13%[4]
Ratio of Net Investment Income to Average Net Assets	2.68%	2.32%	2.05%[4]
Portfolio Turnover Rate	52%[5]	73%	16%

1	Inception.

2	Calculated based on average shares outstanding.

3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.13%.

4	Annualized.

5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

U.S. Value Factor ETF

Notes to Financial Statements

Vanguard U.S. Value Factor ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. ETF Shares are listed for trading on Cboe BZX Exchange; they can be purchased and sold through a broker. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.  Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

U.S. Value Factor ETF

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans

U.S. Value Factor ETF

may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $5,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2020, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of 0.01% of average net assets).

D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At November 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

U.S. Value Factor ETF

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions and passive foreign investment companies were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	2,763
Total Distributable Earnings (Loss)	(2,763)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	705
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(10,178)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	18,432

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	2,473	1,121
Long-Term Capital Gains	—	—
Total	2,473	1,121

* Includes short-term capital gains, if any.

U.S. Value Factor ETF

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	114,434
Gross Unrealized Appreciation	25,330
Gross Unrealized Depreciation	(6,898)
Net Unrealized Appreciation (Depreciation)	18,432

F.   During the year ended November 30, 2020, the fund purchased $102,102,000 of investment securities and sold $62,685,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $9,750,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Year Ended November 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	1,150	900
Issued in Lieu of Cash Distributions	—	—
Redeemed	(425)	(325)
Net Increase (Decrease) in Shares Outstanding	725	575

At November 30, 2020, one shareholder was the record or beneficial owner of 28% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard U.S. Liquidity Factor ETF, Vanguard U.S. Minimum Volatility ETF, Vanguard U.S. Momentum Factor ETF, Vanguard U.S. Multifactor ETF, Vanguard U.S. Quality Factor ETF and Vanguard U.S. Value Factor ETF (six of the funds constituting Vanguard Wellington Fund, hereafter collectively referred to as the "Funds") as of November 30, 2020, the related statements of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2020 and for the period February 13, 2018 (inception) through November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2020 and each of the financial highlights for each of the two years in the period ended November 30, 2020 and for the period February 13, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 14, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard U.S. Factor ETFs

This information for the fiscal year ended November 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
U.S. Liquidity Factor ETF	633
U.S. Minimum Volatility ETF	1,570
U.S. Momentum Factor ETF	404
U.S. Multifactor ETF	1,209
U.S. Quality Factor ETF	495
U.S. Value Factor ETF	2,473

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
U.S. Liquidity Factor ETF	86.9%
U.S. Minimum Volatility ETF	74.1
U.S. Momentum Factor ETF	98.4
U.S. Multifactor ETF	100.0
U.S. Quality Factor ETF	99.4
U.S. Value Factor ETF	92.5

The funds distributed qualified business income to shareholders during the fiscal year as follows:

Fund	($000)
U.S. Liquidity Factor ETF	32
U.S. Minimum Volatility ETF	219
U.S. Momentum Factor ETF	—
U.S. Multifactor ETF	—
U.S. Quality Factor ETF	—
U.S. Value Factor ETF	—

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q44190 012021

Annual Report | November 30, 2020

Vanguard U.S. Multifactor Fund

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	4

Performance Summary	6

Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   Vanguard U.S. Multifactor Fund returned 0.97% for the 12 months ended November 30, 2020. It underperformed its benchmark, the Russell 3000 Index, which returned 19.02%.

•   The fund seeks to provide long-term capital appreciation by investing in stocks that have relatively strong recent performance, strong fundamentals, and low prices relative to broad U.S. equity market fundamentals as determined by the advisor.

•   Seven of the fund’s 11 industry sectors dampened relative performance, as the environment over the 12 months tended to favor momentum stocks over more balanced portfolios.

•   Selection in consumer discretionary stocks drove much of the fund’s underperformance. Underweight positions and poor selection in technology and financials also hurt. The fund benefited from underweights in real estate and utilities.

Market Barometer
		Average Annual Total Returns
	Periods Ended November 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.41%	13.66%	14.23%
Russell 2000 Index (Small-caps)	13.59	7.09	10.25
Russell 3000 Index (Broad U.S. market)	19.02	13.20	13.95
FTSE All-World ex US Index (International)	10.01	4.12	7.62

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	7.28%	5.45%	4.34%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.89	4.80	3.93
FTSE Three-Month U.S. Treasury Bill Index	0.72	1.59	1.16

CPI
Consumer Price Index	1.17%	1.80%	1.86%

1

Advisor’s Report

Vanguard U.S. Multifactor Fund returned 0.97% for the 12 months ended November 30, 2020. It underperformed its benchmark, the Russell 3000 Index, which returned 19.02%.

The fund seeks to create a portfolio with broad equity exposure and the potential for long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals. To promote diversification and to mitigate exposure to less liquid and more volatile stocks, a rules-based screen is applied to the universe of all U.S. large-, mid-, and small-capitalization stocks. We then evaluate the remaining securities based on exposure to momentum, quality, and value factors.

The investment environment

The fiscal year was marked by the global spread of COVID-19 and efforts to contain it. After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued throughout most of the period.

Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. The U.S. Federal Reserve continued its supportive policy, cutting rates to near zero in March to help bolster the market. At the end of the fiscal year, the market reacted positively to the U.S. presidential election and COVID-19 vaccine development with strong performance throughout November.

For the 12 months, the FTSE Global All Cap Index returned 15.10%. The U.S. stock market returned 17.46%, as measured by the Standard & Poor’s 500 Index, outperforming emerging markets and especially developed markets outside the United States. Large-cap stocks bested small-caps, and growth stocks outpaced value.

The fund’s successes and shortfalls

The fund’s exposure to small-cap and value stocks dampened returns. Investors also tended to favor more concentrated positions in momentum and other factors at various points of the year. As a result, seven of the fund’s 11 industry sectors detracted from relative performance. Holdings in consumer discretionary, technology, and financial stocks retreated the most. Our underweight positions and poor selection in technology and financials were among the biggest reasons the fund underperformed, as was poor selection in consumer discretionary.

At the stock level, not holding Berkshire Hathaway (financials), Boeing (industrials), and ExxonMobil (energy) helped results, as did our underweight position in Coca Cola (consumer staples) and overweight in Target (consumer discretionary). Having no exposure to Tesla (consumer discretionary) during the period hurt results.

2

Underweights in Amazon (consumer discretionary), Microsoft (information technology), and Apple (information technology) also detracted, as did an overweight in Delta Air Lines (industrials).

We expect our approach to portfolio construction to produce long-term capital appreciation that reflects the factors emphasized by the fund. Results will vary over different periods across the different factors. However, we believe that focusing on the risk-adjusted returns of the portfolio relative to its targeted factors and the benchmark will serve investors well over time.

We thank you for your investment and look forward to serving you in the period ahead.

Antonio Picca, Senior Portfolio Manager,

Head of Factor-Based Strategies

Vanguard Quantitative Equity Group

December 14, 2020

3

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•    Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•    Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

4

Six Months Ended November 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Multifactor Fund	5/31/2020	11/30/2020	Period
Based on Actual Fund Return	$1,000.00	$1,199.06	$0.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.10	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for the period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

5

U.S. Multifactor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: February 15, 2018, Through November 30, 2020

Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended November 30, 2020
		Since	Final Value
	One	Inception	of a $50,000
	Year	(2/15/2018)	Investment
U.S. Multifactor Fund	0.97%	2.24%	$53,192
Russell 3000 Index	19.02	13.01	70,329

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).

See Financial Highlights for dividend and capital gains information.

6

U.S. Multifactor Fund

Fund Allocation

As of November 30, 2020

Basic Materials	4.9%
Consumer Discretionary	25.7
Consumer Staples	5.4
Energy	1.7
Financials	14.7
Health Care	11.0
Industrials	19.6
Real Estate	0.2
Technology	15.3
Telecommunications	1.5
Utilities	0.0

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.

The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.

7

U.S. Multifactor Fund

Financial Statements

Schedule of Investments

As of November 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.0%)
Basic Materials (4.8%)
	Newmont Corp.	2,734	161
	Southern Copper Corp.	2,112	125
	Linde plc	367	94
	Dow Inc.	1,739	92
	UFP Industries Inc.	1,477	79
	Reliance Steel & Aluminum Co.	596	70
	Timken Co.	823	60
	Commercial Metals Co.	2,470	49
	FMC Corp.	393	46
	Boise Cascade Co.	954	41
	Freeport-McMoRan Inc.	1,755	41
	Stepan Co.	347	40
	Rexnord Corp.	1,036	39
	Glatfelter Corp.	2,123	34
	LyondellBasell Industries NV Class A	371	32
	Steel Dynamics Inc.	856	31
	Schweitzer-Mauduit International Inc.	886	31
	Fastenal Co.	556	28
	Scotts Miracle-Gro Co.	156	27
	Gold Resource Corp.	8,472	25
	Worthington Industries Inc.	462	24
*	GCP Applied Technologies Inc.	707	17
	Domtar Corp.	525	16
	Compass Minerals International Inc.	206	13
	CF Industries Holdings Inc.	313	12
	Element Solutions Inc.	783	11
	Innospec Inc.	115	10
	GrafTech International Ltd.	906	7
	Valvoline Inc.	306	7
	Materion Corp.	91	5
			1,267
Consumer Discretionary (25.5%)
	Target Corp.	1,683	302
	eBay Inc.	4,677	236
	Walmart Inc.	1,442	220
	Lowe’s Cos. Inc.	1,212	189
*	Electronic Arts Inc.	1,260	161
*	Lululemon Athletica Inc.	387	143
	Activision Blizzard Inc.	1,722	137
*	Amazon.com Inc.	43	136
	Home Depot Inc.	456	127
	Williams-Sonoma Inc.	1,011	111
*	Deckers Outdoor Corp.	412	105
	Dollar General Corp.	478	104
	Lennar Corp. Class A	1,353	103
	Acushnet Holdings Corp.	2,663	100
*	NVR Inc.	23	92
	Best Buy Co. Inc.	760	83
	Whirlpool Corp.	422	82
	PulteGroup Inc.	1,747	76
	Rent-A-Center Inc.	2,166	73
	International Game Technology plc	5,477	69
	Hanesbrands Inc.	4,845	69
*	Stamps.com Inc.	363	68
	Gentex Corp.	2,058	67
	Aaron’s Holdings Co. Inc.	1,061	67
	Johnson Outdoors Inc. Class A	784	66
	L Brands Inc.	1,665	65
	Group 1 Automotive Inc.	537	64
	Costco Wholesale Corp.	162	63
*	Discovery Inc. Class A	2,358	63
	Cooper Tire & Rubber Co.	1,594	63
	KB Home	1,757	62
	Fortune Brands Home & Security Inc.	710	59
*	Etsy Inc.	366	59
*	1-800-Flowers.com Inc. Class A	2,502	59
	Big Lots Inc.	1,117	58
	Sonic Automotive Inc. Class A	1,427	58
	Thor Industries Inc.	592	57
*	Peloton Interactive Inc. Class A	488	57
*	Century Communities Inc.	1,255	56

8

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	Lithia Motors Inc. Class A	191	55
	General Motors Co.	1,256	55
	Garmin Ltd.	469	55
*	Rh	118	53
*	Hibbett Sports Inc.	1,297	53
	Toll Brothers Inc.	1,116	53
*	Lakeland Industries Inc.	2,583	51
	HNI Corp.	1,379	50
*	Sleep Number Corp.	713	49
	Murphy USA Inc.	384	49
*	MarineMax Inc.	1,486	49
	Standard Motor Products Inc.	1,037	48
*	Gentherm Inc.	825	47
*	BJ’s Wholesale Club Holdings Inc.	1,143	47
*	Sportsman’s Warehouse Holdings Inc.	3,316	46
*	Meritage Homes Corp.	512	46
*	Turtle Beach Corp.	2,448	46
*	Malibu Boats Inc. Class A	802	46
	Dick’s Sporting Goods Inc.	796	45
	Wyndham Destinations Inc.	1,059	45
	Buckle Inc.	1,659	45
*	Universal Electronics Inc.	814	43
	Citi Trends Inc.	1,262	43
	ODP Corp.	1,489	43
	DR Horton Inc.	571	43
*	AutoNation Inc.	692	42
*	CarParts.com Inc.	2,746	41
*	Perdoceo Education Corp.	3,602	41
*	Zumiez Inc.	1,019	38
*	MasterCraft Boat Holdings Inc.	1,709	37
*	Ollie’s Bargain Outlet Holdings Inc.	420	37
	Tractor Supply Co.	260	37
	Rush Enterprises Inc. Class A	954	37
*	Take-Two Interactive Software Inc.	200	36
*	TRI Pointe Group Inc.	2,047	36
*	Glu Mobile Inc.	3,500	35
*	Purple Innovation Inc. Class A	1,173	35
*	Clean Energy Fuels Corp.	7,659	35
*	Beazer Homes USA Inc.	2,325	34
	Polaris Inc.	355	34
	NIKE Inc. Class B	247	33
*	GoPro Inc. Class A	4,757	33
	Newell Brands Inc.	1,558	33
	Foot Locker Inc.	871	33
*	American Public Education Inc.	1,048	33
	Shoe Carnival Inc.	888	32
	Collectors Universe Inc.	418	32
*	LKQ Corp.	910	32
	Dana Inc.	1,894	32
*	Asbury Automotive Group Inc.	275	31
*	Vera Bradley Inc.	3,481	30
	Autoliv Inc.	330	29
	Haverty Furniture Cos. Inc.	1,066	29
*	American Axle & Manufacturing Holdings Inc.	3,578	28
*	iRobot Corp.	350	27
	BorgWarner Inc.	703	27
	Rollins Inc.	474	27
*	XPEL Inc.	707	27
*	YETI Holdings Inc.	423	27
*	O’Reilly Automotive Inc.	60	27
	Strategic Education Inc.	278	26
*	Duluth Holdings Inc.	1,704	25
	Advance Auto Parts Inc.	164	24
*	LGI Homes Inc.	223	24
	Papa John’s International Inc.	290	23
*	Central Garden & Pet Co. Class A	615	23
	New York Times Co. Class A	511	22
*	Copart Inc.	183	21
	John Wiley & Sons Inc. Class A	590	20
*	Crocs Inc.	342	20
	Ethan Allen Interiors Inc.	1,086	20
*	Green Brick Partners Inc.	897	20
*	K12 Inc.	787	18
	Movado Group Inc.	1,036	18
*	Del Taco Restaurants Inc.	1,922	17
*	Mohawk Industries Inc.	134	17
	PriceSmart Inc.	190	15
	Callaway Golf Co.	718	15
	Penske Automotive Group Inc.	256	14
	Abercrombie & Fitch Co.	615	13
	News Corp. Class A	696	12
*	Taylor Morrison Home Corp. Class A	471	12
*	Dorman Products Inc.	128	12
*	Lions Gate Entertainment Corp. Class A	1,159	11
	Steven Madden Ltd.	312	10
	Pool Corp.	28	10
	Gap Inc.	320	7
	Steelcase Inc. Class A	523	6
	PVH Corp.	77	6
			6,672

9

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (5.4%)
*	Monster Beverage Corp.	1,227	104
	General Mills Inc.	1,563	95
	Weis Markets Inc.	1,751	83
	McKesson Corp.	445	80
	Kraft Heinz Co.	2,360	78
	Casey’s General Stores Inc.	332	60
	Procter & Gamble Co.	428	59
	Kroger Co.	1,771	58
	Ingles Markets Inc. Class A	1,468	55
	AmerisourceBergen Corp. Class A	534	55
*	Helen of Troy Ltd.	253	51
*	Herbalife Nutrition Ltd.	989	47
*	National Beverage Corp.	475	47
*	Boston Beer Co. Inc. Class A	46	43
	Hormel Foods Corp.	831	39
*	Hain Celestial Group Inc.	982	38
	Vector Group Ltd.	3,335	37
	B&G Foods Inc.	1,323	37
	Clorox Co.	167	34
	Flowers Foods Inc.	1,466	33
	ACCO Brands Corp.	4,200	32
	Lancaster Colony Corp.	169	29
	Campbell Soup Co.	479	24
	PetMed Express Inc.	738	23
	Kellogg Co.	329	21
	Conagra Brands Inc.	569	21
*	Edgewell Personal Care Co.	591	21
	Ingredion Inc.	245	19
	SpartanNash Co.	950	18
*	Sprouts Farmers Market Inc.	725	15
	Core-Mark Holding Co. Inc.	482	15
*	Darling Ingredients Inc.	283	14
	Medifast Inc.	62	13
	Fresh Del Monte Produce Inc.	. 432	11
			1,409
Energy (1.7%)
*	SolarEdge Technologies Inc.	261	73
*	Renewable Energy Group Inc.	1,183	69
	Arcosa Inc.	1,126	58
*	Bonanza Creek Energy Inc.	1,887	42
*	First Solar Inc.	429	40
	Cabot Oil & Gas Corp.	1,960	34
	Range Resources Corp.	3,976	29
	Antero Midstream Corp.	4,212	28
	EQT Corp.	1,813	27
	Warrior Met Coal Inc.	1,146	20
*	Green Plains Inc.	1,122	17
*	CNX Resources Corp.	1,160	11
	World Fuel Services Corp.	283	8
			456
Financials (14.5%)
	S&P Global Inc.	649	228
	Moody’s Corp.	719	203
	T. Rowe Price Group Inc.	1,261	181
	JPMorgan Chase & Co.	1,401	165
	Primerica Inc.	948	123
	Allstate Corp.	1,136	116
	Ameriprise Financial Inc.	519	96
	Progressive Corp.	1,082	94
	Bank of New York Mellon Corp.	2,065	81
	Aon plc Class A	373	76
	First Citizens BancShares Inc. Class A	137	72
	Nelnet Inc. Class A	1,054	72
	Zions Bancorp NA	1,738	67
	Flagstar Bancorp Inc.	1,909	67
	Hilltop Holdings Inc.	2,758	66
	CNO Financial Group Inc.	3,061	65
	MarketAxess Holdings Inc.	112	60
	M&T Bank Corp.	510	59
	HomeStreet Inc.	1,821	59
	Stifel Financial Corp.	840	58
	Voya Financial Inc.	958	55
	Federated Hermes Inc. Class B	2,007	54
	Park National Corp.	505	51
	Trustmark Corp.	2,035	51
	Equitable Holdings Inc.	1,938	49
	HCI Group Inc.	886	46
	Hanover Insurance Group Inc.	398	45
	Popular Inc.	914	44
	Globe Life Inc.	472	44
	Northern Trust Corp.	449	42
	Fulton Financial Corp.	3,152	39
	BancFirst Corp.	696	38
	Allegiance Bancshares Inc.	1,156	37
	Home BancShares Inc.	1,919	36
	Hope Bancorp Inc.	3,542	34
	BlackRock Inc.	48	34
	SLM Corp.	3,120	33
	Bryn Mawr Bank Corp.	1,093	33
	Renasant Corp.	1,053	33
	Boston Private Financial Holdings Inc.	4,435	32
	Federal Agricultural Mortgage Corp. Class C	461	31
	International Bancshares Corp.	949	31
	Walker & Dunlop Inc.	373	30
	Meridian Bancorp Inc.	2,096	29
	City Holding Co.	430	28

10

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
*	Triumph Bancorp Inc.	616	28
	NBT Bancorp Inc.	908	27
	Washington Federal Inc.	1,157	27
	First Bancorp	856	27
	Employers Holdings Inc.	840	26
*	StoneX Group Inc.	409	25
	BankUnited Inc.	865	25
	Evercore Inc. Class A	269	24
	Cohen & Steers Inc.	341	24
	Artisan Partners Asset Management Inc. Class A	500	23
	Old National Bancorp	1,380	22
	TrustCo Bank Corp. NY	3,566	22
	Virtu Financial Inc. Class A	837	19
	AMERISAFE Inc.	347	19
	Waddell & Reed Financial Inc. Class A	1,127	19
	Heritage Financial Corp.	790	18
	Citizens Financial Group Inc.	548	18
	ServisFirst Bancshares Inc.	465	18
	Atlantic Union Bankshares Corp.	587	18
	Southside Bancshares Inc.	584	17
	Investors Bancorp Inc.	1,753	17
	Columbia Banking System Inc.	532	17
	Diamond Hill Investment Group Inc.	121	17
	Universal Insurance Holdings Inc.	1,177	16
	CVB Financial Corp.	860	16
	Radian Group Inc.	837	16
	Bank of Hawaii Corp.	207	16
	Essent Group Ltd.	349	15
	First Hawaiian Inc.	698	15
	Raymond James Financial Inc.	157	14
	Bank of NT Butterfield & Son Ltd.	430	14
	KeyCorp	871	13
	Great Western Bancorp Inc.	819	13
	Tompkins Financial Corp.	210	13
*	SVB Financial Group	37	13
	PennyMac Financial Services Inc.	219	13
	Affiliated Managers Group Inc.	138	12
	First Foundation Inc.	658	12
	Cathay General Bancorp	410	12
	Credicorp Ltd.	74	11
	Central Pacific Financial Corp.	662	11
	WSFS Financial Corp.	274	10
	FirstCash Inc.	161	10
	Synovus Financial Corp.	306	10
*	Credit Acceptance Corp.	31	9
	Erie Indemnity Co. Class A	41	9
	Assured Guaranty Ltd.	306	9
	First Busey Corp.	460	9
	Ameris Bancorp	211	7
	Unum Group	292	6
			3,808
Health Care (10.9%)
	Humana Inc.	499	200
*	Biogen Inc.	741	178
	Johnson & Johnson	1,180	171
	HCA Healthcare Inc.	1,132	170
	UnitedHealth Group Inc.	485	163
	Anthem Inc.	453	141
*	Regeneron Pharmaceuticals Inc.	255	132
*	DaVita Inc.	840	92
*	United Therapeutics Corp.	593	79
	Eli Lilly and Co.	514	75
*	Molina Healthcare Inc.	334	68
*	Corcept Therapeutics Inc.	2,997	68
*	Medpace Holdings Inc.	521	67
*	Vertex Pharmaceuticals Inc.	293	67
	Abbott Laboratories	558	60
*	Masimo Corp.	223	57
*	Quidel Corp.	284	55
*	Providence Service Corp.	378	51
*	Jazz Pharmaceuticals plc	357	50
	Chemed Corp.	105	50
*	Emergent BioSolutions Inc.	565	46
*	LHC Group Inc.	224	44
	Patterson Cos. Inc.	1,486	41
	Cardinal Health Inc.	722	40
*	Henry Schein Inc.	612	39
*	Catalyst Pharmaceuticals Inc.	10,662	39
	Cerner Corp.	473	35
*	Amneal Pharmaceuticals Inc.	8,928	35
	AbbVie Inc.	335	35
*	Amedisys Inc.	142	35
*	Meridian Bioscience Inc.	1,798	34
	Pfizer Inc.	791	30
*	Exelixis Inc.	1,561	30
	West Pharmaceutical Services Inc.	96	27
	Thermo Fisher Scientific Inc.	55	26
*	ABIOMED Inc.	89	24
*	OPKO Health Inc.	5,041	23
	Quest Diagnostics Inc.	185	23
*	Triple-S Management Corp. Class B	1,021	23
*	Alexion Pharmaceuticals Inc.	177	22

11

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories Inc. Class A	40	22
*	Retractable Technologies Inc.	1,770	21
*	Tenet Healthcare Corp.	568	18
	Healthcare Services Group Inc.	687	16
*	OraSure Technologies Inc.	1,336	16
*	Align Technology Inc.	33	16
*	AdaptHealth Corp. Class A	514	15
*	Prestige Consumer Healthcare Inc.	369	13
*	Viatris Inc.	600	10
	ResMed Inc.	48	10
*	STAAR Surgical Co.	139	10
	Luminex Corp.	320	8
*	Merit Medical Systems Inc.	121	7
	Ensign Group Inc.	87	6
*	Globus Medical Inc.	90	5
*	Innoviva Inc.	496	5
			2,843
Industrials (19.4%)
	FedEx Corp.	609	175
	Eaton Corp. plc	1,080	131
*	Zebra Technologies Corp.	312	118
*	TopBuild Corp.	639	111
	United Parcel Service Inc. Class B	614	105
	MSC Industrial Direct Co. Inc. Class A	1,248	104
	Caterpillar Inc.	458	79
	AGCO Corp.	858	79
	Accenture plc Class A	316	79
	Marten Transport Ltd.	4,313	76
*	Crown Holdings Inc.	796	75
	Cummins Inc.	324	75
	Emerson Electric Co.	959	74
	Schneider National Inc. Class B	3,374	71
	Illinois Tool Works Inc.	322	68
	ManpowerGroup Inc.	780	68
*	Hub Group Inc. Class A	1,213	66
	PACCAR Inc.	747	65
*	FTI Consulting Inc.	615	65
*	Trex Co. Inc.	840	63
	CSW Industrials Inc.	584	63
	Snap-on Inc.	334	59
*	Saia Inc.	334	58
	Badger Meter Inc.	703	58
	Brunswick Corp.	739	55
	Quanta Services Inc.	782	53
	Dover Corp.	425	52
	Regal Beloit Corp.	431	51
	Knight-Swift Transportation Holdings Inc.	1,207	50
	Quanex Building Products Corp.	2,298	47
	Owens Corning	649	47
	McGrath RentCorp	742	47
	Louisiana-Pacific Corp.	1,377	47
*	Great Lakes Dredge & Dock Corp.	4,171	47
	ITT Inc.	645	47
	Simpson Manufacturing Co. Inc.	508	47
	Triton International Ltd.	1,023	46
*	MYR Group Inc.	896	46
*	TriNet Group Inc.	608	46
	MSA Safety Inc.	305	46
	Old Dominion Freight Line Inc.	220	45
	Watts Water Technologies Inc. Class A	380	45
*	Generac Holdings Inc.	206	44
*	Gibraltar Industries Inc.	674	44
	Hubbell Inc. Class B	270	44
*	United Rentals Inc.	189	43
	Astec Industries Inc.	727	42
	Kforce Inc.	1,003	41
	Kronos Worldwide Inc.	2,989	41
	Landstar System Inc.	301	40
	WW Grainger Inc.	94	39
*	Masonite International Corp.	380	38
*	Modine Manufacturing Co.	3,461	38
*	WESCO International Inc.	570	37
	Encore Wire Corp.	715	37
	JB Hunt Transport Services Inc.	271	37
	CoreLogic Inc.	473	37
	Masco Corp.	679	36
	Kansas City Southern	195	36
	Argan Inc.	782	36
	Ennis Inc.	2,172	36
	Franklin Electric Co. Inc.	516	35
	Silgan Holdings Inc.	1,029	35
	Packaging Corp. of America	264	34
	Acuity Brands Inc.	288	34
	Columbus McKinnon Corp.	875	33
	Nordic American Tankers Ltd.	10,344	33
*	Covenant Transportation Group Inc. Class A	1,759	33
	Jack Henry & Associates Inc.	202	32
	DHT Holdings Inc.	6,340	32
	Werner Enterprises Inc.	789	32
*,1	API Group Corp.	1,965	30
	ArcBest Corp.	725	30

12

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
*	XPO Logistics Inc.	284	30
	Lockheed Martin Corp.	83	30
	Watsco Inc.	132	30
	Rockwell Automation Inc.	115	29
*	Textainer Group Holdings Ltd.	1,575	29
*	Sykes Enterprises Inc.	753	28
	AAON Inc.	424	28
	Kadant Inc.	215	27
*	Berry Global Group Inc.	510	27
	Northrop Grumman Corp.	88	27
	Apogee Enterprises Inc.	1,006	26
	Graphic Packaging Holding Co.	1,693	26
*	Echo Global Logistics Inc.	895	25
	MKS Instruments Inc.	170	23
*	Vicor Corp.	285	23
	Kennametal Inc.	661	23
	Primoris Services Corp.	950	23
	Kelly Services Inc. Class A	1,085	22
	Johnson Controls International plc	463	21
	CAI International Inc.	665	21
*	FARO Technologies Inc.	312	21
*	Construction Partners Inc. Class A	762	20
	Shyft Group Inc.	771	20
*	SPX Corp.	386	20
	Myers Industries Inc.	1,162	20
*	Builders FirstSource Inc.	520	19
	Valmont Industries Inc.	115	19
	Costamare Inc.	2,586	19
*	Proto Labs Inc.	134	19
*	MasTec Inc.	326	18
	UniFirst Corp.	97	18
	Robert Half International Inc.	266	17
	EMCOR Group Inc.	195	17
*	ASGN Inc.	214	17
	Patrick Industries Inc.	264	17
*	TrueBlue Inc.	869	17
*	Vivint Smart Home Inc.	748	16
	Sonoco Products Co.	276	16
	RPM International Inc.	180	16
	ADT Inc.	2,004	16
	ABM Industries Inc.	403	16
*	American Woodmark Corp.	176	15
*	SPX FLOW Inc.	283	15
	Resources Connection Inc.	1,178	14
	Heartland Express Inc.	741	14
	Oshkosh Corp.	157	13
	Federal Signal Corp.	394	12
	CH Robinson Worldwide Inc.	127	12
	Powell Industries Inc.	444	11
*	Aerojet Rocketdyne Holdings Inc.	246	9
	Greif Inc. Class A	178	9
	Crane Co.	124	9
	Comfort Systems USA Inc.	150	8
*	Ferro Corp.	507	7
	PPG Industries Inc.	49	7
*	Mettler-Toledo International Inc.	6	7
*	Cimpress plc	75	7
*	Meritor Inc.	233	6
	Sherwin-Williams Co.	8	6
*	Atkore International Group Inc.	151	6
	MAXIMUS Inc.	76	5
	Exponent Inc.	63	5
	Greenbrier Cos. Inc.	155	5
			5,086
Real Estate (0.2%)
	St. Joe Co.	779	26
	GEO Group Inc.	1,635	15
	Iron Mountain Inc.	199	6
			47
Technology (15.1%)
	Apple Inc.	2,268	270
	Microsoft Corp.	987	211
*	Facebook Inc. Class A	707	196
*	Advanced Micro Devices Inc.	1,811	168
	Intel Corp.	3,057	148
*	Micron Technology Inc.	1,993	128
	Teradyne Inc.	1,086	120
*	Adobe Inc.	240	115
*	Qorvo Inc.	729	114
	Cognizant Technology Solutions Corp. Class A	1,450	113
*	Alphabet Inc. Class A	62	109
*	Diodes Inc.	1,304	89
	KLA Corp.	345	87
	Texas Instruments Inc.	534	86
	SYNNEX Corp.	494	79
	NVIDIA Corp.	139	74
*	Lattice Semiconductor Corp.	1,579	66
	Jabil Inc.	1,428	55
	Applied Materials Inc.	661	54
	Skyworks Solutions Inc.	377	53
	PC Connection Inc.	1,164	53
*	Yandex NV Class A	759	52
*	FormFactor Inc.	1,207	49
*	Synaptics Inc.	632	49
	Vishay Intertechnology Inc.	2,536	49
	NortonLifeLock Inc.	2,658	48

13

U.S. Multifactor Fund

			Market
			Value•
		Shares	($000)
	International Business Machines Corp.	375	46
*	TechTarget Inc.	839	44
*	Check Point Software Technologies Ltd.	372	44
	Lam Research Corp.	96	43
	Seagate Technology plc	700	41
	HP Inc.	1,820	40
	TE Connectivity Ltd.	342	39
*	Fortinet Inc.	310	38
*	II-VI Inc.	560	38
*	Nuance Communications Inc.	858	37
*	Super Micro Computer Inc.	1,278	36
	Intuit Inc.	101	36
	Simulations Plus Inc.	629	35
*	SPS Commerce Inc.	340	35
*	Qualys Inc.	331	31
*	Fabrinet	457	31
*	Photronics Inc.	2,689	31
	Avnet Inc.	1,008	31
	Monolithic Power Systems Inc.	94	30
	Computer Programs and Systems Inc.	1,054	30
	Hackett Group Inc.	2,074	29
*	NetScout Systems Inc.	1,173	27
	Shutterstock Inc.	392	27
	Methode Electronics Inc.	734	26
*	Cirrus Logic Inc.	319	26
*	Calix Inc.	1,079	26
	Citrix Systems Inc.	206	26
	Xerox Holdings Corp.	1,127	25
*	ePlus Inc.	279	24
*	Sanmina Corp.	735	23
*	Mitek Systems Inc.	1,974	23
	Power Integrations Inc.	288	21
*	CACI International Inc. Class A	85	20
*	TrueCar Inc.	4,892	20
*	Manhattan Associates Inc.	192	20
*	Cadence Design Systems Inc.	168	20
*	IPG Photonics Corp.	94	19
	QUALCOMM Inc.	131	19
*	Plexus Corp.	250	19
*	Rambus Inc.	1,178	18
*	OneSpan Inc.	892	18
*	Paycom Software Inc.	42	17
*	Axcelis Technologies Inc.	630	17
*	Dell Technologies Inc.	225	16
*	Perficient Inc.	319	15
*	Covetrus Inc.	482	13
*	Unisys Corp.	863	13
*	Match Group Inc.	78	11
*	A10 Networks Inc.	984	8
*	Vertiv Holdings Co. Class A	277	5
			3,962
Telecommunications (1.5%)
	Cisco Systems Inc.	2,414	104
	AT&T Inc.	2,649	76
*	Lumentum Holdings Inc.	632	54
	Verizon Communications Inc.	893	54
*	Ciena Corp.	795	36
	CenturyLink Inc.	2,826	29
*	NETGEAR Inc.	870	28
			381
Utilities (0.0%)
*	Evoqua Water Technologies Corp.	428	11
Total Common Stocks (Cost $21,656)			25,942
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
[2]	Vanguard Market Liquidity Fund, 0.109% (Cost $255)	2,550	255
Total Investments (100.0%) (Cost $21,911)			26,197
Other Assets and Liabilities — Net (0.0%)			(9)
Net Assets (100%)			26,188

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the value of this security represented 0.1% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

14

U.S. Multifactor Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Micro E-mini S&P 500 Index	December 2020	13	236	2

  See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Multifactor Fund

Statement of Assets and Liabilities

As of November 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $21,656)	25,942
Affiliated Issuers (Cost $255)	255
Total Investments in Securities	26,197
Investment in Vanguard	1
Cash Collateral Pledged—Futures Contracts	21
Receivables for Accrued Income	40
Receivables for Capital Shares Issued	8
Total Assets	26,267
Liabilities
Due to Custodian	1
Payables for Capital Shares Redeemed	75
Payables to Vanguard	2
Variation Margin Payable—Futures Contracts	1
Total Liabilities	79
Net Assets	26,188

At November 30, 2020, net assets consisted of:

Paid-in Capital	27,302
Total Distributable Earnings (Loss)	(1,114)
Net Assets	26,188

Net Assets
Applicable to 1,028,223 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	26,188
Net Asset Value Per Share	$25.47

   See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Multifactor Fund

Statement of Operations

Year Ended
November 30, 2020
($000)
Investment Income
Income
Dividends	478
Interest[1]	3
Total Income	481
Expenses
The Vanguard Group—Note B
Investment Advisory Services	—
Management and Administrative	11
Marketing and Distribution	—
Custodian Fees	5
Auditing Fees	30
Shareholders’ Reports	1
Trustees’ Fees and Expenses	—
Total Expenses	47
Net Investment Income	434
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,753)
Futures Contracts	(8)
Realized Net Gain (Loss)	(2,761)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	1,339
Futures Contracts	(3)
Change in Unrealized Appreciation (Depreciation)	1,336
Net Increase (Decrease) in Net Assets Resulting from Operations	(991)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $3,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

   See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Multifactor Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	434	591
Realized Net Gain (Loss)	(2,761)	(2,236)
Change in Unrealized Appreciation (Depreciation)	1,336	3,723
Net Increase (Decrease) in Net Assets Resulting from Operations	(991)	2,078
Distributions[1]
Total Distributions	(472)	(566)
Capital Share Transactions
Issued	11,365	19,938
Issued in Lieu of Cash Distributions	380	459
Redeemed	(17,034)	(24,560)
Net Increase (Decrease) from Capital Share Transactions	(5,289)	(4,163)
Total Increase (Decrease)	(6,752)	(2,651)
Net Assets
Beginning of Period	32,940	35,591
End of Period	26,188	32,940

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

   See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Multifactor Fund

Financial Highlights

			Feb. 15,
	Year Ended		2018[1] to
	November 30,		Nov. 30,
For a Share Outstanding Throughout Each Period	2020	2019	2018
Net Asset Value, Beginning of Period	$25.70	$24.53	$25.00
Investment Operations
Net Investment Income[2]	.382	.425	.333
Net Realized and Unrealized Gain (Loss) on Investments	(.214)	1.143	(.598)
Total from Investment Operations	.168	1.568	(. 265)
Distributions
Dividends from Net Investment Income	(.398)	(.398)	(. 205)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.398)	(.398)	(. 205)
Net Asset Value, End of Period	$25.47	$25.70	$24.53

Total Return[3]	0.97%	6.54%	-1.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$33	$36
Ratio of Total Expenses to Average Net Assets	0.18%	0.18%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	1.66%	1.76%	1.64%[4]
Portfolio Turnover Rate	74%	96%	58%

1	Inception.

2	Calculated based on average shares outstanding.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Annualized.

   See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Multifactor Fund

Notes to Financial Statements

Vanguard U.S. Multifactor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended November 30, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

20

U.S. Multifactor Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended November 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At November 30, 2020, the fund had contributed to Vanguard capital in the amount of $1,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

21

U.S. Multifactor Fund

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

At November 30, 2020, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales, and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	102
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(5,502)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,286

The tax character of distributions paid was as follows:

	Year Ended November 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	472	566
Long-Term Capital Gains	—	—
Total	472	566

* Includes short-term capital gains, if any.

22

U.S. Multifactor Fund

As of November 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	21,911
Gross Unrealized Appreciation	5,110
Gross Unrealized Depreciation	(824)
Net Unrealized Appreciation (Depreciation)	4,286

E.   During the year ended November 30, 2020, the fund purchased $19,114,000 of investment securities and sold $24,217,000 of investment securities, other than temporary cash investments.

F.   Capital shares issued and redeemed were:

	Year Ended November 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	524	841
Issued in Lieu of Cash Distributions	18	19
Redeemed	(795)	(1,029)
Net Increase (Decrease) in Shares Outstanding	(253)	(169)

G.   Management has determined that no events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Wellington Fund and Shareholders of Vanguard U.S. Multifactor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard U.S. Multifactor Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2020 and for the period February 15, 2018 (inception) through November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the two years in the period ended November 30, 2020 and for the period February 15, 2018 (inception) through November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 14, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

24

Special 2020 tax information (unaudited) for Vanguard U.S. Multifactor Fund

This information for the fiscal year ended November 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $472,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.

© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5160 012021

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended November 30, 2020: $168,000
Fiscal Year Ended November 30, 2019: $170,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2020: $10,761,407
Fiscal Year Ended November 30, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended November 30, 2020: $2,915,863
Fiscal Year Ended November 30, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)        Tax Fees.

Fiscal Year Ended November 30, 2020: $247,168
Fiscal Year Ended November 30, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)        All Other Fees.

Fiscal Year Ended November 30, 2020: $115,000
Fiscal Year Ended November 30, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)        Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2020: $362,168
Fiscal Year Ended November 30, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)        For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

	Shares	Market Value ($000)
Common Stocks (66.8%)
Communication Services (8.4%)
* Alphabet Inc. Class A	2,833,345	4,970,820
* Facebook Inc. Class A	10,050,356	2,783,647
Comcast Corp. Class A	32,147,844	1,615,108
		9,369,575
Consumer Discretionary (6.9%)
McDonald's Corp.	12,475,407	2,712,653
TJX Cos. Inc.	27,918,492	1,773,103
Home Depot Inc.	6,179,195	1,714,170
* Alibaba Group Holding Ltd. ADR	4,464,653	1,175,811
Dollar General Corp.	1,760,452	384,800
		7,760,537
Consumer Staples (5.8%)
Procter & Gamble Co.	14,209,871	1,973,325
Coca-Cola Co.	29,325,690	1,513,206
Nestle SA	12,192,132	1,365,696
Sysco Corp.	18,014,737	1,284,270
Diageo plc	8,646,328	332,850
		6,469,347
Energy (1.2%)
TOTAL SE	32,206,760	1,367,042

Financials (9.5%)
JPMorgan Chase & Co.	17,811,116	2,099,574
Charles Schwab Corp.	40,719,889	1,986,316
BlackRock Inc.	2,130,798	1,488,043
Bank of America Corp.	47,083,838	1,325,881
Progressive Corp.	14,091,409	1,227,503
American Express Co.	8,293,198	983,490
Blackstone Group LP Class A	15,453,876	920,278
Prudential plc	26,834,247	412,652
Morgan Stanley	1,766,000	109,192
		10,552,929
Health Care (10.3%)
Pfizer Inc.	44,106,059	1,689,703
Becton Dickinson and Co.	6,174,609	1,450,045
UnitedHealth Group Inc.	4,232,554	1,423,577
Novartis AG	13,565,475	1,228,158
Abbott Laboratories	11,260,203	1,218,579
AstraZeneca plc ADR	20,079,268	1,062,996
HCA Healthcare Inc.	5,985,122	898,427
Anthem Inc.	2,814,460	876,761
Humana Inc.	1,812,557	725,965
Danaher Corp.	2,724,971	612,110
Baxter International Inc.	4,667,209	355,035
		11,541,356
Industrials (6.8%)
Deere & Co.	4,008,247	1,048,638
Union Pacific Corp.	4,865,499	992,951
Trane Technologies plc	6,118,754	894,807
Northrop Grumman Corp.	2,624,086	793,156
Lockheed Martin Corp.	2,136,555	779,842
Raytheon Technologies Corp.	9,598,266	688,388
Schneider Electric SE	4,770,563	664,668
Fortive Corp.	9,464,295	663,731
Vinci SA	5,331,257	541,647
United Parcel Service Inc. Class B	3,102,172	530,688
		7,598,516
Information Technology (14.8%)
Microsoft Corp.	25,033,612	5,358,945
Apple Inc.	29,607,744	3,524,802
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,392,543	1,687,424

1

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

	Shares	Market Value ($000)
Texas Instruments Inc.	9,924,887	1,600,388
Global Payments Inc.	6,776,836	1,322,771
Accenture plc Class A	2,438,360	607,371
Lam Research Corp.	1,218,832	551,716
KLA Corp.	2,037,051	513,276
Cisco Systems Inc.	10,459,082	449,950
* salesforce.com Inc.	1,567,179	385,213
Fidelity National Information Services Inc.	2,417,718	358,814
* Vontier Corp.	3,549,487	117,736
		16,478,406
Real Estate (1.0%)
American Tower Corp.	4,683,459	1,082,816

Utilities (2.1%)
Duke Energy Corp.	12,947,378	1,199,704
Exelon Corp.	29,185,844	1,198,662
		2,398,366
Total Common Stocks (Cost $46,901,108)		74,618,890

		Coupon	Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (5.3%)
U.S. Government Securities (4.4%)
	United States Treasury Note/Bond	0.125%	10/31/22	205,000	204,904
	United States Treasury Note/Bond	2.500%	3/31/23	89,000	93,826
	United States Treasury Note/Bond	0.125%	5/15/23	164,470	164,315
	United States Treasury Note/Bond	2.625%	6/30/23	119,090	126,607
	United States Treasury Note/Bond	2.750%	7/31/23	104,000	111,118
	United States Treasury Note/Bond	1.750%	6/30/24	336,990	355,157
	United States Treasury Note/Bond	2.000%	2/15/25	364,360	390,262
1	United States Treasury Note/Bond	1.125%	2/28/25	198,905	205,773
	United States Treasury Note/Bond	0.250%	5/31/25	850,000	847,212
	United States Treasury Note/Bond	0.250%	7/31/25	245,975	244,937
	United States Treasury Note/Bond	2.000%	8/15/25	61,860	66,654
	United States Treasury Note/Bond	0.250%	8/31/25	125,010	124,444
	United States Treasury Note/Bond	1.625%	5/15/26	78,110	83,150
	United States Treasury Note/Bond	2.000%	11/15/26	30,000	32,658
	United States Treasury Note/Bond	2.250%	11/15/27	383,050	426,082
	United States Treasury Note/Bond	3.125%	11/15/28	123,595	146,807
	United States Treasury Note/Bond	2.375%	5/15/29	37,325	42,317
	United States Treasury Note/Bond	1.500%	2/15/30	146,255	155,396
	United States Treasury Note/Bond	0.625%	5/15/30	507,790	498,589
	United States Treasury Note/Bond	0.875%	11/15/30	8,200	8,218
	United States Treasury Note/Bond	1.125%	8/15/40	206,405	197,827
	United States Treasury Note/Bond	2.250%	8/15/46	85,179	98,422
	United States Treasury Note/Bond	2.750%	8/15/47	40,270	51,130
	United States Treasury Note/Bond	2.875%	5/15/49	395	517
1	United States Treasury Note/Bond	2.000%	2/15/50	26,806	29,537
	United States Treasury Note/Bond	1.250%	5/15/50	115,765	106,594
	United States Treasury Note/Bond	1.375%	8/15/50	86,890	82,545
	United States Treasury Note/Bond	1.625%	11/15/50	17,515	17,704
					4,912,702
Conventional Mortgage-Backed Securities (0.4%)
2,3	Fannie Mae Pool	2.500%	9/1/27–4/1/38	52,615	55,087
2,3	Fannie Mae Pool	2.780%	6/1/26	29,166	31,983
2,3	Fannie Mae Pool	3.000%	8/1/42–11/1/46	491	519
2,3	Fannie Mae Pool	3.070%	2/1/25	11,700	12,713
2,3	Fannie Mae Pool	3.500%	11/1/45–6/1/46	126	134
2,3	Freddie Mac Gold Pool	3.000%	5/1/22–9/1/22	4	4
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	1,441	1,711

2

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
2,3,4	UMBS Pool	1.500%	12/1/35	90,000	92,278
2,3,4	UMBS Pool	2.000%	12/1/35–12/1/50	246,700	256,606
					451,035
Nonconventional Mortgage-Backed Securities (0.5%)
2,3	Fannie Mae REMICS	1.500%	8/25/41–11/25/42	21,514	21,788
2,3	Fannie Mae REMICS	1.700%	6/25/43	3,882	3,942
2,3	Fannie Mae REMICS	2.000%	6/25/44	3,352	3,411
2,3	Fannie Mae REMICS	3.000%	2/25/49–9/25/57	89,345	92,434
2,3	Fannie Mae REMICS	3.500%	4/25/31–6/25/59	293,627	315,220
2,3	Fannie Mae REMICS	4.000%	5/25/31–7/25/53	16,498	17,655
2,3	Freddie Mac REMICS	1.500%	10/15/42	10,191	10,284
2,3	Freddie Mac REMICS	1.750%	3/15/41	13,649	13,902
2,3	Freddie Mac REMICS	2.000%	7/15/31	11,182	11,427
2,3	Freddie Mac REMICS	3.000%	12/15/39	4,045	4,096
2,3	Freddie Mac REMICS	3.500%	3/15/31	3,691	3,987
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	72,833	79,911
3	Ginnie Mae REMICS	1.700%	10/20/45	7,081	7,152
3	Ginnie Mae REMICS	1.800%	5/20/41	6,952	7,054
					592,263
Total U.S. Government and Agency Obligations (Cost $5,738,186)					5,956,000
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
3,5	Aaset 2019-1 Trust	3.844%	5/15/39	13,833	12,996
3,5	American Tower Trust I	3.070%	3/15/23	43,000	43,793
3	AmeriCredit Automobile Receivables Trust 2016-3	2.240%	4/8/22	1,748	1,750
3,5	Angel Oak Mortgage Trust 2019-5	2.593%	10/25/49	9,745	9,870
3,5	Angel Oak Mortgage Trust 2019-6	2.620%	11/25/59	24,601	24,956
3,5	Angel Oak Mortgage Trust I LLC 2019-2	3.628%	3/25/49	5,403	5,478
3,5	Angel Oak Mortgage Trust LLC	2.993%	7/26/49	19,155	19,323
3,5,6	Atlas Senior Loan Fund X Ltd., 3M USD LIBOR + 1.090%	1.327%	1/15/31	7,799	7,708
3,5,6	Avery Point IV CLO Ltd., 3M USD LIBOR + 1.100%	1.315%	4/25/26	4,767	4,764
3,5,6	Babson CLO Ltd. 2014-I, 3M USD LIBOR + 1.150%	1.368%	7/20/25	78	78
5	Bank of Montreal	2.500%	1/11/22	60,000	61,428
3,5	Canadian Pacer Auto Receivables Trust A Series 2018	3.270%	12/19/22	3,463	3,486
3,5	Castlelake Aircraft Securitization Trust 2019-1	3.967%	4/15/39	26,112	24,431
3,5,6	Cent CLO, 3M USD LIBOR + 1.150%	1.365%	10/25/28	16,895	16,844
3,5	Chesapeake Funding II LLC	3.390%	1/15/31	18,497	18,979
3,5	Chesapeake Funding II LLC 2017-2A	1.990%	5/15/29	547	548
3,5	Chesapeake Funding II LLC 2018-1	3.040%	4/15/30	15,956	16,189
3,5	Cloud Pass-Through Trust 2019-1	3.554%	12/5/22	14,165	14,350
3,5	COLT 2019-2 Mortgage Loan Trust	3.337%	5/25/49	7,778	7,838
3,5	COLT 2020-1 Mortgage Loan Trust	2.488%	2/25/50	13,908	14,066
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,633
3,5	DB Master Finance LLC	3.787%	5/20/49	15,761	16,144
3,5	DB Master Finance LLC	4.021%	5/20/49	14,067	14,810
3,5	Deephave Residential Mortgage Trust 2019-2	3.558%	4/25/59	7,635	7,690
5	DNB Boligkreditt AS	2.500%	3/28/22	47,550	48,822
3,5	Enterprise Fleet Financing LLC	3.100%	10/20/23	3,495	3,546
3,5	Enterprise Fleet Financing LLC	2.290%	2/20/25	24,786	25,235
3,5	Enterprise Fleet Financing LLC Series 2018-1	2.870%	10/20/23	4,176	4,192
3,5	Enterprise Fleet Financing LLC Series 2018-3	3.380%	5/20/24	8,253	8,361
3,5	Enterprise Fleet Financing LLC Series 2019-1	2.980%	10/20/24	14,609	14,822
3,5	Enterprise Fleet Financing LLC Series 2019-3	2.060%	5/20/25	17,124	17,406
3,5	Exeter Automobile Receivables Trust 2019-3	2.590%	9/15/22	541	542
3,5	Exeter Automobile Receivables Trust 2019-4	2.180%	1/17/23	2,812	2,816
2,3,6	Fannie Mae Connecticut Avenue Securities, 1M USD LIBOR + 5.900%	6.050%	10/25/28	5,005	5,257
2,3	Freddie Mac Multifamily Structured Pass Through Certificates	2.610%	1/25/26	20,000	21,570
2,3	Freddie Mac Multifamily Structured Pass Through Certificates	2.282%	7/25/26	30,375	32,686
3,5	Hertz Fleet Lease Funding LP 2019-1	2.700%	1/10/33	20,577	20,851

3

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
3,5	Horizon Aircraft Finance Ltd.	3.721%	7/15/39	10,979	10,459
3,5	Horizon Aircraft Finance Ltd.	3.425%	11/15/39	10,831	10,319
3,5	MACH 1 Cayman 2019-1 Ltd.	3.474%	10/15/39	11,899	11,400
3,5,6	Madison Park Funding XII Ltd., 3M USD LIBOR + 1.260%	1.478%	7/20/26	3,136	3,136
3,5,6	Madison Park Funding XIII Ltd., 3M USD LIBOR + 0.950%	1.168%	4/19/30	33,570	33,217
3,5	MAPS Ltd.	4.458%	3/15/44	6,202	5,840
3,5,6	Master Credit Card Trust II Series 2018-1A, 1M USD LIBOR + 0.490%	0.636%	7/21/24	36,370	36,199
3,5	OneMain Direct Auto Receivables Trust	3.430%	12/16/24	26,352	26,616
3,5	OneMain Financial Issuance Trust 2017-1	2.370%	9/14/32	5,448	5,457
3,5	OneMain Financial Issuance Trust 2019-1	3.480%	2/14/31	35,250	35,545
3,5	Santander Retail Auto Lease Trust 2019-A	2.720%	1/20/22	6,495	6,516
3,5	Santander Retail Auto Lease Trust 2019-B	2.300%	1/20/23	12,145	12,380
2,3	Seasoned Credit Risk Transfer Trust Series 2018-4	3.500%	3/25/58	18,447	19,728
2,3	Seasoned Credit Risk Transfer Trust Series 2019-1	3.500%	7/25/58	31,141	33,429
2,3	Seasoned Credit Risk Transfer Trust Series 2019-3	3.500%	10/25/58	48,841	52,669
3,5	Securitized Term Auto Receivables Trust 2018-2	3.325%	8/25/22	9,413	9,493
3,5,6	Seneca Park CLO Ltd. 2014-1, 3M USD LIBOR + 1.120%	1.338%	7/17/26	407	406
3,5	SFAVE Commercial Mortgage Securities Trust 2015-5AVE	4.144%	1/5/43	27,300	25,784
3,5	SoFi Consumer Loan Program 2018-4 Trust	3.540%	11/26/27	3,035	3,055
3,5	SoFi Consumer Loan Program 2019-1 Trust	3.240%	2/25/28	5,727	5,780
3,5	SoFi Consumer Loan Program 2020-1 Trust	2.020%	1/25/29	12,989	13,115
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	11,032	11,033
3,5	Start III Ltd.	3.536%	11/15/44	1,004	945
3,5	START Ireland	4.089%	3/15/44	13,032	12,240
3,5,6	Symphony CLO XIV Ltd., 3M USD LIBOR + 0.950%	1.179%	7/14/26	34,309	34,146
3,5,6	Thacher Park CLO Ltd., 3M USD LIBOR + 1.160%	1.378%	10/20/26	3,312	3,311
3,5	Towd Point Mortgage Trust 2016-3	2.250%	4/25/56	834	838
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	9,053
3,5	Vantage Data Centers LLC	1.645%	9/15/45	29,505	29,217
3,5	Vantage Data Centers LLC 2019-1A	3.188%	7/15/44	8,986	9,407
3,5	Verus Securitization Trust 2019-2	3.211%	5/25/59	9,550	9,669
3,5,6	Voya CLO 2014-1 Ltd., 3M USD LIBOR + 0.990%	1.208%	4/18/31	20,525	20,297
3,5	Westlake Automobile Receivables Trust	2.150%	2/15/23	7,889	7,941
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,073,457)					1,080,898
Corporate Bonds (21.0%)
Finance (7.6%)
	Banking (6.0%)
	American Express Credit Corp.	2.700%	3/3/22	54,990	56,485
5	Australia & New Zealand Banking Group Ltd.	2.570%	11/25/35	22,135	22,384
	Banco Santander SA	3.125%	2/23/23	28,400	29,915
	Banco Santander SA	3.848%	4/12/23	16,400	17,590
	Banco Santander SA	2.749%	12/3/30	15,600	15,600
	Bank of America Corp.	3.300%	1/11/23	7,905	8,380
3	Bank of America Corp.	2.816%	7/21/23	60,525	62,801
	Bank of America Corp.	4.125%	1/22/24	16,100	17,768
	Bank of America Corp.	4.000%	1/22/25	32,900	36,760
	Bank of America Corp.	3.500%	4/19/26	10,000	11,332
3	Bank of America Corp.	3.559%	4/23/27	86,705	97,173
3	Bank of America Corp.	3.593%	7/21/28	37,950	42,918
3	Bank of America Corp.	3.419%	12/20/28	8,681	9,757
3	Bank of America Corp.	4.271%	7/23/29	74,365	88,493
3	Bank of America Corp.	3.974%	2/7/30	120,185	140,905
3	Bank of America Corp.	3.194%	7/23/30	35,285	39,293
3	Bank of America Corp.	2.496%	2/13/31	50,870	53,783
	Bank of America Corp.	5.875%	2/7/42	9,965	15,388
	Bank of America Corp.	5.000%	1/21/44	39,433	56,340
3	Bank of America Corp.	3.946%	1/23/49	5,380	6,787

4

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
3	Bank of America Corp.	4.330%	3/15/50	78,120	102,932
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	30,557
	Bank of Nova Scotia	2.700%	8/3/26	63,160	69,199
3	Barclays plc	3.932%	5/7/25	55,605	60,364
6	Barclays plc, 3M USD LIBOR + 1.380%	1.601%	5/16/24	36,385	36,789
5	BNP Paribas SA	2.950%	5/23/22	4,105	4,258
	BNP Paribas SA	3.250%	3/3/23	7,620	8,114
5	BNP Paribas SA	3.800%	1/10/24	44,775	48,710
5	BNP Paribas SA	3.375%	1/9/25	60,670	66,089
3,5	BNP Paribas SA	2.819%	11/19/25	45,685	48,708
5	BNP Paribas SA	3.500%	11/16/27	69,325	77,807
5	BPCE SA	5.700%	10/22/23	6,225	7,009
	BPCE SA	4.000%	4/15/24	30,615	33,953
5	BPCE SA	5.150%	7/21/24	43,790	49,598
5	BPCE SA	3.500%	10/23/27	64,230	71,498
5	BPCE SA	2.700%	10/1/29	50,000	53,935
6	Canadian Imperial Bank of Commerce, 3M USD LIBOR + 0.720%	0.957%	6/16/22	57,780	58,287
	Capital One Financial Corp.	3.750%	4/24/24	55,460	60,442
	Capital One Financial Corp.	3.200%	2/5/25	24,185	26,287
	Citigroup Inc.	4.500%	1/14/22	33,920	35,447
	Citigroup Inc.	4.125%	7/25/28	14,550	16,953
3	Citigroup Inc.	3.520%	10/27/28	72,550	81,918
	Citigroup Inc.	6.625%	6/15/32	45,000	64,147
3	Citigroup Inc.	3.878%	1/24/39	37,030	44,455
	Comerica Bank	2.500%	7/23/24	27,415	29,217
5	Credit Agricole SA	3.750%	4/24/23	31,675	34,028
5	Credit Agricole SA	3.250%	10/4/24	71,600	77,486
	Credit Suisse AG	3.000%	10/29/21	18,325	18,761
	Credit Suisse AG	3.625%	9/9/24	4,885	5,410
5	Credit Suisse Group AG	3.574%	1/9/23	20,675	21,342
3,5	Credit Suisse Group AG	4.207%	6/12/24	12,375	13,380
3,5	Credit Suisse Group AG	2.593%	9/11/25	17,585	18,513
3,5	Credit Suisse Group AG	3.869%	1/12/29	10,980	12,405
5,6	Credit Suisse Group AG, 3M USD LIBOR + 1.240%	1.489%	6/12/24	25,015	25,331
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	58,457
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	75,263
5	Danske Bank A/S	5.000%	1/12/22	21,605	22,591
5	Danske Bank A/S	3.875%	9/12/23	46,290	49,870
5	Danske Bank A/S	5.375%	1/12/24	28,240	31,715
5	Danske Bank A/S	1.621%	9/11/26	28,990	28,891
	Deutsche Bank AG	4.250%	10/14/21	25,995	26,695
	Fifth Third Bancorp	2.550%	5/5/27	19,150	20,684
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	43,222
3	Goldman Sachs Group Inc.	2.876%	10/31/22	64,880	66,254
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	37,708
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	19,326
3	Goldman Sachs Group Inc.	3.272%	9/29/25	46,260	50,325
	Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	20,495
3	Goldman Sachs Group Inc.	3.691%	6/5/28	15,055	17,180
3	Goldman Sachs Group Inc.	3.814%	4/23/29	23,795	27,488
3	Goldman Sachs Group Inc.	4.223%	5/1/29	67,740	80,349
	Goldman Sachs Group Inc.	3.800%	3/15/30	19,490	22,845
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	67,500
	Goldman Sachs Group Inc.	6.250%	2/1/41	20,135	31,794
	Goldman Sachs Group Inc.	4.800%	7/8/44	25,675	35,664
5	HSBC Bank plc	4.750%	1/19/21	62,040	62,392
	HSBC Holdings plc	3.600%	5/25/23	60,200	64,601
	HSBC Holdings plc	3.900%	5/25/26	12,085	13,638
	HSBC Holdings plc	1.589%	5/24/27	25,850	25,949
3	HSBC Holdings plc	4.041%	3/13/28	21,805	24,686
3	HSBC Holdings plc	4.583%	6/19/29	40,480	47,595
3	HSBC Holdings plc	2.357%	8/18/31	30,555	31,288
	HSBC Holdings plc	6.500%	5/2/36	25,000	35,483

5

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	HSBC Holdings plc	6.100%	1/14/42	40,665	60,612
	HSBC Holdings plc	5.250%	3/14/44	13,210	17,835
6	HSBC Holdings plc, 3M USD LIBOR + 1.000%	1.220%	5/18/24	26,340	26,457
	HSBC USA Inc.	3.500%	6/23/24	28,025	30,580
	ING Groep NV	3.150%	3/29/22	12,955	13,413
	ING Groep NV	3.950%	3/29/27	44,565	51,120
	JPMorgan Chase & Co.	3.375%	5/1/23	27,610	29,507
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	42,947
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	15,672
	JPMorgan Chase & Co.	4.125%	12/15/26	29,835	34,866
	JPMorgan Chase & Co.	4.250%	10/1/27	13,420	15,777
3	JPMorgan Chase & Co.	4.452%	12/5/29	64,735	78,368
3	JPMorgan Chase & Co.	3.702%	5/6/30	16,000	18,476
3	JPMorgan Chase & Co.	3.109%	4/22/41	19,440	21,584
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	146,219
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	27,042
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	24,270
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	21,369
3	JPMorgan Chase & Co.	3.964%	11/15/48	159,600	203,830
3	JPMorgan Chase & Co.	3.109%	4/22/51	19,885	22,358
3,5	Macquarie Group Ltd.	4.150%	3/27/24	49,500	53,030
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	26,815
	Mitsubishi UFJ Financial Group Inc.	2.623%	7/18/22	67,980	70,419
	Morgan Stanley	5.750%	1/25/21	79,825	80,424
	Morgan Stanley	2.500%	4/21/21	10,000	10,084
	Morgan Stanley	3.875%	4/29/24	97,010	107,192
	Morgan Stanley	3.700%	10/23/24	29,050	32,199
3	Morgan Stanley	2.720%	7/22/25	53,860	57,641
	Morgan Stanley	4.000%	7/23/25	29,455	33,734
	Morgan Stanley	3.125%	7/27/26	11,435	12,734
	Morgan Stanley	6.250%	8/9/26	20,000	25,466
	Morgan Stanley	3.625%	1/20/27	60,000	68,420
3	Morgan Stanley	3.772%	1/24/29	56,905	65,746
3	Morgan Stanley	2.699%	1/22/31	74,290	80,392
	Morgan Stanley	4.300%	1/27/45	18,360	24,973
5	National Australia Bank Ltd.	2.332%	8/21/30	66,055	65,599
3,5	Nationwide Building Society	3.622%	4/26/23	23,975	24,963
5	NBK SPC Ltd.	2.750%	5/30/22	56,530	57,774
	PNC Bank NA	3.300%	10/30/24	18,195	20,052
	PNC Bank NA	4.200%	11/1/25	16,650	19,152
	PNC Bank NA	3.100%	10/25/27	41,975	46,944
	PNC Bank NA	3.250%	1/22/28	60,465	68,416
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	45,667
	PNC Financial Services Group Inc.	2.550%	1/22/30	54,405	59,516
	Santander Holdings USA Inc.	3.700%	3/28/22	33,065	34,189
	Santander Holdings USA Inc.	3.400%	1/18/23	20,375	21,382
5	Societe Generale SA	3.250%	1/12/22	38,635	39,697
3	State Street Corp.	2.653%	5/15/23	30,770	31,666
	Synchrony Bank	3.650%	5/24/21	46,195	46,771
	Truist Bank	2.625%	1/15/22	25,200	25,799
	Truist Bank	3.300%	5/15/26	12,895	14,419
	Truist Financial Corp.	2.750%	4/1/22	61,300	63,131
	Truist Financial Corp.	2.200%	3/16/23	31,045	32,250
	Truist Financial Corp.	3.700%	6/5/25	49,000	55,109
	Truist Financial Corp.	1.950%	6/5/30	22,005	22,909
3,5	UBS Group AG	3.126%	8/13/30	16,000	17,849
5	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,130	5,181
	US Bancorp	3.700%	1/30/24	52,500	57,313
	Wells Fargo & Co.	3.500%	3/8/22	64,245	66,734
	Wells Fargo & Co.	3.069%	1/24/23	12,990	13,347
	Wells Fargo & Co.	3.450%	2/13/23	48,895	51,835
	Wells Fargo & Co.	4.480%	1/16/24	46,156	51,012
	Wells Fargo & Co.	3.750%	1/24/24	50,755	55,003
	Wells Fargo & Co.	3.550%	9/29/25	32,170	35,911

6

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Wells Fargo & Co.	3.000%	4/22/26	39,405	43,191
3	Wells Fargo & Co.	3.196%	6/17/27	60,555	66,993
3	Wells Fargo & Co.	2.879%	10/30/30	15,000	16,250
3	Wells Fargo & Co.	2.572%	2/11/31	76,020	80,577
	Wells Fargo & Co.	5.606%	1/15/44	68,281	97,825
	Wells Fargo & Co.	4.650%	11/4/44	10,315	13,341
	Wells Fargo & Co.	4.900%	11/17/45	19,160	25,702
	Wells Fargo & Co.	4.400%	6/14/46	73,300	92,760
	Wells Fargo & Co.	4.750%	12/7/46	23,150	30,692
	Brokerage (0.1%)
	Charles Schwab Corp.	3.200%	3/2/27	19,665	22,043
	Intercontinental Exchange Inc.	2.650%	9/15/40	5,860	6,077
	Intercontinental Exchange Inc.	3.000%	6/15/50	12,730	13,855
	Intercontinental Exchange Inc.	3.000%	9/15/60	31,960	33,967
	Insurance (1.4%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,200
	Aetna Inc.	2.800%	6/15/23	25,660	26,984
5	AIA Group Ltd.	3.600%	4/9/29	50,475	57,085
5	AIA Group Ltd.	3.375%	4/7/30	12,460	13,968
	American International Group Inc.	4.250%	3/15/29	35,227	42,074
	American International Group Inc.	4.500%	7/16/44	6,907	8,849
	American International Group Inc.	4.750%	4/1/48	4,585	6,194
	Anthem Inc.	3.700%	8/15/21	10,000	10,158
	Anthem Inc.	3.300%	1/15/23	42,468	44,935
	Anthem Inc.	3.650%	12/1/27	26,975	30,905
	Anthem Inc.	4.101%	3/1/28	40,910	47,933
	Anthem Inc.	4.650%	8/15/44	2,876	3,793
	Chubb Corp.	6.000%	5/11/37	50,000	75,107
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	24,395
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	40,446
5	Equitable Financial Life Global Funding	1.400%	7/7/25	10,395	10,626
5	Equitable Financial Life Global Funding	1.400%	8/27/27	18,220	18,229
5	Farmers Exchange Capital	7.050%	7/15/28	25,000	30,606
5	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,603
5	Jackson National Life Global Funding	3.250%	1/30/24	24,070	25,767
5	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	25,099
5	Liberty Mutual Group Inc.	4.250%	6/15/23	3,160	3,432
5	Liberty Mutual Group Inc.	4.569%	2/1/29	11,170	13,641
5	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	39,921
	Marsh & McLennan Cos. Inc.	4.375%	3/15/29	23,405	28,581
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	10,915	16,081
	MetLife Inc.	3.600%	4/10/24	35,035	38,551
	MetLife Inc.	4.125%	8/13/42	5,565	7,021
	MetLife Inc.	4.875%	11/13/43	17,000	23,702
5	Metropolitan Life Global Funding I	2.650%	4/8/22	13,770	14,192
5	Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	27,038
5	Metropolitan Life Global Funding I	3.000%	9/19/27	21,455	23,815
5	Nationwide Financial Services Inc.	3.900%	11/30/49	48,905	52,667
5	Nationwide Mutual Insurance Co.	4.350%	4/30/50	27,345	31,934
5	New York Life Global Funding	2.900%	1/17/24	29,050	31,063
5	New York Life Insurance Co.	5.875%	5/15/33	55,395	76,289
5	New York Life Insurance Co.	3.750%	5/15/50	9,245	10,955
5	New York Life Insurance Co.	4.450%	5/15/69	15,270	20,741
5	Northwestern Mutual Life Insurance Co.	3.850%	9/30/47	24,134	28,364
5	Northwestern Mutual Life Insurance Co.	3.625%	9/30/59	9,324	10,609
5	Principal Financial Global Funding LLC	2.500%	9/16/29	25,000	27,052
	Prudential plc	3.125%	4/14/30	14,640	16,665
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	24,830	33,024
5	Teachers Insurance & Annuity Assn. of America	4.270%	5/15/47	42,390	52,348
	Torchmark Corp.	7.875%	5/15/23	45,000	52,597
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,821
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	16,892
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	17,237

7

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	UnitedHealth Group Inc.	3.850%	6/15/28	34,565	41,030
	UnitedHealth Group Inc.	2.000%	5/15/30	7,515	7,977
	UnitedHealth Group Inc.	4.625%	7/15/35	9,595	12,980
	UnitedHealth Group Inc.	2.750%	5/15/40	8,505	9,321
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	88,059
	UnitedHealth Group Inc.	4.750%	7/15/45	24,520	34,881
	UnitedHealth Group Inc.	4.200%	1/15/47	8,620	11,467
	UnitedHealth Group Inc.	4.250%	6/15/48	22,215	30,138
	UnitedHealth Group Inc.	4.450%	12/15/48	4,970	6,952
	UnitedHealth Group Inc.	3.700%	8/15/49	23,160	28,971
	UnitedHealth Group Inc.	2.900%	5/15/50	26,720	29,690
	UnitedHealth Group Inc.	3.875%	8/15/59	4,125	5,457
	Real Estate Investment Trusts (0.1%)
	Boston Properties LP	3.125%	9/1/23	13,275	14,089
	Boston Properties LP	3.800%	2/1/24	1,750	1,905
	Healthpeak Properties Inc.	3.000%	1/15/30	31,475	34,275
	Realty Income Corp.	3.250%	1/15/31	12,940	14,617
5	Scentre Management Ltd / RE1 Ltd.	4.375%	5/28/30	19,110	21,702
	Simon Property Group LP	3.750%	2/1/24	3,265	3,530
	Simon Property Group LP	3.375%	10/1/24	10,055	10,861
	Simon Property Group LP	2.450%	9/13/29	19,865	20,305
	VEREIT Operating Partnership LP	3.400%	1/15/28	5,900	6,379
	VEREIT Operating Partnership LP	2.200%	6/15/28	24,400	24,561
	VEREIT Operating Partnership LP	2.850%	12/15/32	13,205	13,530
					8,499,429
Industrial (10.4%)
	Basic Industry (0.1%)
	International Paper Co.	4.350%	8/15/48	45,400	59,491

	Capital Goods (0.6%)
5	BAE Systems Holdings Inc.	2.850%	12/15/20	6,060	6,052
5	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	12,481
5	BAE Systems plc	3.400%	4/15/30	7,335	8,274
	Boeing Co.	2.700%	2/1/27	17,155	17,198
	Boeing Co.	8.625%	11/15/31	9,460	13,479
5	Carrier Global Corp.	2.722%	2/15/30	15,418	16,399
	Caterpillar Inc.	2.600%	6/26/22	11,345	11,686
	Caterpillar Inc.	3.400%	5/15/24	14,200	15,449
	Deere & Co.	7.125%	3/3/31	17,500	25,822
	General Electric Co.	3.100%	1/9/23	8,635	9,074
	Illinois Tool Works Inc.	3.500%	3/1/24	52,955	57,653
	John Deere Capital Corp.	3.450%	3/13/25	43,145	48,160
	Lockheed Martin Corp.	2.900%	3/1/25	10,450	11,391
	Lockheed Martin Corp.	1.850%	6/15/30	1,700	1,778
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	10,517
	Lockheed Martin Corp.	4.700%	5/15/46	14,370	20,158
	Lockheed Martin Corp.	2.800%	6/15/50	7,285	7,930
	Lockheed Martin Corp.	4.090%	9/15/52	5,500	7,463
	Otis Worldwide Corp.	2.565%	2/15/30	8,000	8,599
	Otis Worldwide Corp.	3.112%	2/15/40	17,030	18,657
	Otis Worldwide Corp.	3.362%	2/15/50	30,240	34,961
	Parker-Hannifin Corp.	3.250%	6/14/29	9,650	10,934
	Parker-Hannifin Corp.	4.450%	11/21/44	17,735	22,655
	Raytheon Technologies Corp.	4.125%	11/16/28	16,675	19,858
	Raytheon Technologies Corp.	6.050%	6/1/36	20,325	29,639
	Raytheon Technologies Corp.	6.125%	7/15/38	37,300	55,995
	Raytheon Technologies Corp.	4.450%	11/16/38	9,325	11,841
	Raytheon Technologies Corp.	4.500%	6/1/42	16,902	22,286
	Raytheon Technologies Corp.	3.750%	11/1/46	5,923	7,174
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	15,000	15,561
5	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	61,400	66,159
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	46,346
	Stanley Black & Decker Inc.	4.850%	11/15/48	24,455	34,527

8

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Communication (1.8%)
	America Movil SAB de CV	3.125%	7/16/22	84,600	88,093
	America Movil SAB de CV	3.625%	4/22/29	26,990	30,852
	America Movil SAB de CV	6.125%	3/30/40	7,380	10,931
	American Tower Corp.	5.000%	2/15/24	2,770	3,134
	American Tower Corp.	4.400%	2/15/26	7,315	8,444
	American Tower Corp.	3.800%	8/15/29	33,804	39,106
	AT&T Inc.	2.750%	6/1/31	36,795	38,924
	AT&T Inc.	3.650%	6/1/51	6,253	6,610
	AT&T Inc.	3.850%	6/1/60	23,037	24,399
5	British Telecommunications plc	3.250%	11/8/29	29,620	32,577
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/1/47	3,455	4,348
	Charter Communications Operating LLC / Charter Communications Operating Capital	5.125%	7/1/49	2,904	3,559
	Charter Communications Operating LLC / Charter Communications Operating Capital	4.800%	3/1/50	3,777	4,525
	Charter Communications Operating LLC / Charter Communications Operating Capital	3.700%	4/1/51	17,760	18,544
	Comcast Corp.	3.000%	2/1/24	25,345	27,251
	Comcast Corp.	3.600%	3/1/24	50,730	55,681
	Comcast Corp.	3.375%	2/15/25	2,540	2,803
	Comcast Corp.	4.250%	1/15/33	42,890	53,570
	Comcast Corp.	4.200%	8/15/34	26,890	33,700
	Comcast Corp.	5.650%	6/15/35	4,725	6,736
	Comcast Corp.	4.400%	8/15/35	32,325	41,282
	Comcast Corp.	6.500%	11/15/35	4,720	7,311
	Comcast Corp.	6.400%	5/15/38	968	1,492
	Comcast Corp.	4.600%	10/15/38	48,045	63,480
	Comcast Corp.	4.650%	7/15/42	47,970	64,912
	Comcast Corp.	4.500%	1/15/43	22,000	29,310
	Comcast Corp.	4.750%	3/1/44	34,643	47,719
	Comcast Corp.	4.600%	8/15/45	43,296	58,473
	Comcast Corp.	3.969%	11/1/47	8,452	10,601
	Comcast Corp.	4.000%	3/1/48	12,180	15,183
	Comcast Corp.	4.700%	10/15/48	40,520	57,130
	Comcast Corp.	3.999%	11/1/49	23,162	29,562
	Comcast Corp.	4.049%	11/1/52	19,920	25,807
	Comcast Corp.	4.950%	10/15/58	17,925	27,431
5	Cox Communications Inc.	3.250%	12/15/22	27,995	29,465
5	Cox Communications Inc.	2.950%	6/30/23	5,870	6,176
5	Cox Communications Inc.	3.150%	8/15/24	7,268	7,846
5	Cox Communications Inc.	4.800%	2/1/35	30,000	37,514
5	Cox Communications Inc.	6.450%	12/1/36	5,850	8,068
5	Cox Communications Inc.	4.600%	8/15/47	4,435	5,778
	Crown Castle International Corp.	3.650%	9/1/27	10,215	11,528
	Crown Castle International Corp.	3.800%	2/15/28	8,435	9,607
5	Deutsche Telekom International Finance BV	3.600%	1/19/27	10,918	12,281
5	Deutsche Telekom International Finance BV	4.375%	6/21/28	21,754	25,910
5	Meituan Dianping	3.050%	10/28/30	7,755	8,022
	NBCUniversal Media LLC	4.450%	1/15/43	10,370	13,724
	Orange SA	4.125%	9/14/21	60,990	62,742
	Orange SA	9.000%	3/1/31	20,280	33,292
5	SK Telecom Co. Ltd.	3.750%	4/16/23	11,995	12,805
5	Sky Ltd.	3.750%	9/16/24	45,046	50,123
3,5	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC	4.738%	3/20/25	46,090	49,741
5	T-Mobile USA Inc.	2.050%	2/15/28	24,985	25,659
5	T-Mobile USA Inc.	3.875%	4/15/30	24,165	27,658
5	T-Mobile USA Inc.	3.300%	2/15/51	19,300	20,132
	Telefonica Emisiones SAU	5.213%	3/8/47	35,120	44,778
	Telefonica Emisiones SAU	5.520%	3/1/49	29,047	38,448
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,592

9

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Verizon Communications Inc.	4.329%	9/21/28	23,335	28,303
	Verizon Communications Inc.	4.812%	3/15/39	85,963	114,305
	Verizon Communications Inc.	4.750%	11/1/41	11,880	16,026
	Verizon Communications Inc.	4.862%	8/21/46	36,117	49,632
	Verizon Communications Inc.	5.012%	4/15/49	2,301	3,232
	Verizon Communications Inc.	4.672%	3/15/55	11,007	15,108
5	Verizon Communications Inc.	2.987%	10/30/56	24,607	25,973
	ViacomCBS Inc.	3.700%	6/1/28	15,190	17,206
	Vodafone Group plc	5.000%	5/30/38	1,895	2,467
	Vodafone Group plc	5.250%	5/30/48	45,220	61,592
	Walt Disney Co.	3.000%	9/15/22	11,891	12,438
	Walt Disney Co.	2.650%	1/13/31	3,850	4,192
	Walt Disney Co.	3.500%	5/13/40	50,260	58,640
	Walt Disney Co.	4.125%	6/1/44	6,280	7,878
	Walt Disney Co.	2.750%	9/1/49	16,835	17,317
	Walt Disney Co.	3.600%	1/13/51	27,250	32,253
	Walt Disney Co.	3.800%	5/13/60	28,415	35,240
	Consumer Cyclical (0.9%)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,570
	Alibaba Group Holding Ltd.	3.600%	11/28/24	39,860	43,887
	Alibaba Group Holding Ltd.	3.400%	12/6/27	85,240	95,475
	Amazon.com Inc.	2.800%	8/22/24	14,010	15,159
	Amazon.com Inc.	4.800%	12/5/34	37,370	51,555
	Amazon.com Inc.	4.950%	12/5/44	22,605	33,292
	Amazon.com Inc.	4.250%	8/22/57	41,385	58,737
	AutoZone Inc.	3.700%	4/15/22	46,136	47,888
5	BMW US Capital LLC	2.000%	4/11/21	21,300	21,380
5	Daimler Finance North America LLC	2.300%	2/12/21	34,470	34,591
5	Daimler Finance North America LLC	3.875%	9/15/21	3,961	4,064
5	Daimler Finance North America LLC	3.250%	8/1/24	5,870	6,355
	General Motors Financial Co. Inc.	3.550%	4/9/21	16,395	16,554
	General Motors Financial Co. Inc.	3.950%	4/13/24	57,810	62,643
	Home Depot Inc.	3.900%	12/6/28	10,250	12,287
	Home Depot Inc.	3.300%	4/15/40	18,410	21,609
	Home Depot Inc.	4.400%	3/15/45	28,655	38,071
	Home Depot Inc.	4.500%	12/6/48	12,215	17,031
5,6	Hyundai Capital America, 3M USD LIBOR + 0.940%	1.170%	7/8/21	50,400	50,476
	Lowe's Cos. Inc.	3.100%	5/3/27	68,700	76,920
	Lowe's Cos. Inc.	6.500%	3/15/29	13,301	18,010
	McDonald's Corp.	3.250%	6/10/24	5,460	5,950
	McDonald's Corp.	4.875%	12/9/45	9,940	13,579
	McDonald's Corp.	3.625%	9/1/49	37,735	44,251
	Starbucks Corp.	4.500%	11/15/48	51,181	66,347
	VF Corp.	2.800%	4/23/27	17,615	19,161
	VF Corp.	2.950%	4/23/30	37,015	40,512
	Walmart Inc.	3.550%	6/26/25	56,910	64,377
	Walmart Inc.	3.625%	12/15/47	14,215	18,221
	Consumer Noncyclical (3.1%)
	AbbVie Inc.	3.450%	3/15/22	18,695	19,335
	AbbVie Inc.	3.800%	3/15/25	15,725	17,578
	AbbVie Inc.	4.050%	11/21/39	20,255	23,824
	AbbVie Inc.	4.850%	6/15/44	18,000	23,848
	AbbVie Inc.	4.450%	5/14/46	29,520	37,285
	Advocate Health & Hospitals Corp.	2.211%	6/15/30	7,210	7,536
	Advocate Health & Hospitals Corp.	3.008%	6/15/50	8,980	9,636
5	Alcon Finance Corp.	2.750%	9/23/26	5,830	6,345
5	Alcon Finance Corp.	2.600%	5/27/30	4,690	4,982
5	Alcon Finance Corp.	3.800%	9/23/49	22,830	26,804
	Altria Group Inc.	2.850%	8/9/22	18,810	19,567
	Altria Group Inc.	5.800%	2/14/39	26,150	34,580
	Altria Group Inc.	4.500%	5/2/43	10,705	12,269
	Altria Group Inc.	3.875%	9/16/46	22,775	24,519
	Amgen Inc.	2.300%	2/25/31	43,075	45,514

10

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Amgen Inc.	3.150%	2/21/40	29,570	31,961
	Amgen Inc.	5.150%	11/15/41	10,583	14,653
5	Amgen Inc.	2.770%	9/1/53	14,741	14,773
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	25,428
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.700%	2/1/36	35,700	45,384
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide Inc.	4.900%	2/1/46	61,085	79,496
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	4,100	5,335
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	22,233
	Anheuser-Busch InBev Worldwide Inc.	4.600%	4/15/48	9,225	11,674
	Archer-Daniels-Midland Co.	4.500%	3/15/49	35,045	50,092
	Ascension Health	2.532%	11/15/29	22,515	24,329
3	Ascension Health	4.847%	11/15/53	23,970	36,047
	AstraZeneca plc	4.000%	1/17/29	47,000	56,459
	AstraZeneca plc	6.450%	9/15/37	23,385	36,153
	BAT Capital Corp.	3.557%	8/15/27	63,450	70,183
5	Bayer US Finance II LLC	4.250%	12/15/25	46,665	53,367
5	Bayer US Finance LLC	3.000%	10/8/21	46,850	47,842
5	Bayer US Finance LLC	3.375%	10/8/24	33,220	36,239
3	Bon Secours Mercy Health Inc.	3.464%	6/1/30	17,085	19,135
	Bon Secours Mercy Health Inc.	2.095%	6/1/31	11,305	11,359
	Boston Scientific Corp.	4.000%	3/1/29	6,810	7,984
	Bristol-Myers Squibb Co.	2.750%	2/15/23	4,553	4,775
	Bristol-Myers Squibb Co.	3.250%	2/20/23	7,830	8,302
	Bristol-Myers Squibb Co.	4.000%	8/15/23	1,500	1,637
	Bristol-Myers Squibb Co.	3.400%	7/26/29	31,020	36,025
	Bristol-Myers Squibb Co.	4.125%	6/15/39	17,720	22,509
	Bristol-Myers Squibb Co.	4.550%	2/20/48	7,347	10,141
	Bristol-Myers Squibb Co.	4.250%	10/26/49	20,963	28,032
5	Cargill Inc.	4.307%	5/14/21	60,532	61,612
5	Cargill Inc.	6.875%	5/1/28	19,355	25,347
5	Cargill Inc.	2.125%	4/23/30	5,265	5,599
5	Cargill Inc.	4.760%	11/23/45	28,190	38,030
	Children's Hospital Corp.	2.585%	2/1/50	5,460	5,484
	Cigna Corp.	3.250%	4/15/25	31,655	34,713
	Cigna Corp.	4.375%	10/15/28	18,600	22,349
	Coca-Cola Co.	4.500%	9/1/21	8,430	8,559
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	17,919
	CommonSpirit Health	2.950%	11/1/22	18,735	19,438
	CommonSpirit Health	4.200%	8/1/23	9,885	10,639
	CommonSpirit Health	2.760%	10/1/24	29,395	31,035
	CommonSpirit Health	3.347%	10/1/29	44,320	48,009
	CommonSpirit Health	2.782%	10/1/30	15,890	16,387
3	CommonSpirit Health	4.350%	11/1/42	23,365	26,582
	CommonSpirit Health	4.187%	10/1/49	40,235	44,662
	Conagra Brands Inc.	4.600%	11/1/25	7,855	9,153
	Conagra Brands Inc.	1.375%	11/1/27	11,765	11,857
	Conagra Brands Inc.	5.300%	11/1/38	6,410	8,609
	Constellation Brands Inc.	2.700%	5/9/22	2,385	2,456
	Constellation Brands Inc.	3.750%	5/1/50	2,415	2,843
	Cottage Health Obligated Group	3.304%	11/1/49	15,870	17,622
	CVS Health Corp.	4.300%	3/25/28	4,349	5,095
	CVS Health Corp.	4.875%	7/20/35	6,900	8,858
	CVS Health Corp.	4.125%	4/1/40	11,570	13,862
	CVS Health Corp.	5.125%	7/20/45	31,100	41,864
5	Danone SA	2.947%	11/2/26	30,550	33,598
	Diageo Capital plc	2.625%	4/29/23	48,310	50,544
	Diageo Capital plc	2.375%	10/24/29	20,000	21,553
	Diageo Capital plc	2.000%	4/29/30	5,830	6,079
	Diageo Capital plc	2.125%	4/29/32	1,845	1,951
	Diageo Investment Corp.	2.875%	5/11/22	26,991	27,934
	Dignity Health	3.812%	11/1/24	20,780	22,432
	Eli Lilly & Co.	4.150%	3/15/59	2,810	3,871

11

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	EMD Finance LLC	2.950%	3/19/22	23,660	24,311
	Estee Lauder Cos. Inc.	2.375%	12/1/29	12,615	13,718
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	29,282
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	24,663
	Gilead Sciences Inc.	4.500%	2/1/45	35,895	45,527
	Gilead Sciences Inc.	4.750%	3/1/46	19,970	26,375
	Gilead Sciences Inc.	2.800%	10/1/50	38,610	38,576
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	33,480
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	64,370
	HCA Inc.	5.125%	6/15/39	4,970	6,343
5	Imperial Tobacco Finance plc	3.750%	7/21/22	34,745	36,175
5	JAB Holdings BV	2.200%	11/23/30	9,385	9,383
	Kaiser Foundation Hospitals	3.500%	4/1/22	4,945	5,151
	Kaiser Foundation Hospitals	3.150%	5/1/27	14,823	16,536
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	18,999
	Kroger Co.	3.850%	8/1/23	10,770	11,644
	Kroger Co.	4.000%	2/1/24	22,290	24,494
	McCormick & Co. Inc.	2.500%	4/15/30	3,205	3,427
	Medtronic Inc.	3.500%	3/15/25	13,468	15,094
	Memorial Sloan-Kettering Cancer Center	2.955%	1/1/50	18,985	20,347
	Memorial Sloan-Kettering Cancer Center	4.125%	7/1/52	12,320	15,973
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	10,630	14,142
	Merck & Co. Inc.	2.750%	2/10/25	47,090	50,971
	Merck & Co. Inc.	3.400%	3/7/29	49,240	57,469
	Merck & Co. Inc.	4.150%	5/18/43	22,090	28,974
	Merck & Co. Inc.	4.000%	3/7/49	52,385	69,069
	Mercy Health	4.302%	7/1/28	20,339	23,189
	Molson Coors Beverage Co.	3.500%	5/1/22	16,525	17,192
	Molson Coors Beverage Co.	3.000%	7/15/26	54,900	59,797
	Novartis Capital Corp.	3.400%	5/6/24	16,695	18,305
	Novartis Capital Corp.	4.400%	5/6/44	25,896	35,839
	Partners Healthcare System Inc.	3.192%	7/1/49	24,480	25,955
	Partners Healthcare System Inc.	3.342%	7/1/60	32,045	35,449
	PepsiCo Inc.	4.000%	3/5/42	51,391	65,650
	Pfizer Inc.	3.450%	3/15/29	70,335	82,402
	Pfizer Inc.	1.700%	5/28/30	6,065	6,239
	Pfizer Inc.	4.100%	9/15/38	53,995	69,032
	Pfizer Inc.	2.550%	5/28/40	7,535	7,958
	Pfizer Inc.	2.700%	5/28/50	8,330	8,918
	Philip Morris International Inc.	2.500%	8/22/22	21,645	22,443
	Philip Morris International Inc.	3.600%	11/15/23	7,000	7,653
	Philip Morris International Inc.	3.375%	8/11/25	14,440	16,086
	Philip Morris International Inc.	4.875%	11/15/43	6,185	8,318
3	Procter & Gamble - Esop	9.360%	1/1/21	3,727	3,742
	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	17,470	18,608
3	Providence St. Joseph Health Obligated Group	3.930%	10/1/48	11,805	14,211
5	Royalty Pharma plc	3.300%	9/2/40	14,550	15,215
5	Royalty Pharma plc	3.550%	9/2/50	39,091	40,297
	RUSH Obligated Group	3.922%	11/15/29	11,880	13,739
5	Sigma Alimentos SA de CV	4.125%	5/2/26	14,750	16,293
	SSM Health Care Corp.	3.823%	6/1/27	34,910	39,008
	Sutter Health	2.294%	8/15/30	18,345	18,722
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	30,355	30,955
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	18,255	19,277
	Toledo Hospital	5.750%	11/15/38	18,910	22,164
5	Upjohn Inc.	3.850%	6/22/40	14,665	16,514
5	Upjohn Inc.	4.000%	6/22/50	19,716	22,457
	Wyeth LLC	5.950%	4/1/37	25,000	37,605
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	34,179
	Energy (1.0%)
5	BG Energy Capital plc	4.000%	10/15/21	5,000	5,151
	BP Capital Markets America Inc.	3.245%	5/6/22	35,000	36,443
	BP Capital Markets America Inc.	1.749%	8/10/30	7,780	7,682

12

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	BP Capital Markets plc	3.062%	3/17/22	43,130	44,634
	BP Capital Markets plc	2.500%	11/6/22	22,000	22,897
	BP Capital Markets plc	3.994%	9/26/23	16,185	17,743
	BP Capital Markets plc	3.814%	2/10/24	38,938	42,655
	BP Capital Markets plc	3.506%	3/17/25	50,285	55,959
	Chevron Corp.	3.191%	6/24/23	25,330	27,003
	Cimarex Energy Co.	4.375%	6/1/24	31,555	34,001
	ConocoPhillips Co.	4.950%	3/15/26	4,385	5,246
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	21,445	23,102
	Dominion Energy Gas Holdings LLC	3.000%	11/15/29	19,580	21,644
	Dominion Energy Gas Holdings LLC	4.800%	11/1/43	4,185	5,419
	Dominion Energy Gas Holdings LLC	4.600%	12/15/44	24,863	31,508
	Energy Transfer Operating LP	5.250%	4/15/29	40,000	45,300
	Energy Transfer Operating LP	5.000%	5/15/50	14,445	15,167
	Energy Transfer Partners LP	5.300%	4/15/47	5,745	6,025
	Enterprise Products Operating LLC	4.250%	2/15/48	26,420	30,784
	Enterprise Products Operating LLC	3.700%	1/31/51	5,935	6,443
	Exxon Mobil Corp.	2.726%	3/1/23	11,910	12,491
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	8,948
	Exxon Mobil Corp.	2.275%	8/16/26	36,735	39,354
	Exxon Mobil Corp.	2.440%	8/16/29	25,195	27,046
	Exxon Mobil Corp.	2.610%	10/15/30	35,925	39,047
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	14,800
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	36,775	38,707
5	Schlumberger Holdings Corp.	3.900%	5/17/28	31,025	34,458
5	Schlumberger Investment SA	2.400%	8/1/22	23,925	24,494
	Schlumberger Investment SA	3.650%	12/1/23	44,520	48,015
	Shell International Finance BV	3.250%	5/11/25	11,051	12,226
	Shell International Finance BV	4.125%	5/11/35	43,465	53,857
	Shell International Finance BV	5.500%	3/25/40	12,990	18,708
	Shell International Finance BV	4.375%	5/11/45	96,700	124,825
	Suncor Energy Inc.	5.950%	12/1/34	20,700	25,593
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	3,500	3,671
	Sunoco Logistics Partners Operations LP	5.400%	10/1/47	750	801
	Total Capital International SA	2.700%	1/25/23	36,510	38,291
	Total Capital International SA	3.750%	4/10/24	41,500	45,814
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	55,838
	TransCanada PipeLines Ltd.	4.100%	4/15/30	7,125	8,303
	Other Industrial (0.3%)
5	CK Hutchison International 20 Ltd.	3.375%	5/8/50	22,015	24,590
3	Duke University	2.832%	10/1/55	25,700	27,672
	Emory University	2.143%	9/1/30	25,475	26,610
	Georgetown University	4.315%	4/1/49	5,405	6,673
	Georgetown University	2.943%	4/1/50	9,430	9,147
3	Johns Hopkins University	4.083%	7/1/53	7,805	10,434
3	Johns Hopkins University	2.813%	1/1/60	6,420	6,639
3	Northeastern University	2.894%	10/1/50	6,995	7,427
	President & Fellows of Harvard College	2.517%	10/15/50	18,355	19,375
5	SBA Tower Trust	3.168%	4/11/22	48,960	49,438
5	SBA Tower Trust	3.448%	3/15/23	23,770	25,173
5	SBA Tower Trust	2.836%	1/15/25	25,075	26,612
5	SBA Tower Trust	1.884%	1/15/26	8,960	9,110
3	University of Chicago	2.761%	4/1/45	5,825	6,006
	Yale University	1.482%	4/15/30	12,135	12,263
	Yale University	2.402%	4/15/50	14,740	14,778
	Technology (2.1%)
	Apple Inc.	3.000%	2/9/24	22,535	24,234
	Apple Inc.	3.450%	5/6/24	39,950	43,932
	Apple Inc.	2.850%	5/11/24	44,990	48,354
	Apple Inc.	2.750%	1/13/25	21,495	23,277
	Apple Inc.	3.250%	2/23/26	37,631	42,174
	Apple Inc.	2.450%	8/4/26	43,466	47,261
	Apple Inc.	3.350%	2/9/27	55,925	63,763

13

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Apple Inc.	3.200%	5/11/27	39,185	44,408
	Apple Inc.	2.900%	9/12/27	55,355	61,823
	Apple Inc.	3.850%	5/4/43	17,000	21,778
	Apple Inc.	4.450%	5/6/44	5,075	7,075
	Apple Inc.	3.850%	8/4/46	36,890	47,130
	Apple Inc.	2.650%	5/11/50	17,660	18,980
	Apple Inc.	2.550%	8/20/60	48,290	49,814
	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	11,385	12,792
	Broadcom Inc.	4.250%	4/15/26	3,505	3,951
	Broadcom Inc.	4.110%	9/15/28	37,859	43,161
	Broadcom Inc.	4.150%	11/15/30	4,480	5,203
	Cisco Systems Inc.	2.500%	9/20/26	15,676	17,240
	Equinix Inc.	3.000%	7/15/50	34,420	35,331
	Fiserv Inc.	3.200%	7/1/26	23,105	25,888
	Global Payments Inc.	2.900%	5/15/30	14,680	15,994
	Intel Corp.	2.875%	5/11/24	29,395	31,651
	Intel Corp.	4.100%	5/19/46	51,605	66,444
	International Business Machines Corp.	3.375%	8/1/23	60,000	64,697
	International Business Machines Corp.	3.625%	2/12/24	35,000	38,334
	International Business Machines Corp.	3.000%	5/15/24	86,100	93,129
	International Business Machines Corp.	3.300%	5/15/26	155,985	175,765
	International Business Machines Corp.	3.500%	5/15/29	103,700	119,941
	International Business Machines Corp.	5.875%	11/29/32	20,240	29,135
	International Business Machines Corp.	2.850%	5/15/40	11,490	12,299
	International Business Machines Corp.	2.950%	5/15/50	4,545	4,899
	Microsoft Corp.	2.875%	2/6/24	57,005	61,186
	Microsoft Corp.	3.125%	11/3/25	17,700	19,751
	Microsoft Corp.	3.500%	2/12/35	23,520	29,243
	Microsoft Corp.	3.450%	8/8/36	65,320	81,069
	Microsoft Corp.	4.100%	2/6/37	28,491	37,531
	Microsoft Corp.	3.700%	8/8/46	61,115	78,960
	Microsoft Corp.	2.525%	6/1/50	122,844	131,469
	Oracle Corp.	2.500%	5/15/22	46,930	48,237
	Oracle Corp.	2.950%	11/15/24	79,830	86,600
	Oracle Corp.	2.950%	5/15/25	13,635	14,854
	Oracle Corp.	3.250%	11/15/27	111,485	126,495
	Oracle Corp.	4.000%	11/15/47	32,175	39,361
	Oracle Corp.	3.600%	4/1/50	47,245	54,971
	Oracle Corp.	3.850%	4/1/60	18,200	22,429
5	QUALCOMM Inc.	1.300%	5/20/28	27,474	27,528
	QUALCOMM Inc.	2.150%	5/20/30	29,475	31,288
5	QUALCOMM Inc.	1.650%	5/20/32	41,155	41,104
	QUALCOMM Inc.	3.250%	5/20/50	10,605	12,527
5	Tencent Holdings Ltd.	3.575%	4/11/26	6,595	7,286
5	Tencent Holdings Ltd.	3.595%	1/19/28	57,300	62,937
5	Tencent Holdings Ltd.	3.975%	4/11/29	32,420	36,875
	Transportation (0.5%)
3,5	British Airways 2020-1 Class A Pass Through Trust	4.250%	11/15/32	4,755	4,990
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,810
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	22,511
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	22,670
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	6,000	8,204
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	13,365	17,694
	Burlington Northern Santa Fe LLC	4.050%	6/15/48	2,715	3,604
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	9,950	11,550
	Canadian National Railway Co.	2.450%	5/1/50	6,870	7,075
3	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	16,323	16,011
	CSX Corp.	4.300%	3/1/48	16,150	21,250
	CSX Corp.	3.350%	9/15/49	5,535	6,427
5	ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,555
5	ERAC USA Finance LLC	7.000%	10/15/37	32,995	50,579
5	ERAC USA Finance LLC	5.625%	3/15/42	21,787	30,020
3	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	5,385	5,511

14

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	FedEx Corp.	2.700%	4/15/23	23,430	24,624
	FedEx Corp.	4.100%	2/1/45	4,455	5,292
	FedEx Corp.	4.750%	11/15/45	12,168	15,819
	FedEx Corp.	4.550%	4/1/46	6,073	7,667
	FedEx Corp.	4.050%	2/15/48	1,705	2,047
	FedEx Corp.	4.950%	10/17/48	11,474	15,511
	Kansas City Southern	4.950%	8/15/45	16,985	21,691
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.450%	7/1/24	16,420	17,862
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	2.700%	11/1/24	10,220	10,892
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	3.950%	3/10/25	52,010	57,965
5	Penske Truck Leasing Co. LP / PTL Finance Corp.	4.450%	1/29/26	16,450	18,837
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	6,746	6,912
	Union Pacific Corp.	3.700%	3/1/29	17,470	20,484
	Union Pacific Corp.	3.250%	2/5/50	14,495	16,601
	Union Pacific Corp.	3.799%	10/1/51	23,191	28,591
	Union Pacific Corp.	3.839%	3/20/60	9,530	11,647
5	Union Pacific Corp.	2.973%	9/16/62	22,015	23,385
	Union Pacific Corp.	3.750%	2/5/70	10,510	12,482
3	United Airlines 2018-1 Class B Pass Through Trust	4.600%	3/1/26	6,407	5,644
					11,600,400
Utilities (3.0%)
	Electric (2.6%)
	AEP Texas Inc.	4.150%	5/1/49	5,065	6,274
	AEP Texas Inc.	3.450%	1/15/50	16,810	19,148
	Alabama Power Co.	5.700%	2/15/33	15,000	20,704
	Alabama Power Co.	3.750%	3/1/45	24,430	29,502
	Alabama Power Co.	4.300%	7/15/48	28,015	37,616
	Ameren Illinois Co.	3.800%	5/15/28	22,215	26,144
	Ameren Illinois Co.	6.125%	12/15/28	54,000	67,759
	Ameren Illinois Co.	3.700%	12/1/47	5,045	6,229
	Arizona Public Service Co.	3.350%	5/15/50	11,220	13,149
	Baltimore Gas and Electric Co.	2.900%	6/15/50	6,549	7,066
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	41,185	61,407
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	830	1,216
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,715	14,892
5	Berkshire Hathaway Energy Co.	4.250%	10/15/50	15,865	20,731
	Cleco Corporate Holdings LLC	3.375%	9/15/29	9,180	9,300
	Commonwealth Edison Co.	4.350%	11/15/45	13,610	17,727
	Commonwealth Edison Co.	3.650%	6/15/46	6,365	7,594
	Commonwealth Edison Co.	4.000%	3/1/48	17,455	22,185
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	47,235
	Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	2,729	3,238
	Consolidated Edison Co. of New York Inc.	3.950%	4/1/50	1,690	2,081
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	66,625	90,482
	Consolidated Edison Co. of New York Inc.	4.500%	5/15/58	22,530	30,606
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,788
	Dominion Energy Inc.	2.715%	8/15/21	15,805	16,034
5	Dominion Energy Inc.	2.450%	1/15/23	111,320	115,623
	Dominion Energy Inc.	5.250%	8/1/33	5,706	7,319
	Dominion Energy Inc.	4.600%	3/15/49	27,385	37,023
	Dominion Energy South Carolina Inc.	6.625%	2/1/32	4,886	7,020
	Dominion Energy South Carolina Inc.	5.300%	5/15/33	1,438	1,928
	Dominion Energy South Carolina Inc.	6.050%	1/15/38	44,155	65,135
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	2,945	4,186
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	7,251	9,630
	Dominion Energy South Carolina Inc.	5.100%	6/1/65	29,850	46,625
	DTE Energy Co.	3.800%	3/15/27	9,550	10,880
	Duke Energy Carolinas LLC	6.050%	4/15/38	4,000	6,049
	Duke Energy Carolinas LLC	3.700%	12/1/47	17,085	20,721
	Duke Energy Corp.	2.650%	9/1/26	11,775	12,808
	Duke Energy Corp.	3.400%	6/15/29	12,030	13,667
	Duke Energy Corp.	4.800%	12/15/45	44,700	60,813
	Duke Energy Corp.	3.750%	9/1/46	9,940	11,862

15

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	12,233
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	42,216
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	22,364
	Duke Energy Progress LLC	4.100%	3/15/43	615	769
	Duke Energy Progress LLC	4.200%	8/15/45	40,400	51,776
	Emera US Finance LP	3.550%	6/15/26	34,050	37,926
	Entergy Louisiana LLC	3.120%	9/1/27	14,935	16,621
	Evergy Inc.	2.450%	9/15/24	10,420	11,042
	Evergy Inc.	2.900%	9/15/29	15,865	17,221
	Evergy Metro Inc.	2.250%	6/1/30	5,680	6,044
	Eversource Energy	2.900%	10/1/24	17,450	18,846
	Eversource Energy	3.150%	1/15/25	5,025	5,465
	Eversource Energy	3.300%	1/15/28	14,410	16,039
	Florida Power & Light Co.	5.650%	2/1/35	50,000	69,838
	Florida Power & Light Co.	4.950%	6/1/35	10,000	13,938
	Florida Power & Light Co.	5.650%	2/1/37	5,000	7,170
	Florida Power & Light Co.	5.950%	2/1/38	39,215	58,635
	Florida Power & Light Co.	5.690%	3/1/40	4,000	5,995
	Florida Power & Light Co.	3.700%	12/1/47	17,370	21,568
	Fortis Inc.	3.055%	10/4/26	28,565	31,267
	Georgia Power Co.	5.400%	6/1/40	6,665	8,978
	Georgia Power Co.	4.750%	9/1/40	25,858	33,606
	Georgia Power Co.	4.300%	3/15/42	9,934	12,347
	Indiana Michigan Power Co.	4.250%	8/15/48	14,980	19,102
	Kansas City Power & Light Co.	4.200%	3/15/48	3,419	4,325
5	Massachusetts Electric Co.	5.900%	11/15/39	21,565	31,749
5	Metropolitan Edison Co.	4.300%	1/15/29	6,572	7,497
5	Mid-Atlantic Interstate Transmission LLC	4.100%	5/15/28	2,345	2,639
	MidAmerican Energy Co.	4.250%	5/1/46	5,485	7,070
	MidAmerican Energy Co.	4.250%	7/15/49	11,545	15,709
	MidAmerican Energy Co.	3.150%	4/15/50	45,450	52,787
5	Monongahela Power Co.	5.400%	12/15/43	4,570	6,264
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,255	16,292
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	43,760
	Nevada Power Co.	3.125%	8/1/50	17,790	19,792
	NextEra Energy Capital Holdings Inc.	2.403%	9/1/21	43,950	44,633
	NextEra Energy Capital Holdings Inc.	3.250%	4/1/26	9,260	10,336
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	36,415
	NextEra Energy Capital Holdings Inc.	3.500%	4/1/29	14,165	16,130
	NextEra Energy Capital Holdings Inc.	2.250%	6/1/30	40,110	41,958
5	Niagara Mohawk Power Corp.	4.278%	12/15/28	35,970	43,111
5	Niagara Mohawk Power Corp.	3.025%	6/27/50	14,840	15,813
	Northern States Power Co.	6.250%	6/1/36	50,000	74,952
3,5	Oglethorpe Power Corp.	6.191%	1/1/31	36,565	45,078
	Oglethorpe Power Corp.	5.950%	11/1/39	6,075	8,011
	Oglethorpe Power Corp.	4.550%	6/1/44	1,825	2,021
	Oglethorpe Power Corp.	4.250%	4/1/46	19,060	19,939
	Oglethorpe Power Corp.	5.050%	10/1/48	5,640	7,036
5	Oglethorpe Power Corp.	3.750%	8/1/50	8,520	9,042
	Oglethorpe Power Corp.	5.250%	9/1/50	17,220	21,611
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	2,675	3,454
	PacifiCorp	2.950%	6/1/23	29,675	31,339
	PacifiCorp	2.700%	9/15/30	5,025	5,547
	PacifiCorp	5.900%	8/15/34	12,500	16,864
	PacifiCorp	6.250%	10/15/37	36,635	54,725
	PacifiCorp	4.125%	1/15/49	2,141	2,769
	PacifiCorp	4.150%	2/15/50	11,625	15,004
	PacifiCorp	3.300%	3/15/51	11,806	13,531
	Potomac Electric Power Co.	3.050%	4/1/22	3,765	3,890
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	37,900
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,423
	San Diego Gas & Electric Co.	3.750%	6/1/47	5,390	6,334
	San Diego Gas & Electric Co.	4.150%	5/15/48	5,940	7,446
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	36,379

16

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Sierra Pacific Power Co.	2.600%	5/1/26	7,857	8,541
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	11,735
	Southern California Edison Co.	2.400%	2/1/22	4,295	4,373
	Southern California Edison Co.	3.700%	8/1/25	3,315	3,703
	Southern California Edison Co.	6.000%	1/15/34	7,695	10,503
	Southern California Edison Co.	5.550%	1/15/37	50,475	64,220
	Southern California Edison Co.	5.950%	2/1/38	40,000	53,617
	Southern California Edison Co.	6.050%	3/15/39	1,980	2,678
	Southern California Edison Co.	4.000%	4/1/47	6,530	7,760
	Southern California Edison Co.	4.125%	3/1/48	11,495	13,954
	Southern California Edison Co.	3.650%	2/1/50	5,405	6,277
	Southern Co.	3.250%	7/1/26	30,885	34,576
	Southern Co.	4.400%	7/1/46	41,137	53,104
	Southwestern Electric Power Co.	6.200%	3/15/40	9,800	14,149
	Southwestern Public Service Co.	3.700%	8/15/47	3,756	4,476
	Union Electric Co.	4.000%	4/1/48	14,316	18,072
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	36,182
	Virginia Electric & Power Co.	3.500%	3/15/27	16,025	18,332
	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,549
	Westar Energy Inc.	3.250%	9/1/49	9,000	10,111
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	24,283
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	57,694
	Natural Gas (0.3%)
5	Boston Gas Co.	3.150%	8/1/27	5,385	5,913
5	Boston Gas Co.	3.001%	8/1/29	5,970	6,577
5	Brooklyn Union Gas Co.	3.407%	3/10/26	2,685	2,990
5	Brooklyn Union Gas Co.	4.273%	3/15/48	61,265	77,391
	CenterPoint Energy Resources Corp.	4.000%	4/1/28	8,068	9,493
5	East Ohio Gas Co.	2.000%	6/15/30	8,960	9,298
5	East Ohio Gas Co.	3.000%	6/15/50	13,050	14,264
5	Infraestructura Energetica Nova SAB de CV	4.875%	1/14/48	16,565	16,379
5	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	27,816
	NiSource Finance Corp.	5.250%	2/15/43	14,588	20,028
	NiSource Finance Corp.	4.800%	2/15/44	10,370	13,713
	Sempra Energy	2.875%	10/1/22	27,530	28,457
	Sempra Energy	3.250%	6/15/27	80,765	88,898
	Sempra Energy	6.000%	10/15/39	14,800	21,225
	Southwest Gas Corp.	2.200%	6/15/30	6,310	6,620
	Other Utility (0.1%)
	American Water Capital Corp.	2.950%	9/1/27	9,975	11,009
	American Water Capital Corp.	3.750%	9/1/47	1,435	1,764
	American Water Capital Corp.	4.200%	9/1/48	30,403	39,947
	American Water Capital Corp.	4.150%	6/1/49	850	1,121
	American Water Capital Corp.	3.450%	5/1/50	2,280	2,699
					3,273,468
Total Corporate Bonds (Cost $20,221,804)					23,373,297
Sovereign Bonds (0.8%)
3,5	Bermuda	2.375%	8/20/30	6,730	6,999
3,5	Bermuda	3.375%	8/20/50	6,835	7,226
5	Electricite de France SA	4.875%	9/21/38	69,680	87,593
5	Electricite de France SA	4.950%	10/13/45	15,100	19,595
	Equinor ASA	2.450%	1/17/23	15,017	15,657
	Equinor ASA	2.650%	1/15/24	14,000	14,856
	Equinor ASA	3.700%	3/1/24	25,320	27,783
	Equinor ASA	3.250%	11/10/24	25,200	27,655
	Equinor ASA	2.875%	4/6/25	4,775	5,181
	Equinor ASA	3.125%	4/6/30	80,155	89,969
	Equinor ASA	2.375%	5/22/30	7,585	8,043
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	57,446
5	Kingdom of Saudi Arabia	2.875%	3/4/23	30,195	31,562
3	Republic of Colombia	4.000%	2/26/24	30,240	32,433

17

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
5	Saudi Arabian Oil Co.	3.500%	4/16/29	28,670	31,715
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	67,103
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,000	31,817
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	62,480	63,980
5	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	28,630	31,859
5	State of Kuwait	2.750%	3/20/22	4,255	4,373
5	State of Qatar	2.375%	6/2/21	25,190	25,443
5	State of Qatar	3.875%	4/23/23	56,160	60,318
5	State of Qatar	3.375%	3/14/24	3,360	3,629
5	State of Qatar	4.400%	4/16/50	14,035	18,613
5	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	46,956
5	Temasek Financial I Ltd.	3.625%	8/1/28	36,800	43,243
5	Temasek Financial I Ltd.	2.250%	4/6/51	39,210	39,640
5	Temasek Financial I Ltd.	2.500%	10/6/70	22,880	23,208
Total Sovereign Bonds (Cost $828,556)					923,895
Taxable Municipal Bonds (1.9%)
	Atlanta GA Downtown Development Authority Revenue	6.875%	2/1/21	1,510	1,527
	Atlanta GA Water & Wastewater Revenue	2.257%	11/1/35	7,620	7,851
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	2.574%	4/1/31	14,455	15,554
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	6.263%	4/1/49	1,965	3,397
	Bay Area Toll Authority California Toll Bridge Revenue (San Francisco Bay Area)	7.043%	4/1/50	29,920	54,459
	Broward County FL Airport System Revenue	3.477%	10/1/43	10,370	10,782
	California GO	7.350%	11/1/39	56,970	94,327
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	12,113
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	3,205	4,813
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.200%	12/1/40	2,260	3,079
	Chicago IL Transit Authority Sales Tax Receipts Revenue	6.899%	12/1/40	57,835	81,997
	Chicago IL Transit Authority Transfer Tax Receipts Revenue	6.899%	12/1/40	33,870	48,020
	City of Riverside CA Revenue	3.857%	6/1/45	8,775	9,400
	City of San Antonio TX Electric & Gas Systems Revenue	2.905%	2/1/48	8,220	8,422
	Dallas Fort Worth TX International Airport Revenue	3.089%	11/1/40	7,405	7,524
	Dallas Fort Worth TX International Airport Revenue	2.919%	11/1/50	5,565	5,539
	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	4.094%	1/15/49	5,345	5,619
7	Foothill-Eastern Transportation Corridor Agency CA Toll Road Revenue	3.924%	1/15/53	39,440	41,759
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	66,616	99,925
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	10,164	15,473
	Grand Parkway Transportation Corp. Texas System Toll Revenue	5.184%	10/1/42	40,435	57,309
	Grand Parkway Transportation Corp. Texas System Toll Revenue	3.236%	10/1/52	28,900	29,913
	Great Lakes Water Authority Sewage Disposal System Revenue	3.056%	7/1/39	8,495	9,029
	Houston TX GO	6.290%	3/1/32	16,850	21,424
	Illinois GO	5.100%	6/1/33	30,560	30,659
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	41,966
	JobsOhio Beverage System Statewide Liquor Profits Revenue	2.833%	1/1/38	5,480	5,901
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	7,745	10,481
7	Kansas Development Finance Authority Revenue (Public Employees Retirement System)	5.501%	5/1/34	50,000	65,390
	Louisville & Jefferson County KY Metropolitan Sewer District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	29,395

18

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Maryland Transportation Authority Facilities Projects Revenue	5.888%	7/1/43	18,985	27,837
	Massachusetts GO	2.514%	7/1/41	8,175	8,321
	Massachusetts School Building Authority Revenue	1.753%	8/15/30	41,345	41,911
	Massachusetts School Building Authority Revenue	2.950%	5/15/43	21,350	22,114
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	5.715%	8/15/39	22,105	31,875
	Massachusetts School Building Authority Dedicated Sales Tax Revenue	3.395%	10/15/40	17,040	17,927
	Michigan Finance Authority Revenue (Trinity Health Credit Group)	3.084%	12/1/34	11,320	12,211
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	59,093
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	1,705	2,779
	New York Metropolitan Transportation Authority Revenue	6.200%	11/15/26	2,195	2,415
	New York Metropolitan Transportation Authority Revenue	5.175%	11/15/49	23,665	26,535
	New York Metropolitan Transportation Authority Revenue	6.814%	11/15/40	27,295	34,984
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	17,412
	New York Metropolitan Transportation Authority Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	22,410
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.110%	2/15/39	21,260	22,800
	New York State Dormitory Authority Revenue (Personal Income Tax)	3.190%	2/15/43	12,095	13,101
	New York State Thruway Authority Revenue	2.900%	1/1/35	16,730	18,171
	New York State Thruway Authority Revenue	3.500%	1/1/42	9,430	9,831
	New York State Urban Development Corp. Revenue	2.100%	3/15/22	57,115	57,653
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	44,035	76,280
	Oregon Department of Transportation Highway User Tax Revenue	5.834%	11/15/34	25,930	37,778
7	Oregon School Boards Association GO	5.528%	6/30/28	50,000	60,399
8	Oregon State University Revenue	3.424%	3/1/60	28,000	28,484
	Pennsylvania State University Revenue	2.790%	9/1/43	18,660	19,430
	Pennsylvania State University Revenue	2.840%	9/1/50	4,385	4,480
9	Philadelphia PA Authority for Industrial Development Authority Revenue	6.550%	10/15/28	66,810	85,872
	Port Authority of New York & New Jersey Revenue	1.086%	7/1/23	18,690	18,903
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,600	3,067
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,904
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	44,055	57,396
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	30,071
	Regents of the University of California Medical Center Pooled Revenue	3.006%	5/15/50	15,445	16,544
	Regents of the University of California Medical Center Pooled Revenue	3.256%	5/15/60	29,920	32,425
	Riverside County CA Pension Revenue	3.818%	2/15/38	9,585	10,578
	Rutgers The State University of New Jersey Revenue	3.270%	5/1/43	11,960	12,785
	Sales Tax Securitization Corp. Illinois Revenue	4.787%	1/1/48	20,690	24,983
	Stanford University Revenue	6.875%	2/1/24	13,685	16,185
	Stanford University Revenue	7.650%	6/15/26	29,000	39,053
	State Board of Administration Finance Corp. Revenue	1.705%	7/1/27	34,055	35,010
	Texas Transportation Commission Revenue	2.562%	4/1/42	7,310	7,427
	Texas Transportation Commission State Highway Fund	4.000%	10/1/33	16,665	20,932
	University of California Revenue	1.316%	5/15/27	13,075	13,211
	University of California Revenue	1.614%	5/15/30	21,900	21,771
	University of California Revenue	3.931%	5/15/45	22,370	26,017
	University of California Revenue	4.601%	5/15/31	21,975	26,276
	University of California Revenue	4.765%	5/15/44	5,980	6,610
	University of California Regents Medical Center Revenue	6.548%	5/15/48	10,400	16,754
	University of California Regents Medical Center Revenue	6.583%	5/15/49	15,225	24,411
	University of Michigan Revenue	2.437%	4/1/40	13,955	14,640

19

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

	Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
University of Michigan Revenue	2.562%	4/1/50	10,105	10,836
University of Virginia Revenue	2.256%	9/1/50	15,335	15,170
Total Taxable Municipal Bonds (Cost $1,767,626)				2,110,109

Shares
Temporary Cash Investments (3.2%)
Money Market Fund (0.0%)
10	Vanguard Market Liquidity Fund	0.109%	1,886	188

			Maturity Date	Face Amount ($000)
Repurchase Agreements (1.8%)
	Bank of America Securities, LLC (Dated 11/30/20, Repurchase Value $21,700,000, collateralized by Federal Home Loan Bank 3.840%-4.250%, 9/28/28-10/19/38, with a value of $22,138,000)	0.090%	12/1/20	21,700	21,700
	Citigroup Global Markets Inc. (Dated 11/30/20, Repurchase Value $240,900,000, collateralized by U.S. Treasury Note/Bond 2.500%-6.500%, 11/15/26-2/15/48, and U.S. Treasury Bill 0.000%, 1/19/21-2/23/21, with a value of $245,718,000)	0.070%	12/1/20	240,900	240,900
	Credit Agricole Securities (USA) Inc. (Dated 11/30/20, Repurchase Value $447,501,000, collateralized by U.S. Treasury Note/Bond 1.250%-4.375%, 5/15/41-8/15/50, with a value of $456,450,000)	0.070%	12/1/20	447,500	447,500
	Deutsche Bank Securities, Inc. (Dated 11/30/20, Repurchase Value $152,300,000, collateralized by U.S. Treasury Note/Bond 0.375%, 11/30/25, with a value of $155,346,000)	0.090%	12/1/20	152,300	152,300
	HSBC Bank USA (Dated 11/30/20, Repurchase Value $57,800,000, collateralized by U.S. Treasury Note/Bond 0.625%-4.625%, 2/28/22-8/15/50, with a value of $58,956,000)	0.070%	12/1/20	57,800	57,800
	HSBC Bank USA (Dated 11/30/20, Repurchase Value $100,400,000, collateralized by Federal Home Loan Mortgage Corp. 3.000%-4.000%, 9/1/42-7/1/50, and Federal National Mortgage Assn. 2.500%-4.500%, 7/1/35-10/1/50, with a value of $102,408,000)	0.090%	12/1/20	100,400	100,400
	Nomura International plc (Dated 11/30/20, Repurchase Value $562,101,000, collateralized by U.S. Treasury Note/Bond 0.125%-3.375%, 2/28/21-2/15/43, with a value of $573,342,000)	0.070%	12/1/20	562,100	562,100
	RBC Capital Markets LLC (Dated 11/30/20, Repurchase Value $155,600,000, collateralized by Federal Home Loan Mortgage Corp. 2.500%, 9/1/50-11/1/50, and Federal National Mortgage Assn. 2.000%-3.000%, 2/1/50-12/1/50, with a value of $158,712,000)	0.080%	12/1/20	155,600	155,600
	TD Securities (USA) LLC (Dated 11/30/20, Repurchase Value $80,200,000, collateralized by U.S. Treasury Bill 0.000%, 3/2/21, with a value of $81,804,000)	0.090%	12/1/20	80,200	80,200
	Wells Fargo & Co. (Dated 11/30/20, Repurchase Value $144,200,000, collateralized by Federal National Mortgage Assn. 2.500%-5.500%, 7/1/33-12/1/50, with a value of $147,084,000)	0.090%	12/1/20	144,200	144,200
					1,962,700
U.S. Government and Agency Obligations (1.4%)
	United States Cash Management Bill	0.090%	4/13/21	152,800	152,750
1	United States Treasury Bill	0.108%	3/25/21	1,000,000	999,700
	United States Treasury Bill	0.096%	4/15/21	424,000	423,864
					1,576,314

20

Vanguard® Wellington Fund

Schedule of Investments

November 30, 2020

Amount ($000)
Total Temporary Cash Investments (Cost $3,539,107)	3,539,202
Total Investments (100.0%) (Cost $80,069,844)	111,602,291
Other Assets and Liabilities—Net (0.0%)	42,101
Net Assets (100%)	111,644,392

Cost is in $000.

*	Non-income-producing security.
1	Securities with a value of $11,880,000 have been segregated as initial margin for open futures contracts.
2	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2020.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2020, the aggregate value of these securities was $5,615,863,000, representing 5.0% of net assets.
6	Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8	Scheduled principal and interest payments are guaranteed by Build America Mutual Assurance Co.
9	Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

21

© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210_012021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Wellington Fund (one of the funds constituting Vanguard Wellington Fund, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

January 14, 2021

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ MORTIMER J. BUCKLEY*

MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: January 20, 2021

VANGUARD WELLINGTON FUND

BY:	/s/ JOHN BENDL*

JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: January 20, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on December 18, 2020 (see File Number 33-64845), Incorporated by Reference.